[B]

                                 BROWN ADVISORY


                                   PROSPECTUS




                                OCTOBER 1, 2003


                      BROWN ADVISORY SMALL-CAP GROWTH FUND

                              INSTITUTIONAL SHARES
                                 A AND B SHARES

                       BROWN ADVISORY GROWTH EQUITY FUND

                              INSTITUTIONAL SHARES
                                    A SHARES


  EACH FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN COMMON STOCK.



     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED EITHER FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR
      COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     [B]
                                                               TABLE OF CONTENTS
BROWN ADVISORY

RISK/RETURN SUMMARY                                                            2
    Brown Advisory Small-Cap Growth Fund                                       2
        Investment Objective                                                   2
        Principal Investment Strategy                                          2
        The Adviser's Processes - Purchasing
          Portfolio Securities                                                 2
        The Adviser's Processes - Selling
          Portfolio Securities                                                 3
        Temporary Defensive Position                                           3
    Brown Advisory Growth Equity Fund                                          3
        Investment Objective                                                   3
        Principal Investment Strategy                                          4
        The Adviser's Processes - Purchasing
          Portfolio Securities                                                 4
        The Adviser's Processes - Selling
          Portfolio Securities                                                 5
        Temporary Defensive Position                                           5
    Principal Risks of Investing in the Funds                                  5
    Who May Want to Invest in the Funds                                        6

PERFORMANCE INFORMATION                                                        8

FEE TABLES                                                                    12

MANAGEMENT                                                                    16

YOUR ACCOUNT                                                                  19
    How to Contact the Funds                                                  19
    General Information                                                       19
    Buying Shares                                                             20
    Selling Shares                                                            26
    Choosing a Share Class                                                    30
    Exchange Privileges                                                       33
    Retirement Accounts                                                       34

OTHER INFORMATION                                                             35

FINANCIAL HIGHLIGHTS                                                          37

                                                                       [B]
RISK/RETURN SUMMARY
                                                                  BROWN ADVISORY

[CALLOUT BOX: CONCEPTS TO UNDERSTAND

COMMON STOCK means an equity or ownership interest in a company.

MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

FUNDAMENTAL ANALYSIS means the analysis of a company's financial condition to help forecast the future value of its stock price. This analysis includes a review of a company's balance sheet and income statement, asset history, earnings history, product or service development and management productivity.

PRICE/EARNINGS RATIO means the price of a stock divided by the company's earnings per share.

PRICE/SALES RATIO means the amount an investor is willing to pay for a dollar of revenue.

PRICE/CASH FLOW RATIO means the price of a stock divided by free cash flow per share.

PRICE/BOOK RATIO means the price of a stock divided by the company's book value per share.]

This Prospectus offers Institutional Shares, A Shares and B Shares of Brown Advisory Small-Cap Growth Fund and Institutional Shares and A Shares of Brown Advisory Growth Equity Fund. Institutional Shares are designed for institutional investors and A and B Shares are designed for retail investors.

Shares of Brown Advisory Small-Cap Growth Fund issued and outstanding as of July 17, 2002 and shares of Brown Advisory Growth Equity Fund issued and outstanding as of February 11, 2003 were redesignated as Institutional Shares.

BROWN ADVISORY SMALL-CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve capital appreciation by primarily investing in equity securities.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the common stock of small domestic growth companies ("80% Policy"). Growth companies are companies that have exhibited an above average increase in earnings over the past few years and that have strong, sustainable earnings prospects and attractive stock prices. Small companies are those companies whose market capitalizations are less than $1.5 billion. If 80% of the Fund's net assets (including borrowings for investments) are not invested in small, domestic growth companies due to, among other things, changes in the market capitalizations of those companies in the Fund's portfolio, the Fund will limit new investments to small domestic growth companies.

The Fund must provide shareholders with 60 days' prior written notice if it decreases the percentage limitations associated with its 80% Policy.

THE ADVISER'S PROCESSES -- PURCHASING PORTFOLIO SECURITIES Brown Investment Advisory Incorporated (the "Adviser") starts by identifying a universe of small companies. From these companies, the Adviser selects those with the potential to grow earnings 20% or more annually and a market capitalization of less than $1.5 billion. The Adviser then performs a


2
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     [B]

BROWN ADVISORY

fundamental analysis of these companies. The Adviser uses the data to identify companies that have:

     o Significant business opportunities relative to their operating history and size
     o    Proprietary products, services or distribution systems
     o    Management with a plan that the Adviser can understand and monitor
     o    Attractively priced stocks compared to their growth potential

The Adviser plans to invest in these companies early in their life cycle and to hold the investments for the long-term if they continue to satisfy the Fund's investment criteria.

THE ADVISER'S PROCESSES -- SELLING PORTFOLIO SECURITIES The Adviser monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a stock if:

     o It subsequently fails to meet the Adviser's initial investment criteria
     o A more attractively priced company is found or if funds are needed for other purposes
     o It becomes overvalued relative to the long-term expectation for the stock price

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest, without limitation, in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. While investing for temporary defensive purposes, the Fund may not achieve its investment objective.

BROWN ADVISORY GROWTH EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve capital appreciation by primarily investing in equity securities.

                                                                       [B]

                                                                  BROWN ADVISORY

PRINCIPAL INVESTMENT STRATEGY

The Fund invests at least 80% of its net assets (including borrowings for investments) in the common stock of domestic companies ("80% Policy"). The Fund must provide shareholders with 60 days' prior written notice if it decreases the percentage limitations associated with its 80% Policy.

The Fund primarily invests in domestic companies that have exhibited an above average increase in earnings over the past few years and that have strong, sustainable earnings prospects and attractive stock prices. The Fund may also invest in companies that do not have particularly strong earnings histories but do have other attributes that may contribute to accelerated growth in the foreseeable future. The Fund also primarily invests in large companies whose market capitalization is $2.5 billion or greater. If the Fund is not primarily invested in large companies due to, among other things, changes in the market capitalizations of those companies in the Fund's portfolio, the Fund will limit new investments to large companies.

THE ADVISER'S PROCESSES -- PURCHASING PORTFOLIO SECURITIES The Adviser starts by using in-house research and other sources to identify a universe of superior companies across a range of industries. Superior companies are businesses that the Adviser believes have:

     o Significant market opportunities (both in terms of magnitude and duration) where the companies are leaders or potential leaders in their respective markets
     o Proprietary products and services, new product development and product cycle leadership that sustains a strong brand franchise
     o A strong management team that is proactive, consistently executes effectively and anticipates and adapts to change

The Adviser then focuses on those companies that have the ability to grow at above average rates over several years, given the Adviser's belief that superior investment returns are better achieved by low portfolio turnover. Factors considered include:

     o    Product cycles, pricing flexibility and product or geographic mix
     o    Cash flow and financial strength to fund growth
     o Catalysts for growth such as changes in regulation, management, business cycle, business mix and industry consolidation


4
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     [B]

BROWN ADVISORY

The Adviser then uses a range of valuation techniques including analyses of price/earnings ratios, price/sales ratios and price/cash flow ratios to identify those companies whose stocks are attractively valued relative to the market, their peer groups and their own price history. Valuation techniques also permit the Adviser to mitigate the potential downside risk of an investment candidate by demonstrating the difference in the estimated value of a company's stock compared to its market price.

THE ADVISER'S PROCESSES -- SELLING PORTFOLIO SECURITIES The Adviser monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a stock if:

     o It subsequently fails to meet the Adviser's initial investment criteria
     o A more attractively priced company is found or if funds are needed for other purposes
     o It becomes overvalued relative to the long-term expectation for the stock price

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest, without limitation, in cash prime quality cash equivalents such as prime commercial paper and other money market instruments. While investing for temporary defensive purposes, the Fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

GENERAL RISKS An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money on your investment in a Fund, or the Fund could under perform other investments. The value of a Fund's investments will fluctuate as the stock market fluctuates. An investment in a Fund is not by itself a complete or balanced investment program and there is no guarantee the Fund will achieve its investment objective. Nevertheless, investing in equity securities with different capitalizations may be important for investors seeking a diversified portfolio, particularly for long-term investors able to tolerate short-term fluctuations in the value of their investments.

                                                                       [B]

                                                                  BROWN ADVISORY

Because each Fund invests in growth stocks, there is a risk that the stocks will not continue to grow at expected rates, thus causing the price of the stock to decline. There is also the risk that the market will not recognize the growth potential of a stock. The Adviser's judgment as to the growth potential of a stock may also prove to be wrong. A decline in investor demand for growth stocks may also adversely affect the value of these securities.

ADDITIONAL RISKS OF BROWN ADVISORY SMALL-CAP GROWTH FUND Because investing in small companies can have more risk than investing in larger, more established companies, an investment in Brown Advisory Small-Cap Growth Fund may have the following additional risks:

     o Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available
     o Securities of many small companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies
     o Changes in the value of small company stocks may not mirror the fluctuation of the general market
     o More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of small capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in Brown Advisory Small-Cap Growth Fund may exhibit a higher degree of volatility than the general domestic securities market.

WHO MAY WANT TO INVEST IN THE FUNDS

A Fund may be appropriate for you if you:
     o Are willing to tolerate significant changes in the value of your investment
     o    Are pursuing a long-term goal
     o    Are willing to accept higher short-term risk

     [B]

BROWN ADVISORY

A Fund may NOT be appropriate for you if you:
     o Want an investment that pursues market trends or focuses only on particular sectors or industries
     o    Need regular income or stability of principal
     o    Are pursuing a short-term goal or investing emergency reserves

                                                                       [B]
PERFORMANCE INFORMATION
                                                                  BROWN ADVISORY

The following charts and tables illustrate the variability of a Fund's returns. The charts and the tables provide some indication of the risks of investing in each Fund by showing changes in the performance of certain Fund classes from year to year and how a Fund class' returns compare to a broad measure of market performance.

PERFORMANCE   INFORMATION   (BEFORE  AND  AFTER  TAXES)   REPRESENTS  ONLY  PAST
PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

Shares of Brown Advisory Small-Cap Growth Fund issued and outstanding as of July 17, 2002 and shares of Brown Advisory Growth Equity Fund issued and outstanding as of February 11, 2003 were redesignated as Institutional Shares.

BROWN ADVISORY SMALL-CAP GROWTH FUND -
INSTITUTIONAL SHARES

CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return for the Fund's Institutional Shares for each full calendar year that the Fund has operated.

[EDGAR Representation of Bar Chart:
2000 - -15.59%
2001 - -12.96%
2002 - -39.41%]

     The calendar year-to-date total return as of June 30, 2003 was 22.14%.

During the periods shown in the chart, the highest quarterly return was 34.96% (for the quarter ended December 31, 2001) and the lowest quarterly return was -35.46 % (for the quarter ended September 30, 2001).


8
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     [B]

BROWN ADVISORY

AVERAGE ANNUAL TOTAL RETURN - INSTITUTIONAL SHARES The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of the Fund's Institutional Shares as of December 31, 2002, to those of the Russell 2000(R) Growth Index. Average annual total return information for the Fund's A Shares and B Shares is not included since these classes have not operated for a full calendar year.

                                                                           1                        SINCE
INSTITUTIONAL SHARES                                                      YEAR                   INCEPTION (1)

Return Before Taxes                                                     -39.41%                   -10.33%
Return After Taxes on Distributions                                     -39.41%                   -10.53%

Return After Taxes on Distributions and Sale of Fund Shares             -24.20%                    -7.90%
--------------------------------------------------------------- ------------------------- -------------------
INDEX - RUSSELL 2000 GROWTH INDEX                                       -30.26%                   -11.88%

(1)  Institutional Shares commenced operations on June 28, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price/book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the smallest 2,000 companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Growth Index is unmanaged and reflects reinvestment of all dividends paid by stocks included in the index.

                                                                       [B]

                                                                  BROWN ADVISORY

BROWN ADVISORY GROWTH EQUITY FUND -
INSTITUTIONAL SHARES

CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return for the Fund's Institutional Shares for each full calendar year that the Fund has operated.

[EDGAR Representation of Bar Chart:
2000 -  -9.53%
2001 -  -9.34%
2002 - -28.06%]

     The calendar year-to-date total return as of June 30, 2003 was 15.26%.

During the periods shown in the chart, the highest quarterly return was 17.92% (for the quarter ended December 31, 2001) and the lowest quarterly return was -18.64% (for the quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURN - INSTITUTIONAL SHARES The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of the Fund's Institutional Shares as of December 31, 2002 to the S&P 500 Index, the Fund's primary benchmark, and the Russell 1000(R) Growth Index. Average annual total return information for the Fund's A Shares is not included since this class has not been in operation for a full calendar year.


10
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     [B]

BROWN ADVISORY

                                                                           1                       SINCE
                                                                         YEAR                    INCEPTION(1)
Return Before Taxes                                                     -28.06%                   -11.87%
Return After Taxes on Distributions                                     -28.24%                   -11.99%
Return After Taxes on Distributions
   and Sale of Fund Shares                                              -17.23%                    -9.22%
--------------------------------------------------------------- ------------------------- --------------------------
INDEX - S&P 500 INDEX                                                   -22.10%                    -9.89%
INDEX- RUSSELL 1000 GROWTH INDEX                                        -27.88%                   -15.34%

(1)      The Fund commenced operations on June 28, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index is the Fund's benchmark index and is a market index of common stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses.

The Russell 1000 Growth Index is an unmanaged index, which measures performance of large company stocks with median market capitalization of approximately $3.5 billion. The Russell 1000 Growth Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 1000 Growth Index's performance does not reflect the effect of expenses.

                                                                       [B]
FEE TABLES
                                                                  BROWN ADVISORY

BROWN ADVISORY SMALL-CAP GROWTH FUND

The following tables describe the various fees and expenses that you will bear if you invest in a Fund class. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Adviser, are paid out of a Fund class' assets and are factored into the Fund class' share price rather than charged directly to shareholder accounts.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR                                              INSTITUTIONAL           A              B
INVESTMENT)                                                                    SHARES           SHARES         SHARES
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the offering price)                                               None            5.50%(1)         None
Maximum Deferred Sales Charge
(Load) Imposed on Redemptions (as
a percentage of the offering price)                                             None             None(2)        5.00%
Maximum Sales Charge (Load)
Imposed on Reinvested Distributions                                             None             None           None
Redemption Fee                                                                1.00%(3)           None           None
Exchange Fee                                                                  1.00%(3)           None           None
ANNUAL FUND OPERATING EXPENSES (EXPENSES                                   INSTITUTIONAL           A              B
THAT ARE DEDUCTED FROM FUND ASSETS)                                            SHARES           SHARES         SHARES
Management Fees                                                                1.00%             1.00%         1.00%
Distribution (12b-1) Fees                                                       None             0.25%         0.75%
Other Expenses                                                                 0.28%             0.70%         3.20%
TOTAL ANNUAL FUND OPERATING
EXPENSES(4)                                                                    1.28%             1.95%         4.95%
Fee Waiver and Expense
Reimbursement(5)                                                               0.03%             0.45%         2.95%
NET EXPENSES                                                                   1.25%             1.50%         2.00%

(1)  No initial sales charge applies to purchases of $1 million or more.
(2) A contingent deferred sales charge of 1.00% will be charged on purchases of $1 million or more that are liquidated in whole or in part within 2 years of purchase.
(3) The redemption or exchange of the Fund's Institutional Shares is subject to a redemption or exchange fee of 1.00% of the current net asset value of shares redeemed or exchanged. The redemption or exchange fee will not apply to shares redeemed or exchanged after 180 days from the date of their purchase.
(4)  Based on amounts for the Fund's fiscal year ending May 31, 2003.
(5) The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of the Fund's Institutional Shares, A Shares and B Shares exceed 1.25%, 1.50% and 2.00%, respectively, of that class' average daily net assets through May 31, 2004.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in a Fund class to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class (paying the applicable maximum sales charge with respect to A Shares) and then redeem all of your shares at the end of the period (paying the applicable contingent deferred sales charge for B Shares). The example also assumes that your investment has a 5% annual return that each Fund class' Total Annual Fund Operating Expenses and Net Expenses remain the same as stated in the table above and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                   INSTITUTIONAL                 A                   B
                      SHARES                  SHARES               SHARES
1 YEAR                $  127                  $  694               $  703
3 YEARS               $  403                  $1,087               $1,523
5 YEARS               $  699                  $1,505               $2,444
10 YEARS              $1,543                  $2,665               $3,899

                                                                       [B]

                                                                  BROWN ADVISORY

You would pay the following expenses assuming you do NOT redeem your shares at the end of the periods shown.


                   INSTITUTIONAL                 A                   B
                      SHARES                  SHARES               SHARES
1 YEAR                $  127                  $  694              $  203
3 YEARS               $  403                  $1,087              $1,223
5 YEARS               $  699                  $1,505              $2,244
10 YEARS              $1,543                  $2,665              $3,899

BROWN ADVISORY GROWTH EQUITY FUND

The following tables describe the various fees and expenses that you will bear if you invest in a Fund class. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Adviser, are paid out of a Fund class' assets and are factored into the Fund class' share price rather than charged directly to shareholder accounts. There is no charge to purchase or redeem Fund shares.

SHAREHOLDER FEES                                    INSTITUTIONAL        A
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)              SHARES          SHARES
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of the offering price)       None           5.50%(1)
Maximum Deferred Sales Charge (Load)
Imposed on Redemptions (as a percentage of
the sale price)                                         None            None(2)
Maximum Sales Charge (Load) Imposed on
Reinvested Distributions                                None            None
Redemption Fee                                         1.00%(3)         None
Exchange Fee                                           1.00%(3)         None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)
Management Fees                                        0.75%            0.75%
Distribution (12b-1) Fees                               None            0.25%
Other Expenses                                         0.54%            1.06%
TOTAL ANNUAL FUND OPERATING EXPENSES(4)                1.29%            2.06%
Fee Waiver and Expense Reimbursement(5)                0.29%            0.81%
NET EXPENSES                                           1.00%            1.25%

     [B]

BROWN ADVISORY

(1)  No initial sales charge applies to purchases of $1 million or more.
(2) A contingent deferred sales charge of 1.00% will be charged on purchases of $1 million or more that are liquidated in whole or in part within 2 years of purchase.
(3) The redemption or exchange of Fund shares will be subject to a redemption or exchange fee of 1.00% of the current net asset value of shares redeemed or exchanged. The redemption or exchange fee, however, will not apply to shares redeemed or exchanged after 180 days from the date of purchase.
(4) Total Annual Fund Operating Expenses for Institutional Shares are restated because certain of its expenses are likely to be reduced due to the commencement of the A Shares. Total Annual Fund Operating Expenses for A Shares are based on annualized estimated amounts for the fiscal year ended May 31, 2004.
(5) The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of the Fund's Institutional and A Shares exceed 1.00% and 1.25%, respectively, of that class' average daily net assets through May 31, 2004.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in a Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class (paying the applicable maximum sales charge with respect to A Shares) and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% annual return that each Fund class' Total Annual Fund Operating Expenses and Net Expenses remain the same as stated in the table above and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                    INSTITUTIONAL                    A
                                       SHARES                      SHARES
1 YEAR                                 $  102                      $  670
3 YEARS                                $  380                      $1,086
5 YEARS                                $  680                      $1,527
10 YEARS                               $1,531                      $2,747

                                                                       [B]
MANAGEMENT
                                                                  BROWN ADVISORY

MANAGEMENT

Each Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and each Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of each Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

Each Fund's Adviser is Brown Investment Advisory Incorporated, 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. The Adviser is a wholly owned subsidiary of Brown Investment Advisory & Trust Company, the investment adviser for each Fund prior to May 1, 2001. Brown Investment Advisory & Trust Company, which serves as the Funds' custodian, is a wholly owned subsidiary of Brown Capital Holdings Incorporated, a holding company incorporated under the laws of Maryland in 1998. Prior to June 1998, the Adviser operated as a subsidiary of Bankers Trust Company under the name of Alex. Brown Capital Advisory & Trust Company. The Adviser and its affiliates have provided investment advice and management services to clients for over 8 years.

Subject to the general control of the Board, the Adviser makes investment decisions for each Fund. The Adviser receives an advisory fee of at an annual rate of 1.00% of the average daily net assets of Brown Advisory Small-Cap Growth Fund and 0.75% of the average daily net assets of Brown Advisory Growth Equity Fund. For the fiscal year ended May 31, 2003, the Adviser received 1.00% with respect to Brown Advisory Small-Cap Growth Fund and received 0.21% with respect Brown Advisory Growth Equity Fund.

As of August 31, 2003, the Adviser and its affiliates had approximately $4.1 billion of assets under management.

     [B]

BROWN ADVISORY

A committee of investment professionals makes all investment decisions for each Fund and no other person is primarily responsible for making recommendations to that committee.

OTHER SERVICE PROVIDERS

Forum Financial Group, LLC and its affiliates (collectively "Forum") provide services to each Fund. As of June 30, 2003, Forum provided services to investment companies and collective investment funds with assets of approximately $44.8 billion.

Forum Fund Services, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of each Fund's shares. The distributor acts as the representative of the Trust in connection with the offering of each Fund's shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of each Fund's shares.

Forum Administrative Services, LLC ("FAdS") provides administrative services to each Fund, Forum Accounting Services, LLC is each Fund's accountant, and Forum Shareholder Services, LLC ("Transfer Agent") is each Fund's transfer agent.

FUND EXPENSES

Each Fund pays for its own expenses. Expenses of each Fund class include that class' own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of each Fund class. Any waiver or expense reimbursement increases a Fund class' performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

The Adviser has contractually agreed to waive its fee and/or or reimburse fund expenses in order to limit total annual fund operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of Brown Advisory Small-Cap Growth Fund's Institutional Shares, A Shares

                                                                       [B]

                                                                  BROWN ADVISORY

and B Shares to 1.25%, 1.50% and 2.00%, respectively, of that class' average daily net assets through May 31, 2004. The Adviser has also contractually agreed to waive its fee and/or reimburse fund expenses in order to limit total annual fund operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of Brown Advisory Growth Equity Fund's Institutional Shares and A Shares to 1.00% and 1.25%, respectively, of that class' average daily net assets through May 31, 2004.

     [B]
                                                                    YOUR ACCOUNT
BROWN ADVISORY

GENERAL INFORMATION

You may purchase, sell (redeem) or exchange shares of each Fund class on each weekday that the New York Stock Exchange is open. Under unusual circumstances, each Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase, sell (redeem) or exchange shares of each Fund class at the net asset value ("NAV") of a share of that class next calculated plus any applicable sales charge (minus any applicable sales charge, redemption or exchange fee in the case of a redemption or exchange) after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 20 through 34). For instance, if the Transfer Agent receives your purchase, redemption or exchange request in proper form after 4:00 p.m. Eastern Time, your transaction will be priced at the next business day's NAV of the applicable Fund class plus any applicable sales charge (minus any applicable sales charge, redemption or exchange fee in the case of a redemption or exchange). A Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions. Neither Fund issues share certificates.

If you purchase shares directly from either Fund, you will receive monthly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

Each Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED Each Fund class calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, each Fund class may accept and process orders and calculate an NAV when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency. The NAV of each Fund class is determined by taking the market value of that class' total

[CALLOUT BOX: HOW TO CONTACT THE FUNDS

WRITE TO US AT:
     Brown Advisory Funds
     P.O. Box 446
     Portland, ME 04112

OVERNIGHT ADDRESS:
     Brown Advisory Funds
     Two Portland Square
     Portland, Maine 04101

TELEPHONE US AT:
     (800) 540-6807 (toll free)
     or (207) 879-0001

WIRE INVESTMENTS
 (OR ACH PAYMENTS) TO:
     Deutsche Bank Trust
     Company Americas
     New York, New York
     ABA #021001033

     FOR CREDIT TO:
     Forum Shareholder
     Services, LLC
     Account # 01-465-547
     Re: (Name of Your Fund
     and Class)
     (Your Name)
     (Your Account Number)]

                                                                       [B]

                                                                  BROWN ADVISORY

assets, subtracting the class' liabilities and then dividing the result (net assets) by the number of outstanding shares of the class. Each Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, each Fund values securities at fair value pursuant to procedures adopted by the Board.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Funds. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal Law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, each Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. Neither Fund accepts purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). Neither Fund accepts purchases made by credit card check.

     [B]

BROWN ADVISORY


         CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Brown Advisory Funds" or to one or more owners of the account and endorsed to "Brown Advisory Funds". For all other accounts, the check must be made payable on its face to "Brown Advisory Funds."

         ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

         WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

                                                                       [B]

                                                                  BROWN ADVISORY

MINIMUM INVESTMENTS Each Fund accepts investments in the following minimum amounts:

BROWN ADVISORY SMALL-CAP GROWTH FUND

                                                     MINIMUM          MINIMUM
                                                     INITIAL         ADDITIONAL
                                                    INVESTMENT       INVESTMENT
INSTITUTIONAL SHARES
     Standard Accounts                               $5,000            $100
     Traditional and Roth IRA Accounts               $2,000            $100
     Accounts with Systematic Investment Plans       $2,000            $100
A SHARES AND B SHARES
     Standard Accounts                               $2,000            $100
     Traditional and Roth IRA Accounts               $1,000            $  0
     Accounts with Systematic Investment Plans       $  250            $100
     Qualified Retirement Plans                      $    0            $  0

BROWN ADVISORY GROWTH EQUITY FUND

                                                     MINIMUM          MINIMUM
                                                     INITIAL         ADDITIONAL
                                                    INVESTMENT       INVESTMENT
INSTITUTIONAL SHARES
     Standard Accounts                               $5,000            $100
     Traditional and Roth IRA Accounts               $2,000            $100
     Accounts with Systematic Investment Plans       $2,000            $100
A SHARES
     Standard Accounts                               $2,000            $100
     Traditional and Roth IRA Accounts               $1,000            $  0
     Accounts with Systematic Investment Plans       $  250            $100
     Qualified Retirement Plans                      $    0            $  0

     [B]

BROWN ADVISORY

ACCOUNT REQUIREMENTS

        TYPE OF ACCOUNT                                 REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP              o Instructions must be signed by
AND JOINT ACCOUNTS                             all persons required to sign
Individual accounts are owned by               exactly as their names appear on
one person, as are sole                        the account
proprietorship accounts. Joint
accounts can have two or more
owners (tenants)

GIFTS OR TRANSFERS TO A MINOR
(UGMA, UTMA)
These custodial accounts provide a           o Depending on state laws, you
way to give money to a child and               can set up a custodial account
obtain tax benefits                            under the UGMA or the
                                               UTMA
                                             o The custodian must sign
                                               instructions in a manner
                                               indicating custodial capacity

CORPORATIONS/OTHER                           o Submit a certified  copy of its
                                               articles of  incorporation (or
                                               government-issued business
                                               license or other document
                                               showing the existence of the
                                               entity) and corporate resolution
                                               or secretary's certificate

TRUSTS                                       o The trust must be established
                                               before an account can be
                                               opened
                                             o Provide first and signature pages
                                               from the trust document
                                               identifying the trustees

                                                                       [B]

                                                                  BROWN ADVISORY

INVESTMENT PROCEDURES

      HOW TO OPEN AN ACCOUNT                     HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                   BY CHECK
o Call or write us for an account          o Fill out an investment slip from
  application                                a confirmation or write us a
o Complete the application (and              letter
  other required documents)                o Write your account number on
o Mail us your application (and              your check
  other required documents) and a          o Mail us the slip (or your letter)
  check                                      and the check

BY WIRE                                    BY WIRE
o Call or write us for an account          o Call to notify us of your
  application                                incoming wire
o Complete the application                 o Instruct your financial institution
o Call us to fax the completed               to wire your money to us
  application (and other required
  documents) and we will assign
  you an account number
o Mail us your application (and
  other required documents)
o Instruct your financial institution
  to wire your money to us

BY ACH PAYMENT                             BY SYSTEMATIC INVESTMENT
o Call or write us for an account          o Complete the systematic
  application                                investment section of the
o Complete the application (and              application
  other required documents)                o Attach a voided check to your
o Call us to fax the completed               application
  application (and other required          o Mail us the completed
  documents) and we will assign              application and voided check
  you an account number                    o We will electronically debit your
o Mail us your original application          purchase proceeds from your
  (and other required documents)             selected financial institution
o We will electronically debit your
  purchase proceeds from your
  selected financial institution

     [B]

BROWN ADVISORY

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next determined after receipt of your application in proper form. The Fund may reject your application under its Anti-Money Laundering Compliance Program. See page 20 for ANTI-MONEY LAUNDERING PROGRAM. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the net asset value next calculated after the Fund Decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes. Proceeds may not be remitted if your account is closed at the request of governmental or law enforcement authorities. See page 20 for ANTI-MONEY LAUNDERING PROGRAM.

In certain instances, a Fund may be required to collect certain documents to fulfill its legal obligation to verify your identity. Documents provided in connection with your application will be used solely to verify your identity, and the Fund shall have no obligation to observe, monitor or enforce the terms of any such document.

                                                                       [B]

                                                                  BROWN ADVISORY

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.

LIMITATIONS ON PURCHASES Each Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect a Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (including two or more substantial redemptions or exchanges out of a Fund followed by substantial repurchases into the Fund within a calendar year).

CANCELED OR FAILED PAYMENTS Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Each Fund class processes redemption orders promptly. Under normal circumstances, your Fund class will send redemption proceeds to you within a week. If a Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

                      HOW TO SELL SHARES FROM YOUR ACCOUNT
BY MAIL
o Prepare a written request including:
  o Your name(s) and signature(s)
  o Your account number
  o The Fund name and class
  o The dollar amount or number of shares you want to sell
  o How and where to send the redemption proceeds
o Obtain a signature guarantee (if required)
o Obtain other documentation (if required)
o Mail us your request and
  documentation
BY WIRE
o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
o Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
o Mail us your request (See "By Mail")
BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o Provide the following information:
  o Your account number
  o Exact name(s) in which the account is registered
  o Additional form of identification
o Redemption proceeds will be:
  o Mailed to you OR
  o Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")
SYSTEMATICALLY
o Complete the systematic withdrawal section of the application
o Attach a voided check to your application
o Mail us your completed application
o Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

                                                                       [B]

                                                                  BROWN ADVISORY

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and each Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The Transfer Agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

     o    Written requests to redeem $100,000 or more
     o    Changes to a shareholder's record name
     o Redemptions from an account for which the address or account registration has changed within the last 30 days
     o Sending redemption and distribution proceeds to any person, address or financial institution account not on record
     o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
     o Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account

The Transfer Agent reserves the right to require a signature guarantee on all redemptions.

REDEMPTION FEE The sale of each Fund's Institutional Shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed. The redemption fee will not apply to redemptions of shares redeemed after 180 days from the date of purchase. The fee is charged for the benefit of

     [B]

BROWN ADVISORY

remaining shareholders and will be paid to the applicable Fund's Institutional Shares to help offset transaction costs. To calculate redemption fees, each Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. Each Fund reserves the right to modify the terms of or terminate the redemption fee at any time.

SMALL ACCOUNTS With respect to each Fund, if the value of your account falls below $1,000 for Institutional Shares ($500 for IRAs) or $500 for A Shares or B Shares (excluding IRAs), the Fund may ask you to increase your balance. If your account value is still below $1,000 for Institutional Shares ($500 for IRAs) or $500 for A Shares or B Shares (excluding IRAs) after 60 days, the applicable Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. The Brown Advisory Small-Cap Fund will not assess the applicable CDSC charge on B Shares involuntarily redeemed due to low account balances.

REDEMPTIONS IN KIND Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect a Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

LOST ACCOUNTS The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

                                                                       [B]

                                                                  BROWN ADVISORY

CHOOSING A SHARE CLASS

This Prospectus offers Institutional Shares, A Shares and B Shares of Brown Advisory Small-Cap Growth Fund and Institutional Shares and A Shares of Brown
Advisory Growth Equity Fund. The following is a summary of the differences between the various Fund classes:

--------------------------------------------------------------------------------

 INSTITUTIONAL SHARES            A SHARES                     B SHARES
--------------------------------------------------------------------------------
o  Designed for           o  Designed for retail       o  Designed for retail
   institutional             investors                    investors
   nvestors               o  Initial sales charge of   o  Deferred sales charge
o  No initial or             5.50% or less. No            of 5.00% on shares
   deferred sales            initial sales charge         sold within one year
   charges                   applies to purchases         of purchase, declining
o  Redemption fee of         of $1 million or more        to 1.00% for shares
   1.00%. The             o  Deferred sales charge        sold within six years
   redemption fee does       of 1.00% on                  of purchase.  No
   not apply to shares       purchases of $1              deferred sales charge
   purchased prior to        million or more              is assessed on shares
   January 9, 2003 or        liquidated in whole          sold thereafter
   to shares redeemed        or in part within         o  Converts to A Shares
   after 180 days from       2 years                      after seven years from
   the date of purchase   o  Higher expense ratio         the end of the
o  Lower expense ratio       than Institutional           calendar month of
   than A Shares due         Shares due to                your purchase
   to no Rule 12b-1          Rule 12b-1 fees           o  Higher expense ratio
   distribution fees      o  Lower expense ratio          than A Shares due to
o  Lower expense ratio       than B Shares due to         higher Rule 12b-1
   than B Shares due         lower Rule 12b-1             distribution and
   to no Rule 12b-1          distribution fees and        shareholder service
   distribution or           no shareholder               fees (relevant to
   shareholder service       service fees (relevant       investments in Brown
   fees (relevant to         to investments in            Advisory Small-Cap
   investments in            Brown Advisory               Fund only)
   Brown Advisory            Small-Cap Fund
   Small-Cap Fund            only)
   only)
--------------------------------------------------------------------------------

Sales charges and fees vary considerably between a Fund's classes. You should carefully consider the differences in the fee and sales charge structures of the classes as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Tables and Sales Charge Schedules applicable to each class before investing in a Fund. You may also want to consult with a financial adviser in order to help you determine which class is most appropriate for you.

     [B]

BROWN ADVISORY

SALES CHARGE SCHEDULE An initial sales charge is assessed on purchases of each Fund's A Shares as follows:

                       SALES CHARGE (LOAD) AS % OF:
                           PUBLIC         NET ASSET
AMOUNT OF PURCHASE     OFFERING PRICE      VALUE(1)        REALLOWANCE %
$0 to $49,999              5.50%             5.82%             5.00%
$50,000 to $99,999         4.50%             4.71%             4.00%
$100,000 to $249,999       3.50%             3.68%             3.00%
$250,000 to $499,999       2.50%             2.56%             2.25%
$500,000 to $999,999       2.00%             2.04%             1.75%
$1,000,000 and up(2)       0.00%             0.00%             0.00%

(1)  Rounded to the nearest one-hundredth percent.
(2) No initial sales charge applies on purchases of $1 million or more. A contingent deferred sales charge of 1% will be charged on purchases of $1 million or more that are liquidated in whole or in part within twenty-four months of purchase.

The offering price for each Fund's A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the above table. From time to time, however, the distributor may elect to reallow the entire sales charge for all sales during a particular period.

From time to time and at its own expense, the distributor may provide compensation, including financial assistance, to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include the provision of travel arrangements and lodging, tickets for entertainment events and merchandise.

REDUCED SALES CHARGES You may qualify for a reduced initial sales charge on purchases of a Fund's A Shares under rights of accumulation or a letter of intent. Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. Please see the SAI for further information.

CONTINGENT DEFERRED SALES CHARGE SCHEDULE - A SHARES AND B SHARES A CDSC of 1.00% is assessed on redemptions of each Fund's A Shares that were part of a purchases of $1 million or more and are

                                                                       [B]

                                                                  BROWN ADVISORY

redeemed within 2 years of purchase. A CDSC is assessed on redemptions of B Shares of Brown Advisory Small-Cap Growth Fund as follows:

REDEEMED                  1            2            3            4            5            6            7          AFTER
WITHIN                   YEAR        YEARS        YEARS        YEARS        YEARS        YEARS        YEARS       7 YEARS
CDSC-B Shares             5%           4%           3%           3%           2%           1%           0%        A Shares

The CDSC is paid on the lower of the NAV of shares redeemed or the cost of the shares. To satisfy a redemption request, each Fund class will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. Each Fund class will then liquidate shares in the order that they were first purchased until your redemption request is satisfied.

The distributor pays a sales commission of 1.00% of the offering price of each Fund's A Shares to brokers that initiate and are responsible for purchases of $1 million or more. The distributor pays a sales commission of 4% of the offering price of B Shares of Brown Advisory Small-Cap Growth Fund to brokers that initiate and are responsible for purchases of B Shares.

ELIMINATION OF CDSC Certain persons may be eligible to redeem B Shares of Brown Advisory Small-Cap Growth Fund without paying a CDSC. Please see the SAI for further information.

CONVERSION OF B SHARES TO A SHARES OF BROWN ADVISORY SMALL-CAP GROWTH FUND The Fund's B Shares will automatically convert to A Shares after 7 years from the end of the calendar month in which the Fund accepted your purchase. You will not be assessed a sales charge or any other fee in connection with the conversion of your B Shares into A Shares. You will receive A Shares equal in amount to the value of the B Shares that are converted. For purposes of the conversion, the Fund will consider B Shares purchased through the reinvestment of distributions to be held in a separate sub-account. Each time any B Shares in an account (other than those in the sub-account) convert, a corresponding pro-rata portion of the shares in the sub-account will also convert. A Shares have lower gross operating expenses due to a lower Rule 12b-1 fee and no shareholder service fees. The Fund may suspend the conversion feature in the future.

RULE 12B-1 DISTRIBUTION AND SHAREHOLDER SERVICE FEES The Trust has adopted a Rule 12b-1 plan under which each Fund's A Shares

     [B]

BROWN ADVISORY

pays the distributor 0.25% of the average daily net assets of that class and under which B Shares of Brown Advisory Small-Cap Growth Fund pays the distributor 0.75% of the average daily net assets of that class for distribution services and the servicing of shareholder accounts. The Trust has also adopted a Shareholder Service Plan under which the Brown Advisory Small-Cap Growth Fund pays the administrator 0.25% of the average daily net assets of B Shares for the servicing of shareholder accounts. Because each Fund's A Shares and B Shares of Brown Advisory Small-Cap Growth Fund pay distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial institutions that provide distribution and shareholder services with respect to each Fund's A Shares and B Shares of Brown Advisory Small-Cap Growth Fund.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for certain other funds. For a list of funds available for exchange, you may call the Transfer Agent.

Be sure to confirm with the Transfer Agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase your state. Because exchanges are a sale and purchase of shares, they may have tax consequences.

In addition, the exchange of Institutional Shares of each Fund is subject to an exchange fee of 1.00% of the NAV of shares exchanged. The exchange fee does not apply to the exchange of a Fund's Institutional Shares exchanged after 180 days of purchase. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund's Institutional shares to help offset transaction costs. To calculate exchange fees, each Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the exchange is compared with the earliest purchase date of shares held in the account. Each Fund reserves the right to modify the terms of or terminate the exchange fee at any time.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number).

There is currently no limit on exchanges but each Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless

                                                                       [B]

                                                                  BROWN ADVISORY

you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.


                                HOW TO EXCHANGE

BY MAIL
o Prepare a written request including:
  o Your name(s) and signature(s)
  o Your account number
  o The names of each fund and class you are exchanging
  o The dollar amount or number of shares you want to sell (and exchange)
o Open a new account and complete an account application if you are requesting different shareholder privileges
o Obtain a signature guarantee if required
o Mail us your request and documentation

BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o Provide the following information:
  o Your account number
  o Exact name(s) in which account is registered
  o Additional form of identification

RETIREMENT ACCOUNTS

Each Fund offers IRA accounts, including traditional and Roth IRAs. Each Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

     [B]
                                                               OTHER INFORMATION
BROWN ADVISORY

DISTRIBUTIONS

Each Fund distributes its net investment income quarterly and net capital gain at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

Each Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise tax.

A Fund's distribution of net income (including short-term capital gain) is taxable to you as ordinary income. A Fund's distribution of long-term capital gain is taxable to you as long-term capital gain regardless of how long you have held your Fund shares. Generally, a Fund's distribution will consist primarily of long-term capital gain. Distributions may also be subject to certain state and local taxes.

If you buy shares of the Fund just before a Fund makes a distribution, a portion of the distribution you receive may be taxable to you even though it represents a portion of the purchase price you paid for the shares. The sale or exchange of Fund shares is a taxable transaction for income tax purposes.

Your Fund will send you information about the income tax status of distributions paid during the year shortly after December 31 of each year.

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

                                                                       [B]

                                                                  BROWN ADVISORY

ORGANIZATION

The Trust is a Delaware business trust. No Fund expects to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

     [B]
                                                            FINANCIAL HIGHLIGHTS
BROWN ADVISORY

The following tables are intended to help you understand the financial performance of each Fund. Total return in the tables represent the rate an investor would have earned (or lost) on an investment in each Fund (assuming the reinvestment of all distributions). This information has been audited by Deloitte & Touche, LLP. Each Fund's financial statements and the auditor's report are included in the Funds' Annual Report dated May 31, 2003, which is available upon request, without charge.

                                                                       [B]

                                                                  BROWN ADVISORY


BROWN ADVISORY SMALL-CAP GROWTH FUND -
INSTITUTIONAL SHARES

                                                                      YEAR/PERIOD ENDED MAY 31,
INSTITUTIONAL SHARES(1)                               2003              2002              2001              2000
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value                          $   8.26           $  11.67          $  13.82          $  10.00
                                                   --------           --------          --------          --------
Income from Investment Operations:
     Net Investment Loss                              (0.09)             (0.10)            (0.10)            (0.10)
     Net Realized and Unrealized Gain (Loss)          (0.18)             (3.31)            (1.56)             3.92
                                                   --------           --------          --------          --------
Total from Investment Operations                      (0.27)             (3.41)            (1.66)             3.82
                                                   --------           --------          --------          --------
       Less Distributions:
          From Net Realized Gains                         -                  -             (0.49)                -
                                                   --------           --------          --------          --------
Total Distributions                                       -                  -             (0.49)                -
                                                   --------           --------          --------          --------
Ending Net Asset Value                             $   7.99           $   8.26          $  11.67          $  13.82
                                                   ========           ========          ========          ========

OTHER INFORMATION
Ratios to Average Net Assets(2):
     Net Expenses                                      1.25%              1.24%             1.25%             1.25%
     Gross Expenses(3)                                 1.28%              1.24%             1.25%             1.35%
     Net Investment Loss                              (1.20)%            (1.17)%           (0.95)%           (0.80)%
Total Return                                          (3.27)%           (29.22)%          (12.08)%           38.20%
Portfolio Turnover Rate                                  33%                21%               25%               30%
Net Assets at End of Period (in thousands)         $103,357           $126,199          $107,656          $ 87,959

(1) The Fund commenced operations on June 28, 1999. Fund shares issued and outstanding on July 17, 2002 were redesignated Institutional Shares on July 17, 2002.
(2)  All ratios for periods less than a year are annualized.
(3) Reflects expense ratio in the absence of fee waivers and expense reimbursements.

     [B]

BROWN ADVISORY

BROWN ADVISORY SMALL-CAP GROWTH FUND -
A SHARES AND B SHARES


                                                        PERIOD ENDED
                                                        MAY 31, 2003
SELECTED DATA FOR A SINGLE SHARE                 A SHARES(4)        B SHARES(4)
Beginning Net Asset Value                        $ 11.18             $ 10.56
                                                 -------             -------
Income from Investment Operations:
     Net Investment Loss                           (0.18)              (0.17)
     Net Realized and Unrealized Gain               4.06                3.79
                                                 -------             -------
Total from Investment Operations                    3.88                3.62
                                                 -------             -------
       Less Distributions:
          From Net Realized Gains                      -                   -
                                                 -------             -------
Total Distributions                                    -                   -
                                                 -------             -------
Ending Net Asset Value                           $ 15.06             $ 14.18
                                                 =======             =======

OTHER INFORMATION
Ratios to Average Net Assets(1):
     Net Expenses                                   1.50%               2.00%
     Gross Expenses(2)                              1.95%               4.95%
     Net Investment Loss                           (1.46)%             (1.96)%
Total Return(3)                                    34.70%              34.28%
Portfolio Turnover Rate                               33%                 33%
Net Assets at End of Period (in thousands)       $16,625             $ 1,409

(1)  All ratios for periods less than a year are annualized.
(2)  Reflects   expense  ratio  in  the  absence  of  fee  waivers  and  expense reimbursements.
(3)  Total return is from inception to date and is not annualized.
(4)  Commenced operations on September 20, 2002.

     [B]

BROWN ADVISORY

BROWN ADVISORY GROWTH EQUITY FUND -
INSTITUTIONAL SHARES

INSTITUTIONAL SHARES(1)                                               YEAR/PERIOD ENDED MAY 31,
                                                    2003                2002                2001               2000
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value                          $  7.58            $  9.40              $ 10.85           $ 10.00
                                                   -------            -------              -------           -------
Income from Investment Operations:
     Net Investment Income                            0.03               0.04                 0.02              0.01
     Net Realized and Unrealized
       Gain (Loss) on
       Investments                                   (0.35)             (1.82)               (1.46)             0.85
                                                   -------            -------              -------           -------
Total from Investment Operations                     (0.32)             (1.78)               (1.44)             0.86
                                                   -------            -------              -------           -------
Less Distributions:
     From Net Investment Income                      (0.04)             (0.04)               (0.01)            (0.01)
                                                   -------            -------              -------           -------
Total Distributions                                  (0.04)             (0.04)               (0.01)            (0.01)
                                                   -------            -------              -------           -------
Ending Net Asset Value                             $  7.22            $  7.58              $  9.40           $ 10.85
                                                   =======            =======              =======           =======
OTHER INFORMATION
Ratios to Average Net Assets (2):
     Net Expenses                                     0.73%              0.47%                0.77%             1.00%
     Gross Expenses(3)                                1.29%              1.22%                1.22%             1.55%
     Net Investment Income                            0.50%              0.45%                0.22%             0.14%
Total Return                                         (4.16)%           (18.96)%             (13.29)%            8.59%
Portfolio Turnover Rate                                 42%                50%                  82%               42%
Net Assets at End of Period (in thousands)         $34,067            $36,273              $38,022           $31,537

(1) Brown Advisory Growth Equity Fund commenced operations on June 28, 1999. Fund shares issued and outstanding on February 11, 2003 were redesignated Institutional Shares.
(2)  All ratios for periods less than a year are annualized.
(3) Reflects expense ratio in the absence of fee waivers and expense reimbursements.

     [B]

BROWN ADVISORY

BROWN ADVISORY GROWTH EQUITY FUND - A SHARES

                                                                   PERIOD ENDED
                                                                    MAY 31, 2003
SELECTED DATA FOR A SINGLE SHARE                                    A SHARES(4)
Beginning Net Asset Value                                           $    6.96
                                                                    ---------
Income from Investment Operations:
     Net Investment Income                                                  -
     Net Realized and Unrealized Gain                                    0.25
                                                                    ---------
Total from Investment Operations                                         0.25
                                                                    ---------
       Less Distributions:
          From Net Realized Gains                                           -
                                                                    ---------
Total Distributions                                                         -
                                                                    ---------
Ending Net Asset Value                                              $    7.21
                                                                    =========
OTHER INFORMATION
Ratios to Average Net Assets(1):
     Net Expenses                                                        1.25%
     Gross Expenses(2)                                               1,477.65%
     Net Investment Income                                               0.14%
Total Return(3)                                                          3.59%
Portfolio Turnover Rate                                                    42%
Net Assets at End of Period (in thousands)                          $      10

(1)  All ratios for periods less than a year are annualized.
(2)  Reflects   expense  ratio  in  the  absence  of  fee  waivers  and  expense reimbursements.
(3)  Total return is from inception to date and is not annualized.
(4)  Commenced operations on May 5, 2003.

                                      [B]

                                 BROWN ADVISORY

                      BROWN ADVISORY SMALL-CAP GROWTH FUND

                              INSTITUTIONAL SHARES
                                 A AND B SHARES

                        BROWN ADVISORY GROWTH EQUITY FUND

                              INSTITUTIONAL SHARES
                                    A SHARES

FOR MORE INFORMATION

                           ANNUAL/SEMI-ANNUAL REPORTS
Additional information about each Fund's investments is contained in the Fund's annual/semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI provides more detailed information about each Fund and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.

                              CONTACTING THE FUND
You can get a free copy of the annual/semi-annual reports and the SAI, request other information and discuss your questions about each Fund by contacting the Fund at:

                              Brown Advisory Funds
                                  P.O. Box 446
                             Portland, Maine 04112
                            800-540-6807 (toll free)
                                  207-879-0001

                 SECURITIES AND EXCHANGE COMMISSION INFORMATION
You can also review each Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You can get copies of this information, for a fee, by emailing or writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102
                       E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the SEC's Web site at www.sec.gov.

                    Investment Company Act File No. 811-3023

                                      [B]

                                 BROWN ADVISORY


                                   PROSPECTUS


                                 OCTOBER 1, 2003



                        BROWN ADVISORY MARYLAND BOND FUND

                              INSTITUTIONAL SHARES
                                    A SHARES


THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM BOTH FEDERAL AND MARYLAND STATE INCOME TAXES WITHOUT ASSUMING UNDUE RISK BY INVESTING PRIMARILY IN MARYLAND MUNICIPAL SECURITIES AND U.S. GOVERNMENT SECURITIES.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR
      COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     [B]
                                                               TABLE OF CONTENTS
BROWN ADVISORY

RISK/RETURN SUMMARY                                                            2
         Investment Objective                                                  2
         Principal Investment Strategies                                       2
         Principal Risks of Investing in the Fund                              3
         Who May Want to Invest in the Fund                                    5

PERFORMANCE INFORMATION                                                        6

FEE TABLE                                                                      8

MANAGEMENT                                                                    10

YOUR ACCOUNT                                                                  12
         How to Contact the Fund                                              12
         General Information                                                  12
         Buying Shares                                                        14
         Selling Shares                                                       18
         Choosing a Share Class                                               22
         Exchange Privileges                                                  24

OTHER INFORMATION                                                             26

FINANCIAL HIGHLIGHTS                                                          28

                                                                       [B]
RISK/RETURN SUMMARY
                                                                  BROWN ADVISORY

[CALLOUT BOX: CONCEPTS TO UNDERSTAND

BOND means a debt security with a long-term maturity, usually 5 years or longer.

DEBT SECURITY means a security, such as a bond or note, that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.

INVESTMENT GRADE SECURITY means a debt security rated in one of the four highest long-term or two highest short-term ratings categories by an NRSRO or unrated and determined to be of comparable quality by the Fund's Adviser at the time of purchase.

MUNICIPAL SECURITY means a debt security issued by or on behalf of a state, its local governments and public financing authorities, and by U.S. territories and possessions.

NRSRO means a "nationally recognized statistical rating organization," such as Standard & Poor's, that rates debt securities by relative credit risk.

U.S. GOVERNMENT SECURITY means a fixed income security issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NOTE means a debt security with a short-term maturity, usually less than 1 year.

MATURITY means the date on which a debt security is (or may be) due and payable.]

This  Prospectus  offers  Institutional  Shares  and A Shares of Brown  Advisory
Maryland  Bond  Fund.   Institutional  Shares  are  designed  for  institutional
investors and A Shares are designed for retail investors.

Fund shares issued and outstanding as of February 11, 2003 were redesignated as Institutional Shares.

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk.

PRINCIPAL INVESTMENT STRATEGIES

PRINCIPAL INVESTMENT POLICIES The Fund invests, under normal circumstances, at least 80% of the value of its net assets (plus borrowings for investment purposes) in Maryland bonds, including bonds issued on behalf of the State of Maryland, its local governments and public financing authorities ("80% Policy"). The Fund must provide shareholders with 60 days' prior written notice if it decreases the percentage limitation associated with its 80% Policy.

Although the Fund primarily invests in investment grade Maryland municipal securities, the Fund may also invest in municipal securities issued by other states, U.S. territories, and possessions as well as U.S. Government securities. Normally, the Fund will invest at least 80% of the Fund's total assets in securities the interest of which is exempt from Federal and Maryland State income taxes.

Municipal securities include municipal bonds, notes, and leases. Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term debt securities. The Fund invests in general obligation securities and revenue securities, including private activity bonds.

Generally, the average weighted maturity of the Fund's portfolio securities will be between 5 and 10 years.

     [B]

BROWN ADVISORY

THE ADVISER'S PROCESS The Adviser continuously monitors economic factors such as interest rate outlook and technical factors such as the shape of the yield curve in combination with the stated objective of the Fund to determine an appropriate maturity profile for the Fund's investment portfolio. The Adviser then principally searches for securities that satisfy the maturity profile of the Fund and that provide the greatest potential return relative to the risk of the security. The Adviser may sell a debt security if:

     o Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio
     o The security subsequently fails to meet the Adviser's investment criteria
     o A more attractive security is found or funds are needed for another purpose
     o The Adviser believes that the security has reached its appreciation potential

TEMPORARY DEFENSIVE MEASURES In order to respond to adverse market, economic, or other conditions, the Fund may assume a temporary defensive position and invest without limit in cash and prime quality cash equivalents such as commercial paper and money market instruments. As a result, the Fund may be unable to achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND

GENERAL RISKS An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation. There is no assurance that the Fund will achieve its investment objective and the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

     o The Fund's share price, yield and total return will fluctuate in response to changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value.

[CALLOUT BOX: CONCEPTS TO UNDERSTAND

GENERAL OBLIGATION SECURITY means a security whose principal and interest payments are secured by a municipality's full faith and credit and taxing power.

REVENUE SECURITY means a security whose principal and interest generally are payable from revenues of a particular facility, class of facilities, or from the proceeds of a special excise or other tax.

PRIVATE ACTIVITY BOND means a bond that is issued by or on behalf of public authorities to finance privately-operated facilities. Private activity bonds are primarily revenue securities.

YIELD CURVE means a graph that plots the yield of all bonds of similar quality against the bonds' maturities.]

                                                                       [B]

                                                                  BROWN ADVISORY

     o The values of most debt securities fall when interest rates rise; the longer a debt security's maturity and the lower its credit quality, the more its value typically falls in response to an increase in interest rates.
     o The financial condition of an issuer of a security held by the Fund may cause it to default on interest or principal payments due on a security. This risk generally increases as security credit ratings fall.
     o Issuers may prepay fixed rate securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates.
     o The Fund is non-diversified and may focus its investments in the securities of a limited number of issuers. Concentration of the Fund in securities of a limited number of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.
     o    The Adviser may make poor investment decisions.

SPECIFIC RISKS INVOLVING MARYLAND BONDS AND MUNICIPAL SECURITIES Economic or political factors in Maryland may adversely affect issuers of Maryland municipal securities. Adverse economic or political factors will affect a Fund class' net asset value more than if the Fund invested in more geographically diverse investments. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states.

In addition to the state's general obligations, the Fund will invest a significant portion of its assets in bonds that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Maryland depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid. Certain Fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary from that of the state's general obligations.

The following is a summary of the NRSRO ratings for Maryland municipal securities. Maryland general obligation bonds were rated Aaa by Moody's Investor Services as of July 11, 2003 and AAA by Standard & Poor's as of January 10, 2003. There can be no assurance that Maryland general

     [B]

BROWN ADVISORY


obligation bonds or the securities of any Maryland political subdivision, authority or corporation owned by the Fund will be rated in any category or will not be downgraded by an NRSRO. Further information concerning the State of Maryland is contained in the Statement of Additional Information (the "SAI").

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
     o    Are a Maryland resident
     o Are an income-oriented investor in a high tax bracket and desire tax-exempt income
     o    Seek income and more price stability than stocks offer
     o    Seek capital preservation o Are pursuing a long-term goal

The Fund may NOT be appropriate for you if you:
     o    Are not a Maryland resident
     o    Are pursuing a short-term goal or are investing emergency reserves
     o Are investing funds in a tax-deferred or tax-exempt account (such as an IRA)
     o    Do not desire tax-exempt income

                                                                       [B]
PERFORMANCE INFORMATION
                                                                  BROWN ADVISORY

The following chart and table illustrate the variability of the Fund's returns. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Shares from year to year and how that Fund class' returns compare to a broad measure of market performance.

PERFORMANCE   INFORMATION   (BEFORE  AND  AFTER  TAXES)   REPRESENTS  ONLY  PAST
PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS

Fund shares issued and outstanding as of February 11, 2003 were redesignated as Institutional Shares.

CALENDAR YEAR TOTAL RETURNS - INSTITUTIONAL SHARES

The following chart shows the annual total return of the Fund's Institutional Shares for each full calendar year that the Fund has operated.

[EDGAR Representation of Bar Chart:
2001 - 4.78%
2002 - 8.99%]

     The calendar year-to-date total return as of June 30, 2003 was 2.94%.

During the periods shown in the chart, the highest quarterly return was 4.07% (for the quarter ended June 30, 2002) and the lowest quarterly return was -0.96% (for the quarter ended December 31, 2001).

     [B]

BROWN ADVISORY

AVERAGE ANNUAL TOTAL RETURN - INSTITUTIONAL SHARES

The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of the Fund's Institutional Shares as of December 31, 2002, to the Lehman Brothers 7 Year Municipal Bond Index. Average annual total return information for the Fund's A Shares is not included since this class has not operated for a full calendar year.

                                                      1       SINCE INCEPTION
                                                     YEAR      (12/21/2000)
Return Before Taxes                                  8.99%         6.98%
Return After Taxes on Distributions                  8.99%         6.98%
Return After Taxes on Distributions and Sale
  of Fund Shares                                     7.01%         6.37%
LEHMAN BROTHERS 7 YEAR MUNICIPAL BOND
  INDEX                                             10.35%         7.74%(1)

(1)  As of 12/31/00.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Lehman Brothers 7 Year Municipal Bond Index is a market index of investment grade municipal fixed-rate debt securities with an average maturity of 7 years. The index is unmanaged and reflects reinvestment of interest and principal payments. Unlike the performance figures of the Fund, the index's performance does not reflect the effect of expenses.

                                                                       [B]
FEE TABLE
                                                                  BROWN ADVISORY

The following tables describe the various fees and expenses that you will pay if you invest in a Fund class. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Adviser, are paid out of a Fund class' assets and are factored into the class' share price rather than charged directly to shareholder accounts.

SHAREHOLDER FEES                                    INSTITUTIONAL        A
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)              SHARES          SHARES
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of the offering price)       None            4.50%(1)
Maximum Sales Charge (Load) Imposed on
Reinvested Distributions                                None             None
Maximum Deferred Sales Charge (Load) (as a
percentage of)                                          None             None(2)
Redemption Fee                                         1.00%(3)          None
Exchange Fee                                           1.00%(3)          None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)
Management Fees                                         0.50%           0.50%
Distribution (12b-1) Fees                                None           0.25%
Other Expenses                                          0.34%           0.76%
TOTAL ANNUAL FUND OPERATING EXPENSES(4)                 0.84%           1.51%
Fee Waiver and Expense Reimbursements(5)                0.09%           0.51%
NET EXPENSES                                            0.75%           1.00%

(1)  No initial sales charge applies to purchases of $1 million or more.
(2) A contingent deferred sales charge of 1.00% will be charged on purchases of $1 million or more that are liquidated in whole or in part within twenty-four months of purchase.
(3) The redemption or exchange of the Fund's Institutional Shares is subject to a redemption or exchange fee of 1.00% of the current net asset value of shares redeemed or exchanged. The redemption or exchange fee will not apply to shares redeemed or exchanged after 180 days from the date of their purchase.
(4) Total Annual Fund Operating Expenses for the Institutional Shares are restated because certain of its expenses are likely to be reduced due to the commencement of the A Shares. Total Annual Fund

     [B]

BROWN ADVISORY

     Operating Expenses for the Fund's A Shares are restated based on annualized estimated amounts for the Fund's fiscal year ending May 31, 2004.
(5) The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of the Fund's Institutional and A Shares exceed 0.75% and 1.00%, respectively, of that class' average daily net asset through May 31, 2004.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in a Fund class to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class for the time periods indicated (paying the maximum applicable sales charge with respect to A Shares) and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return that each Fund class' Total Annual Operating Expenses and Net Expenses remain as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               INSTITUTIONAL                 A
                                  SHARES                   SHARES
1 YEAR                            $   77                  $  547
3 YEARS                           $  258                  $  858
5 YEARS                           $  456                  $1,190
10 YEARS                          $1,026                  $2,129

                                                                       [B]
MANAGEMENT
                                                                  BROWN ADVISORY

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and of the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the SAI.

THE ADVISER

The Fund's Adviser is Brown Investment Advisory Incorporated, 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. The Adviser is a fully owned subsidiary of Brown Investment Advisory & Trust Company, a trust company operating under the laws of Maryland. Brown Investment Advisory & Trust Company, which serves as the Fund's custodian, is a fully-owned subsidiary of Brown Capital Holdings Incorporated, a holdings company incorporated under the laws of Maryland in 1998. Prior to 1998, Brown Investment Advisory & Trust Company operated as a subsidiary of Bankers Trust under the name Alex. Brown Capital Advisory & Trust Company. The Adviser and its affiliates have provided investment advisory and management services to clients for over 8 years.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee of 0.50% of the average daily net assets of the Fund. For the fiscal year ended May 31, 2003, the Adviser waived a portion of its advisory fee and received a fee of 0.21%.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses through May 31, 2004 in order to limit total annual operating expenses of Institutional Shares and A Shares to 0.75% and 1.00%, respectively, of that class' average daily net assets.

As of August 31, 2003, the Adviser and its affiliates had approximately $4.1 billion of assets under management.

     [B]

BROWN ADVISORY

A committee of investment professionals makes all investment decisions for the Fund and no other person is primarily responsible for making recommendations to that committee.

OTHER SERVICE PROVIDERS

Forum Financial Group, LLC and its affiliates (collectively "Forum") provide services to the Fund. As of June 30, 2003, Forum provided services to investment companies and collective investment funds with assets of approximately $44.8 billion.

Forum Fund Services, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of the Fund's shares. The distributor acts as the representative of the Trust in connection with the offering of the Fund's shares. The distributor may enter into arrangements with banks, broker-dealers, or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of the Fund's shares.

Forum Administrative Services, LLC ("FAdS") provides administrative services to the Fund, Forum Accounting Services, LLC is the Fund's fund accountant, and Forum Shareholder Services, LLC ("Transfer Agent") is the Fund's transfer agent.

FUND EXPENSES

The Fund pays for its own expenses. Expenses of each Fund class include that class' own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of each Fund class. Any waiver or expense reimbursement increases a Fund class' performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

The Adviser has contractually undertaken to waive its fee and/or reimburse Fund expenses in order to limit the total annual operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of the Fund's Institutional Shares and A Shares to 0.75% and 1.00%, respectively, of that class' average daily net assets through May 31, 2004.

                                                                       [B]
YOUR ACCOUNT
                                                                  BROWN ADVISORY

[CALLOUT BOX: HOW TO CONTACT THE FUND

WRITE TO US AT:
  Brown Advisory Funds
  P.O. Box 446
  Portland, Maine 04112

OVERNIGHT ADDRESS:
  Brown Advisory Funds
  Two Portland Square
  Portland, Maine 04101

TELEPHONE US AT:
  (800) 540-6807 (toll free) or
  (207) 879-0001

WIRE INVESTMENTS
(OR ACH PAYMENTS) TO:
  Deutsche Bank Trust Company
  Americas
  New York, New York
  ABA #021001033

FOR CREDIT TO:
  Forum Shareholder Services, LLC
  Account # 01-465-547
  Brown Advisory Maryland
  Bond Fund
  (Your Name)
  (Your Account Number)]

GENERAL INFORMATION

You may purchase, sell (redeem) or exchange shares of each Fund class on each weekday that the New York Stock Exchange is open. Under normal circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase, sell (redeem) or exchange shares of each Fund class at the net asset value of a share ("NAV") of that class next calculated after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 14 through 25). For instance, if the Transfer Agent receives your purchase, redemption or exchange request in proper form after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day's NAV of the applicable Fund class plus any applicable sales charge (minus any applicable sales charge, redemption or exchange fee in the case of a redemption or exchange). The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive monthly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED Each Fund class calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, each Fund class may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency.

     [B]

BROWN ADVISORY

The NAV of a Fund class is determined by taking the market value of all the class' total assets, subtracting the class' liabilities, and then dividing the result (net assets) by the number of shares outstanding of the class.

The Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, the Fund values securities at fair value pursuant to procedures adopted by the Board.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal Law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

                                                                       [B]

                                                                  BROWN ADVISORY

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund does not accept purchases made by credit card check.

         CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA"), or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Brown Advisory Funds" or to one or more owners of the account and endorsed to "Brown Advisory Funds." For all other accounts, the check must be made payable on its face to "Brown Advisory Funds."

         ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks.

         WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                                      MINIMUM          MINIMUM
                                                      INITIAL         ADDITIONAL
                                                    INVESTMENT        INVESTMENT
INSTITUTIONAL SHARES
     Standard Accounts                                 $5,000            $100
     Accounts with Systematic Investment
     Plans                                             $2,000            $100
A SHARES
     Standard Accounts                                 $2,000            $100
     Accounts with Systematic Investment
     Plans                                             $  250            $100

     [B]

BROWN ADVISORY

ACCOUNT REQUIREMENTS

        TYPE OF ACCOUNT                                 REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP              o Instructions must be signed by
AND JOINT ACCOUNTS                             all persons required to sign
Individual accounts are owned by               exactly as their names appear on
one person, as are sole                        the account
proprietorship accounts. Joint
accounts can have two or more owners
(tenants)

GIFTS OR TRANSFERS TO A MINOR
(UGMA, UTMA)
These custodial accounts provide a           o Depending on state laws, you
way to give money to a child and               can set up a custodial account
obtain tax benefits                            under the UGMA or UTMA
                                             o The custodian must sign
                                               instructions in a manner
                                               indicating custodial capacity

CORPORATIONS/OTHER                           o Submit a certified  copy of its
                                               articles of  incorporation (or
                                               government-issued business
                                               license or other document
                                               showing the existence of the
                                               entity) and corporate resolution
                                               or secretary's certificate

TRUSTS                                       o The trust must be established
                                               before an account can be
                                               opened
                                             o Provide first and signature
                                               pages from the trust document
                                               identifying the trustees

                                                                       [B]

                                                                  BROWN ADVISORY

INVESTMENT PROCEDURES

      HOW TO OPEN AN ACCOUNT                     HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                   BY CHECK
o Call or write us for an account          o Fill out an investment slip from
  application                                a confirmation or write us a
o Complete the application (and              letter
  other required documents)                o Write your account number on
o Mail us your application (and              your check
  other required documents) and a          o Mail us the slip (or your letter)
  check                                      and the check

BY WIRE                                    BY WIRE
o Call or write us for an account          o Call to notify us of your
  application                                incoming wire
o Complete the application (and            o Instruct your financial institution
  other required documents)                  to wire your money to us
o Call us to fax the completed
  application (and other required
  documents) and we will assign
  you an account number
o Mail us your application (and
  other required documents)
o Instruct your financial institution
  to wire your money to us

BY ACH PAYMENT                             BY SYSTEMATIC INVESTMENT
o Call or write us for an account          o Complete the systematic
  application                                investment section of the
o Complete the application (and              application
  other required documents)                o Attach a voided check to your
o Call us to fax the completed               application
  application (and other required          o Mail us the completed
  documents) and we will assign              application and voided check
  you an account number                    o We will electronically debit your
o Mail us your original application          purchase proceeds from your
  (and other required documents)             selected financial institution
o We will electronically debit your          account
  purchase proceeds from your
  selected financial institution
  account

     [B]

BROWN ADVISORY

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, and other information or documents that will allow the Fund to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next determined after receipt of your application in proper form. The Fund may reject your application under its Anti-Money Laundering Compliance Program. See page 13 for ANTI-MONEY LAUNDERING PROGRAM. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next asset value next calculated after the Fund decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes. Proceeds may not be remitted if your account is closed at the request of governmental or law enforcement authorities. See page 13 for ANTI-MONEY LAUNDERING PROGRAM.

In certain instances, the Fund may be required to collect certain documents to fulfill its legal obligation to verify your identity. Documents provided in connection with your application will be used solely to verify your identity, and the Fund shall have no obligation to observe, monitor or enforce the terms of any such document.

     [B]

BROWN ADVISORY

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.

LIMITATIONS ON PURCHASES The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (including two or more substantial redemptions or exchanges out of the Fund followed by substantial repurchases into the Fund within a calendar year).

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Each Fund class processes redemption orders promptly. Under normal circumstances, a Fund class will send redemption proceeds to you within a week. If your Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

     [B]

BROWN ADVISORY

                      HOW TO SELL SHARES FROM YOUR ACCOUNT
BY MAIL
o Prepare a written request including:
  o Your name(s) and signature(s)
  o Your account number
  o The Fund name and class
  o The dollar amount or number of shares you want to sell
  o How and where to send the redemption proceeds
o Obtain a signature guarantee (if required)
o Obtain other documentation (if required)
o Mail us your request and documentation
BY WIRE
o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemptions on your account application
o Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
o Mail us your request (See "By Mail")
BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o Provide the following information:
  o Your account number
  o Exact name(s) in which the account is registered
  o Additional form of identification
o Redemption proceeds will be:
  o Mailed to you OR
  o Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")
SYSTEMATICALLY
o Complete the systematic withdrawal section of the application
o Attach a voided check to your application
o Mail us the completed application
o Redemption proceeds will be electronically credited to your accounts at the financial institution identified in your account application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

                                                                       [B]

                                                                  BROWN ADVISORY

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The Transfer Agent will need written instructions signed by all registered shareholders with a signature guarantee for each shareholder for any of the following:

     o    Written requests to redeem $100,000 or more
     o    Changes to a shareholder's record name
     o Redemptions from an account for which the address or account registration has changed within the last 30 days
     o Sending redemption and distribution proceeds to any person, address or financial institution account not on record
     o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours
     o Adding or changing ACH or wire instructions, telephone redemption or exchange option or any other election in connection with your account

The Transfer Agent reserves the right to require a signature guarantee(s) on all redemptions.

REDEMPTION FEE If you redeem Institutional Shares within 180 days of purchase, you will be charged a 1.00% redemption fee. The redemption fee will not apply to redemptions of shares redeemed after 180 days from the date of purchase. The fee is charged for the benefit of the remaining

     [B]

BROWN ADVISORY

shareholders and will be paid to the Fund's Institutional Shares to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time.

SMALL ACCOUNTS If the value of your account falls below $1,000 for Institutional Shares and $500 for A Shares, the Fund may ask you to increase your balance. If the account value is still below $1,000 for Institutional Shares and $500 for A Shares after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below this amount solely as a result of a reduction in your account's market value. REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

                                                                       [B]

                                                                  BROWN ADVISORY

CHOOSING A SHARE CLASS

This Prospectus offers two classes of the Fund. The following is a summary of the differences between the various classes:

--------------------------------------------------------------------------------
         INSTITUTIONAL SHARES                        A SHARES
o Designed for institutional clients.   o Designed for retail investors.
o No initial or deferred sales          o Maximum initial sales charge of
  charges.                                4.50%. No initial sales charge
o Lower expense ratio than                applies to purchases of $1 million
  A Shares due to no Rule 12b-1           or more.
  distribution fees.                    o Contingent deferred sales charge
o Redemption fee of 1.00%. The            ("CDSC") of 1% on purchases of
  redemption fee does not apply to        $1 million or more liquidated in
  shares purchased prior to               whole or in part within twenty-
  January 9, 2003 or to shares            four months.
  redeemed after 180 days from          o Higher expense ratio than
  the date of purchase.                   Institutional Shares due to
                                          Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Sales charges and fees vary considerably between the Fund's classes. You should carefully consider the differences in the fee and sales charge of the classes as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Tables and Sales Charge Schedules applicable to each class before investing in the Fund. You may also want to consult with a financial adviser in order to help you determine which class is most appropriate for you.

     [B]

BROWN ADVISORY

SALES CHARGE SCHEDULE - A SHARES An initial sales charge is assessed on purchases of A Shares as follows:

                       SALES CHARGE (LOAD) AS % OF:
                           PUBLIC         NET ASSET
AMOUNT OF PURCHASE     OFFERING PRICE      VALUE(1)       REALLOWANCE %
Less than $100,000         4.50%            4.71%             4.00%
$100,000 to $249,999       3.50%            3.68%             3.00%
$250,000 to $499,999       2.50%            2.56%             2.25%
$500,000 to $999,999       2.00%            2.04%             1.75%
$1,000,000 and up(2)       0.00%            0.00%             0.00%

(1)  Rounded to the nearest one-hundredth percent.
(2) No initial sales charge applies on purchases of $1 million or more. A contingent deferred sales charge of up to 1% will be charged on purchases of $1 million or more that are liquidated in while or in part within twenty-four months of purchase.

The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the above table. From time to time, however, the distributor may elect to reallow the entire sales charge for all sales during a particular period.

From time to time and at its own expense, the distributor may provide compensation, including financial assistance, to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include the provision of travel arrangements and lodging, tickets for entertainment events and merchandise.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A SHARES A CDSC is assessed on redemptions of A Shares that are part of a purchase of $1 million or more and that are redeemed within twenty-four months of purchase. The distributor pays a sales commission of 1.00% of the offering price of Class A shares to brokers that initiate and are responsible for purchases of $1 million or more.

REDUCED SALES CHARGES You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation or a letter of

                                                                       [B]

                                                                  BROWN ADVISORY

intent. Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. Please see the SAI for further information.

RULE 12B-1 DISTRIBUTION FEES The Trust has adopted a Rule 12b-1 plan under which the Fund pays the distributor 0.25% of the average daily net assets of A Shares for distribution services and the servicing of shareholder accounts. Because A Shares pay distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial institutions that provide distribution and shareholder services with respect to A Shares.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for certain other funds. For a list of funds available for exchange, you may call the Transfer Agent.

Be sure to confirm with the Transfer Agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase your state. Because exchanges are a sale and purchase of shares, they may have tax consequences.

In addition, the exchange of the Fund's Institutional Shares are subject to an exchange fee of 1.00% of the NAV of shares exchanged. The exchange fee does not apply to the exchange of Fund shares exchanged after 180 days of purchase. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund's Institutional Shares to help offset transaction costs. To calculate exchange fees, the Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the exchange is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the exchange fee at any time.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

                                 HOW TO EXCHANGE
BY MAIL
o Prepare a written request including:
  o Your name(s) and signature(s)
  o Your account number
  o The names of each fund you are exchanging
  o The dollar amount or number of shares you want to sell (and exchange)
o Open a new account and complete an account application if you are requesting different shareholder privileges
o Obtain a signature guarantee, if required
o Mail us your request and documentation

BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o Provide the following information:
  o Your account number
  o Exact name(s) in which account is registered
  o Additional form of identification

                                                                       [B]
OTHER INFORMATION
                                                                  BROWN ADVISORY

DISTRIBUTIONS

The Fund distributes its net investment income monthly and net capital gain at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

Generally, you are not subject to Federal income taxes on the Fund's distributions of tax-exempt interest income. In addition, interest received by the Fund from investments in Maryland municipal securities and U.S. Government securities is generally exempt from Maryland State and local income taxes. The Fund's distributions of taxable interest, other investment income, and short-term capital gain are taxable to you as ordinary income. The Fund's distributions of long-term capital gain are taxable to you as long-term capital gain regardless of how long you have held your Fund shares.

It is anticipated that substantially all of the Fund's net income will be exempt
from  Federal  and  Maryland   State  income   taxes.   Generally,   the  Fund's
distributions will primarily consist of tax-exempt investment income.

If you are a "substantial user" or a "related person" of a substantial user of facilities financed by private activity bonds held by the Fund, you may have to pay Federal income tax on your pro-rata share of the net income generated from these securities.

Distributions of interest income on certain private activity bonds are an item of tax preference for purposes of individual and corporate Federal

     [B]

BROWN ADVISORY

Alternative Minimum Tax ("AMT"). Distributions of net income from tax-exempt obligations are included in "adjusted current earnings" of corporations for Federal AMT purposes.

If you buy shares shortly before the Fund makes a distribution, a portion of the distribution you receive may be taxable to you even though it represents a percentage of the purchase price you paid for the shares.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term if you held the Fund shares for more than one year at the time of the sale or exchange.

The Fund will send you information about the income tax status of the Fund's distributions paid during the year shortly after December 31 of each year.

For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware business trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                                                       [B]
FINANCIAL HIGHLIGHTS
                                                                  BROWN ADVISORY

The following tables are intended to help you understand the financial performance of each Fund class. Total return in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund class (assuming the reinvestment of all distributions). This information has been audited by Deloitte & Touche LLP. The Fund's financial statements and the auditor's report are included in the Annual Report dated May 31, 2003, which is available upon request, without charge.

                                                                        YEAR ENDED                PERIOD ENDED
                                                                          MAY 31,                     MAY 31,
INSTITUTIONAL SHARES(1)                                        2003                  2002                2001
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value Per Share                          $ 10.29               $ 10.12              $ 10.00
                                                             -------               -------              -------
Investment Operations:
     Net investment income                                      0.34                  0.40                 0.17
     Net realized and unrealized gain
       on investments                                           0.56                  0.17                 0.12
                                                             -------               -------              -------
Total from Investment Operations                                0.90                  0.57                 0.29
                                                             -------               -------              -------
Less Distributions:
     From net investment income                                (0.34)                (0.40)               (0.17)
                                                             -------               -------              -------
Total Distributions                                            (0.34)                (0.40)               (0.17)
                                                             -------               -------              -------
Ending Net Asset Value Per Share                             $ 10.85               $ 10.29              $ 10.12
                                                             =======               =======              =======
OTHER INFORMATION
Ratios to Average Net Assets(2):
     Net expenses                                               0.48%                 0.25%                0.25%
     Gross expenses(3)                                          0.84%                 0.97%                1.28%
     Net investment income                                      3.23%                 3.87%                3.91%
Total Return                                                    8.93%                 5.70%                2.95%
Portfolio Turnover Rate                                            5%                    7%                   2%
Net Assets at End of Period
     (in thousands)                                          $66,672               $36,402              $30,458

(1) The Fund commenced operations on December 21, 2000. Fund shares issued and outstanding on February 11. 2003 were redesignated Institutional Shares.
(2)  All ratios for period less than one year are annualized.
(3) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and expense reimbursements for the Fund.

     [B]

BROWN ADVISORY

                                                          PERIOD ENDED
A SHARES(1)                                               MAY 31, 2003
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value Per Share                          $10.64
Investment Operations:
     Net investment income                                     0.03
                                                             ------
     Net realized and unrealized gain on investments
                                                               0.21
Total from Investment Operations                               0.24
                                                             ------
Less Distributions:
     From net investment income                               (0.03)
                                                             ------
Total Distributions                                           (0.03)
                                                             ------
Ending Net Asset Value Per Share                             $10.85
                                                             ======
OTHER INFORMATION
Ratios to Average Net Assets(2):
     Net expenses                                              1.00%
     Gross expenses(3)                                        24.97%
     Net investment income                                     2.22%
Total Return(4)                                                2.23%
Portfolio Turnover Rate                                           5%
Net Assets at End of Period (in thousands)                   $  102

(1)  Commenced operations on April 17, 2003.
(2)  All ratios for periods less than one year are annualized.
(3) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and expense reimbursements for the Fund.
(4)  Total return is from inception to date and is not annualized.

                                      [B]

                                 BROWN ADVISORY

                        BROWN ADVISORY MARYLAND BOND FUND

                              INSTITUTIONAL SHARES
                                    A SHARES

FOR MORE INFORMATION

                           ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

                              CONTACTING THE FUND
You can get free copies the Fund's annual and semi-annual reports and the SAI, request other information, and discuss your questions about the Fund by contacting the Fund at:

                              Brown Advisory Funds
                                  P.O. Box 446
                             Portland, Maine 04112
                           (800) 540-6807 (toll free)
                                 (207) 879-0001

                 SECURITIES AND EXCHANGE COMMISSION INFORMATION
You can also review the Fund's annual and semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The Scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by emailing or writing to:

                             Public Reference Room
                       Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                       Email address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available from the SEC's Web site at www.sec.gov.


                    Investment Company Act File No. 811-3023

[LOGO] MASTRAPASQUA                             PROSPECTUS
  ASSET MANAGEMENT                              OCTOBER 1, 2003


MASTRAPASQUA GROWTH VALUE
FUND SEEKS LONG-TERM CAPITAL
APPRECIATION BY INVESTING
PRIMARILY IN THE COMMON STOCK
OF COMPANIES WHOSE VALUATION                    MASTRAPASQUA
MAY NOT YET REFLECT THE                         GROWTH VALUE FUND
PROSPECTS FOR ACCELERATED
EARNINGS/CASH FLOW GROWTH.
THE FUND DOES NOT PAY RULE
12B-1 (DISTRIBUTION) FEES.


THE SECURITIES AND EXCHANGE COMMISSION
HAS NOT APPROVED OR DISAPPROVED THE FUND'S
SHARES OR DETERMINED WHETHER THIS PROSPECTUS
IS ACCURATE OR COMPLETE. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.


                              [LOGO] MASTRAPASQUA
                                ASSET MANAGEMENT

                                                               TABLE OF CONTENTS




         RISK/RETURN SUMMARY                                       2

              Investment Objective                                 2
              Principal Investment Strategies                      2
              Principal Investment Risks                           3
              Who May Want to Invest in the Fund                   4

         PERFORMANCE INFORMATION                                   5

         FEE TABLE                                                 7

         MANAGEMENT                                                8

         YOUR ACCOUNT                                             11

              How to Contact the Fund                             11
              General Information                                 11
              Buying Shares                                       13
              Selling Shares                                      17
              Exchange Privileges                                 20
              Retirement Accounts                                 21

         OTHER INFORMATION                                        22

         FINANCIAL HIGHLIGHTS                                     24

RISK/RETURN SUMMARY

[CALLOUT BOX: CONCEPTS TO UNDERSTAND

COMMON STOCK means an equity or ownership interest in a company.

ACCELERATED EARNINGS OR CASH FLOW GROWTH means a dramatic increase in a company's earnings and/or cash flow.

MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

PRICE/EARNINGS RATIO means the price of a stock divided by its earnings per share.]

INVESTMENT OBJECTIVE

Mastrapasqua Growth Value Fund (the "Fund")seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

PRINCIPAL INVESTMENT POLICIES The Fund invests primarily in the common stock of companies that Mastrapasqua Asset Management (the "Adviser") believes have a demonstrated record of achievement and excellent prospects for earnings or cash flow growth over a 3 to 5 year period. In selecting investments for the Fund, the Adviser also looks for the common stock of companies whose valuation may not yet reflect the prospects for accelerated earnings or cash flow growth.

The Fund seeks growth opportunities among companies of various market capitalizations but invests primarily in the common stock of domestic medium to large market capitalization companies. Medium and large capitalization companies have market capitalizations such as those included in the Russell1000(R)Growth Index at the time of their purchase. From time to time, however, the Fund may invest in companies with a market capitalization of less than $1 billion and own securities of foreign- based companies. The Fund may also invest up to 15% of its assets in common stock that is not actively traded on a national or regional stock exchange or market.

THE ADVISER'S PROCESS In selecting investments for the Fund's portfolio, the Adviser looks for securities of companies that the Adviser believes have shown consistent above-average long-term growth in earnings and cash flow and has excellent prospects for future growth. Such companies generally have projected 3 to 5 year earnings and cash flow growth rates that exceed the Adviser's assessment of the companies' risk-adjusted price- to-earnings ratio.

A smaller portion of the Fund's investment portfolio may consist of securities of "accelerated earnings or cash flow growth" companies that the Adviser believes are either currently enjoying or are projected to enjoy a dramatic increase in earnings and/or cash flow. These companies often have been overlooked by the financial community and are believed by the Adviser to have valuations that have not been fully recognized by the market. In the Adviser's opinion, these companies may experience an uncharacteristically rapid growth rate during the immediate 18 to 36 months. These companies are typically newer additions to the portfolio and may become long-term holdings over time.

Changes in the Adviser's outlook and market conditions may significantly affect the amount of time the Fund holds a security. The Fund may make short-term trades in order to take advantage of changing market, industry or company conditions. The Fund's portfolio turnover may vary greatly from year to year and during a particular year. The Adviser does not set a price target for its holdings in order to determine when to sell an investment, but generally will sell a security if one or more of the following occurs:
     o    A change in the fundamentals of a company or industry
     o The price of a security is deemed to be excessive when compared to its value
     o The Adviser believes that company management has not accurately assessed the company's prospects

TEMPORARY DEFENSIVE MEASURES In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position and invest without limit in cash and prime quality cash equivalents such as commercial paper and money market instruments. As a result, the Fund may be unable to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund's net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of the securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

     o The market may not recognize what the Adviser believes to be the true value of the stocks held for an unexpectedly long time.
     o The earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline.

     o The smaller a company's market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock. The potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company.
     o The Adviser's judgment as to the growth potential or value of a stock may prove to be wrong.
     o A decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

     o Are willing to tolerate significant changes in the value of your investment
     o    Are pursuing a long-term goal
     o Are willing to accept higher short-term risk for potential long-term return

The Fund may NOT be appropriate for you if you:
     o    Need regular income or stability of principal
     o    Are pursuing a short-term goal or investing emergency reserves
     o Want an investment that pursues market trends or focuses only on particular sectors or industries

                                                         PERFORMANCE INFORMATION



The following chart illustrates the variability of the Fund's returns. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance.

PERFORMANCE   INFORMATION   (BEFORE  AND  AFTER  TAXES)   REPRESENTS  ONLY  PAST
PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total return for each full calendar year that the Fund has operated.


[EDGAR REPRESENTATION OF BAR CHART:
2001 - -31.34%
2002 - -35.87%]

     The calendar year-to-date total return as of June 30, 2003 was 20.90%.

During the periods shown in the chart, the highest quarterly return was 20.52% (for the quarter ended December 31, 2001) and the lowest quarterly return was -28.73% (for the quarter ended March 31, 2001).

The following table compares the Fund's average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2002 to the Russell 1000 Growth Index.

                                                                              SINCE INCEPTION
                                                              1 YEAR             (7/5/2000)
Return Before Taxes                                           -35.87%             -34.10%
Return After Taxes on Distributions                           -35.87%             -34.10%
Return After Taxes on Distributions                           -22.02%             -25.33%
    and Sale of Fund Shares
-------------------------------------------------------- ------------------- ------------------
Russell 1000 Growth Index                                     -27.88%             -28.22%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 1000 Growth Index measures the performance of the Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the Russell 1000 Growth Index's performance does not reflect the effect of expenses.

                                                                       FEE TABLE

The following table describes the various fees and expenses that you will pay if you invest in the Fund.

SHAREHOLDER  FEES  (fees paid  directly  from your  investment)
The Fund has no shareholder fees.

ANNUAL FUND OPERATING EXPENSES (1)
(expenses that are deducted from Fund assets)
Management Fees                                                           1.00%
Distribution (12b-1) Fees                                                 None
Other Expenses                                                            1.32%
TOTAL ANNUAL FUND OPERATING EXPENSES                                      2.32%
Fee Waiver and Expense Reimbursement(2)                                   0.67%
Net Expenses                                                              1.65%
(1) Based on amounts for the Fund's fiscal year ending May 31, 2003.
(2) Based on contractual fee waivers and expense reimbursements that may decrease after September 30, 2004.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return that the Fund's operating expenses remain the same and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR(1)                     3 YEARS                    5 YEARS                    10 YEAR
  $168                         $660                       $1,179                      $2,604
(1) The costs for 1 year take into account fee waivers and expense reimbursements.

MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and of the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

The Fund's Adviser is Mastrapasqua Asset Management, 814 Church Street, Suite 600, Nashville, TN 37203. The Adviser was incorporated in January 1993 and currently provides investment advisory services to individuals, pension and profit sharing plans, trusts, corporations and other business entities, as well as other investment companies.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended May 31, 2003, the Adviser waived a portion of its fee and only received an advisory fee equal to 0.33% of the Fund's average daily net assets.

As of August 31, 2003, the Adviser had approximately $1.1 billion in assets under management.

PORTFOLIO MANAGERS

Frank Mastrapasqua and Thomas Trantum are responsible for the day-to-day management of the Fund.

FRANK MASTRAPASQUA Chairman and Chief Executive Officer of the Adviser since 1993. Dr. Mastrapasqua has more than 30 years of experience in the investment industry and prior to his establishment of the Adviser, was a Partner and Director of Research at J.C. Bradford & Co. Prior to that, Dr. Mastrapasqua was a Senior Vice President, Chief Economist and Manager of Fixed Income Research at Salomon Smith Barney, Inc.

THOMAS TRANTUM President of the Adviser since 1993. Mr. Trantum has more than 30 years experience in the investment industry and prior to the establishment of the Adviser, was a Partner and Senior Security Analyst at J.C. Bradford & Co. Prior to that, Mr.Trantum was Chief Executive Officer of Gulf & Mississippi Corporation, a railroad holding company.

OTHER SERVICE PROVIDERS

Forum Financial Group, LLC and its affiliates (collectively, "Forum") provide services to the Fund. As of June 30, 2003, Forum provided services to investment companies and collective investment funds with assets of approximately $44.8 billion.

Forum Fund Services, LLC ("FFS"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of the Fund's shares. The distributor acts as the representative of the Trust in connection with the offering of the Fund's shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of the Fund's shares.

Forum Administrative Services, LLC ("FAdS") provides administrative services to the Fund, Forum Accounting Services, LLC is the Fund's fund accountant, Forum Shareholder Services, LLC ("Transfer Agent") is the Fund's transfer agent and Forum Trust, LLC is the Fund's custodian.

The Trust has adopted a shareholder servicing plan under which the Trust pays FAdS a fee at an annual rate of 0.25% of the Fund's average daily net assets for providing shareholder service activities that are not otherwise provided by the Transfer Agent. FAdS may pay this fee to various financial institutions that provide shareholder servicing to their customers invested in the Fund.

FUND EXPENSES

The Fund pays for its own expenses. The Fund's expenses consist of its own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and/or reimburse certain expenses of the Fund. Any waiver or expense reimbursement increases the Fund's performance for the period during which the waiver or reimbursement was in effect and may not be recouped at a later date.

The Adviser has contractually undertaken to waive its fees and reimburse expenses of the Fund in order to limit the Fund's expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 1.65% or less of the average daily net assets of the Fund through September 30, 2004.

                                                                    YOUR ACCOUNT


GENERAL INFORMATION

You may purchase or sell (redeem) the Fund's shares on each weekday that the New York Stock Exchange is open. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) Fund shares at the net asset value of a share ("NAV") next calculated after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 13 through 21). For instance, if the Transfer Agent receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations. The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency. The Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting the Fund's liabilities and then dividing the result (net assets) by the number of shares outstanding of the Fund. The Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, then the Fund values securities at fair value pursuant to procedures adopted by the Board.



[CALLOUT BOX: HOW TO CONTACT THE FUND

WRITE TO US AT:
 Mastrapasqua Growth
 Value Fund
 P.O. Box 446
 Portland, Maine 04112
OVERNIGHT ADDRESS:
 Mastrapasqua Growth
 Value Fund
 Two Portland Square
 Portland, Maine 04101
TELEPHONE US AT:
 (800) 448-0982 (Toll Free)
 (207) 879-0001
WIRE INVESTMENTS (OR ACH
PAYMENTS) TO US AT:
 Deutsche Bank Trust
 Company Americas
 New York, New York
 ABA #021001033
 FOR  CREDIT  TO:
 Forum Shareholder
 Services, LLC
 Account # 01-465-547
 Mastrapasqua  Growth
 Value Fund
 (Your Name)
 (Your Account Number)]

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund does not accept purchases made by credit card check.

      CHECKS For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Mastrapasqua Growth Value Fund" or to one or more owners of the account and endorsed to "Mastrapasqua Growth Value Fund." For all other accounts, the check must be made payable on its face to "Mastrapasqua Growth Value Fund."

      ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks.

      WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                                 MINIMUM              MINIMUM
                                                 INITIAL             ADDITIONAL
                                                INVESTMENT           INVESTMENT
Standard Accounts                                $2,000                  $250
Traditional and Roth IRA Accounts                $1,000                  $250
Accounts with Systematic Investment Plans        $1,000                  $250

ACCOUNT REQUIREMENTS

    TYPE OF ACCOUNT                                              REQUIREMENT

INDIVIDUAL,  SOLE  PROPRIETORSHIP                               o Instructions must be signed by all
AND JOINT ACCOUNTS                                                persons required to sign  exactly as
Individual  accounts  are owned by                                their  names  appear on the account
one person, as are sole proprietorship
accounts. Joint accounts have two or
more owners (tenants)

GIFTS OR  TRANSFERS  TO A MINOR                                 o Depending on state laws,  you can
(UGMA, UTMA)                                                      set up a custodial account  under
These custodial accounts provide a                                UGMA or UTMA
way to give money to a child and                                o The custodian  must sign
obtain tax benefits                                               instructions in a manner indicating
                                                                  custodial capacity

CORPORATIONS/OTHER                                              o Submit a certified  copy of its
                                                                  articles of incorporation (or
                                                                  government-issued business license
                                                                  or other  document showing the
                                                                  existence of the entity) and
                                                                  corporate resolution or secretary's
                                                                  certificate

TRUSTS                                                          o The trust must be established
                                                                  before an account can be opened
                                                                o Provide the first and signature
                                                                  pages from the trust documents
                                                                  identifying the trustees

INVESTMENT PROCEDURES

    HOW TO OPEN AN ACCOUNT                                                HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                              BY CHECK
  o Call or write us for an account                                       o Fill out an investment slip from a
    application                                                             confirmation  or write us a  letter
  o Complete  the  application  (and other                                o Write your account number on
    required  documents)                                                    your check
  o Mail us your  application  (and  other                                o Mail us the slip (or your letter)
    required documents) and a check                                         and the check

BY WIRE                                                               BY WIRE
  o Call or write us for an account                                       o Call to notify us of your incoming
    application                                                             wire
  o Complete the application  (and other                                  o Instruct your financial  institution
    required  documents)                                                    to wire your money to us
  o Call us to fax the completed
    application (and other required
    documents) and we will assign you
    an account number
  o Mail us your original application
   (and other required documents)
  o Instruct your financial institution
    to wire your money to us

BY ACH PAYMENT                                                        BY SYSTEMATIC INVESTMENT
  o Call or write us for an account                                       o Complete the systematic
    application                                                             investment section of the
  o Complete  the  application  (and other                                  application
    required  documents)                                                  o Attach a voided check to your
  o Call us to fax the completed                                            application
    application (and other required                                       o Mail us the completed application
    documents) and we will assign you                                       and voided check
    an account number                                                     o We will electronically  debit your
  o Mail us your original  application                                      purchase proceeds from your selected
    (and other required documents)                                          financial institution account
  o We will electronically debit your
    purchase proceeds from your selected
    financial institution
    account

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated after receipt of your application in proper form. The Fund may reject your application under its Anti-Money Laundering Compliance Program. See page 12 for Anti-Money Laundering Program. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the net asset value next calculated after the Fund decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes. Proceeds may or may not be remitted if your account is closed at the request of governmental or law enforcement authorities. See page 12 for Anti-Money Laundering Program.

In certain instances, the Fund may be required to collect certain documents to fulfill its legal obligation to verify your identity. Documents provided in connection with your application will be used solely to verify your identity, and the Fund shall have no obligation to observe, monitor or enforce the terms of any such document.

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $250.

LIMITATIONS ON PURCHASES The Fund reserves the right to refuse any purchase request (including exchange), particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (including two or more substantial redemptions or exchanges out of the Fund followed by substantial repurchases into the Fund within a calendar year).

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

                      HOW TO SELL SHARES FROM YOUR ACCOUNT

BY MAIL
o Prepare a written request  including:
  o Your name(s) and  signature(s)
  o Your account number
  o The Fund name
  o The dollar amount or number of shares you want to sell
  o How and where to send the  redemption  proceeds
o Obtain a signature  guarantee (if required)
o Obtain other documentation (if required)
o Mail us your request and documentation

BY WIRE
o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
o Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
o Mail us your request (See "By Mail")

BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o Provide the following information:
  o Your account number
  o Exact name(s) in which the account is  registered
  o Additional form of identification
o Redemption proceeds will be:
  o Mailed to you OR
  o Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")

SYSTEMATICALLY
o Complete  the  systematic  withdrawal  section of the  application
o Attach a voided check to your application
o Mail us your completed application
o Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The Transfer Agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

    o Written requests to redeem $100,000 or more
    o Changes to a shareholder's record name
    o Redemptions from an account for which the address or account registration has changed within the last 30 days
    o Sending redemption and distribution proceeds to any person, address or financial institution account not on record
    o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
    o Adding or changing ACH or wire instructions, telephone redemption or exchange option or any other election in connection with your account

The Transfer Agent reserves the right to require a signature guarantee(s) on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

EXCHANGE PRIVILEGES

For a list of funds  available  for exchange,  you may call the Transfer  Agent.
Because exchanges are a sale and purchase of shares, they may have tax consequences.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

                                HOW TO EXCHANGE

BY MAIL
  o Prepare a written request  including:
    o Your name(s) and  signature(s)
    o Your account number
    o The names of each fund you are exchanging
    o The dollar amount or number of shares you want to sell (and exchange)
  o Open a new account and complete an account application if you are requesting different shareholder privileges
  o Obtain a signature guarantee, if required
  o Mail us your request and documentation

BY TELEPHONE
  o Call us with your request (unless you declined telephone redemption privileges on your account application)
  o Provide the following information:
    o Your account number
    o Exact name(s) in which account is registered
    o Additional form of identification

RETIREMENT ACCOUNTS

The Fund offers IRA accounts, including traditional and Roth IRAs. Fund shares may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

OTHER INFORMATION

DISTRIBUTIONS

The Fund distributes its net investment income quarterly and net capital gain at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

The Fund's distributions of net income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain are taxable to you as long-term capital gain regardless of how long you have held your Fund shares. Generally, the Fund's distributions will consist primarily of long-term capital gain. Distributions may also be subject to certain state and local taxes.

Some of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

If you buy shares of the Fund just before the Fund makes a distribution, a portion of the distribution you receive may be taxable to you even though it represents a portion of the purchase price you paid for the shares.

Your sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.

The Fund will send you information about the income tax status of the Fund's distributions paid during the year shortly after December 31 of each year.

For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware business trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

FINANCIAL HIGHLIGHTS


The following table is intended to help you understand the Fund's financial performance. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions). This information has been audited by Deloitte & Touche LLP. The Fund's financial statements and the auditor's report are included in the Annual Report dated May 31, 2003, which is available upon request, without charge.

                                                                  YEAR ENDED MAY 31,         PERIOD ENDED
                                                                 2003          2002          MAY 31, 2001(1)
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value Per Share                              $  4.36       $  6.42           $  10.00
                                                                 -------       -------           --------
Investment Operations:
  Net investment loss                                              (0.04)        (0.06)             (0.06)
  Net realized and unrealized
     loss on investments                                           (0.06)        (2.00)             (3.52)
                                                                 -------       -------           --------
Total from Investment Operations                                   (0.10)        (2.06)             (3.58)
                                                                 -------       -------           --------
Ending Net Asset Value Per Share                                 $  4.26         $4.36              $6.42
                                                                 =======       =======           ========
OTHER INFORMATION
Ratios to Average Net Assets:
     Net expenses                                                   1.65%         1.65%              1.65%(3)
     Gross expenses(2)                                              2.32%         2.04%              1.98%(3)
     Net investment loss                                           (1.23)%       (1.23)%            (0.99)%(3)
Total Return                                                       (2.29)%      (32.09)%           (35.80)%
Portfolio Turnover Rate                                               34%           57%                 33%
Net Assets at End of Period (in thousands)                       $13,620       $12,769             $15,628

(1) The Fund commenced operations on July 5, 2000.
(2) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and expense reimbursements for the Fund.
(3)  Annualized.

NOTES

FOR MORE INFORMATION                                                                [LOGO] MASTRAPASQUA
                                                                                      GROWTH VALUE FUND

                          ANNUAL/SEMI-ANNUAL REPORTS

      Additional information about the Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In the Fund's
    annual report, you will find a discussion of the market conditions and              MASTRAPASQUA
   investment strategies that significantly affected the Fund's performance           GROWTH VALUE FUND
                         during its last fiscal year.

                  STATEMENT OF ADDITIONAL  INFORMATION  ("SAI")
      The SAI provides more detailed information about the Fund and is incorporated by reference into, and thus is a part of, this Prospectus.

                              CONTACTING THE FUND

 You can get free copies of the Fund's annual/semi-annual reports and SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                        MASTRAPASQUA GROWTH VALUE FUND
                                 P.O. Box 446
                             Portland, Maine 04112
                                (800) 448-0982
                                (207) 879-0001

                SECURITIES  AND  EXCHANGE  COMMISSION  INFORMATION
  You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                             Public Reference Room                              MASTRAPASQUA GROWTH VALUE FUND
                      Securities and Exchange Commission                                P.O. Box 446
                          Washington, D.C. 20549-0102                               Portland, Maine 04112
                      E-mail address: publicinfo@sec.gov                               (800) 448-0982
                                                                                       (207) 879-0001

 Fund information, including copies of the annual and semi-annual reports and the SAI, is available from the SEC's
                           Web site at www.sec.gov.



                   Investment Company Act File No. 811-3023

LOGO
FORUM
FUNDS                                   STATEMENT OF ADDITIONAL INFORMATION
                                        ----------------------------------------
                                        October 1, 2003

INVESTMENT ADVISER:                     BROWN ADVISORY SMALL-CAP
                                        GROWTH FUND

Brown Investment Advisory               BROWN ADVISORY GROWTH EQUITY
Incorporated                            FUND
901 S. Bond Street
Suite 400
Baltimore, Maryland 21231

ACCOUNT INFORMATION AND SHAREHOLDER
SERVICES:

Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112
(800) 540-6807
(207) 879-0001

This Statement of Additional Information ("SAI") supplements the Prospectus dated October 1, 2003, as may be amended from time to time, offering Institutional Shares, A Shares and B Shares of Brown Advisory Small-Cap Growth Fund and Institutional Shares and A Shares of Brown Advisory Growth Equity Fund, two separate series of Forum Funds, a registered, open-end management investment company. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

Financial statements for the Funds for the year ended May 31, 2003 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Glossary                                                                      2

Investment Policies and Risks                                                 3

Investment Limitations                                                        8

Performance Data and Advertising                                             10

Management                                                                   14

Portfolio Transactions                                                       24

Purchase and Redemption Information                                          26

Taxation                                                                     29

Other Matters                                                                33

Appendix A - Description of Securities Ratings                              A-1

Appendix B - Miscellaneous Tables                                           B-1

Appendix C - Performance Data                                               C-1

Appendix D - Proxy Voting Polices                                            D-1

GLOSSARY
--------------------------------------------------------------------------------

As used in this SAI, the following terms have the meanings listed.

         "Adviser" means Brown Investment Advisory Incorporated.

         "Board" means the Board of Trustees of the Trust.

         "CFTC" means Commodities Future Trading Commission.

          "Code" means the Internal Revenue Code of 1986, as amended.

         "Custodian" means the custodian of each Fund's assets.

         "FAcS" means Forum Accounting Services, LLC, the fund accountant of each Fund.

         "FAdS" means Forum Administrative Services, LLC, the administrator of each Fund.

         "FFS" means Forum Fund Services, LLC, the distributor of each Fund's shares.

         "Fitch" means Fitch Ratings.

         "FSS" means Forum Shareholder Services, LLC, the transfer agent of each Fund.

         "Fund" means Brown Advisory Small-Cap Growth Fund or Brown Advisory Growth Equity Fund.

         "IRS" means Internal Revenue Service.

         "Moody's" means Moody's Investors Service.

         "NAV" means net asset value per share.

         "NRSRO" means a nationally recognized statistical rating organization.

         "SAI" means Statement of Additional Information.

         "SEC" means the U.S. Securities and Exchange Commission.

         "S&P" means Standard & Poor's Corporation, a Division of the McGraw Hill Companies.

         "Trust" means Forum Funds.

         "U.S." means United States.

         "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "1933 Act" means the Securities Act of 1933, as amended.

         "1940 Act" means the Investment Company Act of 1940, as amended.

INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

Each Fund is a diversified series of the Trust. This section discusses in greater detail than the Funds' Prospectus certain investments that the Funds can make.

1.       SECURITY RATINGS INFORMATION

Each Fund's investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each Fund may only invest in: (1) convertible and other debt securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase; and (2) preferred stock rated "baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. Each Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase.

Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. Unrated securities may not be as actively traded as rated securities.

Each Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser will determine whether the Fund should continue to hold the obligation. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

2.       COMMON AND PREFERRED STOCK

A.       GENERAL

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

B.       RISKS

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

3.       CONVERTIBLE SECURITIES

A.       GENERAL

Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

B.       RISKS

Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

4.       WARRANTS

A.       GENERAL

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

B.       RISKS

Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

5.       DEPOSITARY RECEIPTS

A.       GENERAL

Each Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. Each Fund may invest in depositary receipts in order to obtain exposure to foreign securities markets.

B.       RISKS

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

6.       FOREIGN SECURITIES

Each Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and
(4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of a Fund's assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

7.       OPTIONS AND FUTURES

A.       GENERAL

A Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund's performance; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. A Fund may purchase or write options on securities in which it may invest or on market indices based in whole or in part on such securities. Options purchased or written by a Fund must be traded on an exchange or over-the-counter.

A Fund may invest in futures contracts on market indices based in whole or in part on securities in which the Fund may invest. A Fund may also purchase or write put and call options on these futures contracts.

Options and futures contracts are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

Currently, each Fund has no intention of investing in options or futures for purposes other than hedging. If a Fund will be financially exposed to another party due to its investments in options or futures, the Fund will maintain either: (1) an offsetting ("covered") position in the underlying security or an offsetting option or futures contract; or (2) cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. A Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets") in a segregated account with the Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

B.       OPTIONS ON SECURITIES

A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

C.       OPTIONS ON STOCK INDICES

A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional options on securities except that stock index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

D.       OPTIONS ON FUTURES

Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

E.       FUTURES CONTRACTS AND INDEX FUTURES CONTRACTS

A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or an underlying debt security, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

F.       RISKS OF OPTIONS AND FUTURES TRANSACTIONS

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions. The potential loss to a Fund from investing in certain types of futures transactions is unlimited.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices or related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield.

8.       BORROWING

A.       GENERAL

Each Fund may borrow money from a bank in amounts up to 33 1/3% of the Fund's total assets. The Funds will generally borrow money to increase its returns. Typically, if a security purchased with borrowed funds increases in value, the Fund may sell the security, repay the loan and secure a profit.

B.       RISKS

Borrowing creates the risk of magnified capital losses. If a Fund buys securities with borrowed funds and the value of the securities declines, the Fund may be required to provide the lender with additional funds or liquidate its position in these securities to continue to secure or repay the loan. A Fund may also be obligated to liquidate other portfolio positions at an inappropriate time in order to pay off the loan or any interest payments associated with the loan. To the extent that the interest expense involved in a borrowing transaction approaches the net return on a Fund's investment portfolio, the benefit of borrowing will be reduced, and, if the interest expense is incurred as a result of borrowing were to exceed the net return to investors, a Fund's use of borrowing would result in a lower rate of return than if the Fund did not borrow. The size of any loss incurred by a Fund due to borrowing will depend on the amount borrowed. The greater the percentage borrowed, the greater potential of gain or loss to a Fund.

9.       ILLIQUID AND RESTRICTED SECURITIES

A.       GENERAL

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

C.       RISKS

Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

D.       DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

10.      TEMPORARY DEFENSIVE POSITION

Each Fund may invest in prime quality money market instruments, pending investment of cash balances. Each Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which each Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

11.      CORE AND GATEWAY(R)

Each Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to a Fund's shareholders. The Board will not convert a Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

For purposes of all investment policies of each Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of a Fund may be changed by the Board without shareholder approval.

1.       FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations, that cannot be changed by the Board without shareholder approval. Each Fund may not:

A.       BORROWING MONEY

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

B.       CONCENTRATION

Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

C.       DIVERSIFICATION

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

D.       UNDERWRITING ACTIVITIES

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

E.       MAKING LOANS

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

F.       PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

G.       PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

H.       ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act.

2.       NON-FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. Each Fund may not:

A.       SECURITIES OF INVESTMENT COMPANIES

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

B.       SHORT SALES

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

C.       ILLIQUID SECURITIES

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

D.       PURCHASES ON MARGIN

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

E.       BORROWING

Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.

F.       OPTIONS AND FUTURES CONTRACTS

Invest in options contracts regulated by the CFTC except for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC; and (2) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

A Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called "short positions"); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets; and (3) will not buy call options with a value exceeding 5% of the Fund's total assets.

G.       EXERCISING CONTROL OF ISSUERS

Make investments for the purpose of exercising control of an issuer. Investments by a Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

H.       CONCENTRATION

Purchase a security if, as a result, more than 25% of a Fund's total assets would be invested in securities of foreign governments. The investment by a Fund in issuers domiciled in the same jurisdiction is not a violation of the Fund's fundamental or non-fundamental concentration policies unless the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry.

PERFORMANCE DATA AND ADVERTISING
--------------------------------------------------------------------------------

1.       PERFORMANCE DATA

A Fund may quote  performance  in  various  ways.  All  performance  information
supplied  in  advertising,  sales  literature,   shareholder  reports  or  other
materials is historical and is not intended to indicate future returns.

A Fund class may compare any of its performance information with:

     o Data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., iMoneyNet, Inc. (IBC Financial Data, Inc.), CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

     o    The performance of other mutual funds.

     o The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Morgan Stanley Capital International - Europe, Australasia and Far East Index, the Dow Jones Industrial Average, the Salomon Smith Barney Indices, the Lehman Bond Indices, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph or similar illustration.

Indices are not used in the management of a Fund but rather are standards by which the Fund's Adviser and shareholders may compare the performance of a Fund class to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund class.

A Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

The performance of a Fund class thereof will fluctuate in response to market conditions and other factors.

2.       PERFORMANCE CALCULATIONS

The performance of a Fund class may be quoted in terms of or total return. Tables 1 through 3 in Appendix C includes performance information for each Fund class.

3.       TOTAL RETURN CALCULATIONS

The total return of a Fund class shows that Fund class' overall change in value, including changes in share price, and assumes all of the Fund's distributions are reinvested.

Total return figures are based on amounts invested in a Fund class thereof net of sales charges that may be paid by an investors. A computation of total return that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges.

A.       AVERAGE ANNUAL TOTAL RETURN

Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total return, each Fund class: (1)
determines the growth or decline in value of a hypothetical historical investment in the Fund class over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund class.

Average annual total return before taxes on distributions and/or the sale of shares of a Fund class is calculated according to the following formula:

         P(1+T)n = ERV

         Where:
                  P   = a hypothetical initial payment of $1,000
                  T   = average annual total return
                  n   = number of years
                  ERV = ending redeemable  value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

Average annual total return, after taxes on distributions, but before taxes on the sale of shares of a Fund class, is calculated according to the following formula:

         P (1 + T)n  =  ATV[D]

         Where:
                  P      =  hypothetical initial payment of $1,000;
                  T      =  average annual total return (after taxes on
                            distributions);
                  n      =  period covered by the computation, expressed in
                            years.
                  ATV[D] =  ending  value  of a  hypothetical  $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period
                            (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

Each Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of each distribution will be as specified by a Fund on the dividend declaration date, unless adjusted to reflect subsequent re-characterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. Note that the required tax rates may vary over the measurement period.

Average annual total return, after taxes on distributions and sale of shares of a Fund class, is calculated according to the following formula:

         P (1 + T)n  =  ATV[DR]

         Where:
                  P       = hypothetical initial payment of $1,000;
                  T       = average annual total return (after taxes on
                            distributions and  sale  of  Fund  shares);
                  n       = period  covered  by  the computation,  expressed in
                            years.
                  ATV[DR] = ending value of a hypothetical  $1,000  payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and sale of Fund shares.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and for shares acquired through reinvested dividends. A Fund class does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

A Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. A Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Because average annual total returns tend to smooth out variations in a Fund class' returns, shareholders should recognize that they are not the same as actual year-by-year results.

B.       OTHER MEASURES OF TOTAL RETURN

Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods. For instance, a Fund class may quote unaveraged or cumulative total returns, which reflect the Fund class' performance over a stated period of time. Moreover, total returns may be stated in their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking into consideration a fund's front-end sales charge or contingent deferred sales charges.

Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT       =        period total return
                  The other definitions are the same as in average annual total return above

4.       OTHER MATTERS

A Fund may also include a variety of information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's investment adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in a Fund class over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the NAV, net assets or number of shareholders of the Fund or a Fund class as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of a Fund class' performance.

A Fund may advertise information regarding the effects of systematic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in a Fund class at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                         SYSTEMATIC                                SHARE                                 SHARES
       PERIOD            INVESTMENT                                PRICE                                PURCHASED
         1                  $100                                    $10                                   10.00
         2                  $100                                    $12                                   8.33
         3                  $100                                    $15                                   6.67
         4                  $100                                    $20                                   5.00
         5                  $100                                    $18                                   5.56
         6                  $100                                    $16                                   6.25
                      ------------------                     ------------------                     ------------------
     Total Invested:        $600             Average Price:       $15.17             Total Shares:        41.81

In connection with its advertisements, a Fund may provide "shareholder's letters" which serve to provide shareholders or investors with an introduction into the Fund's, the Trust's or any of the Trust's service providers' policies or business practices.

MANAGEMENT
--------------------------------------------------------------------------------

1.       TRUSTEES AND OFFICERS

The Trustees and officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Adviser or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The names of the Trustees and officers of the Trust, their position with the Trust, address, length of service to the Trust, date of birth and principal occupations during the past five years are set forth below. The table also includes information concerning the number of portfolios overseen by each Trustee within the same fund complex, which includes three other investment companies for which Forum Financial Group, LLC provides services, as well as information regarding other trusteeships/directorships held by each Trustee.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE    TIME                  PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST      SERVED2                                         TRUSTEE
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
INTERESTED TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
John Y. Keffer1             Chairman    1989-       Member and Director, Forum        26             Chairman/
Born:  July 15, 1942        President   Present     Financial Group, LLC (a mutual                   President,
Two Portland Square                                 fund services holding company)                   Monarch Funds
Portland, ME 04101
                                                    Director, various affiliates of
                                                    Forum Financial Group, LLC
                                                    including Forum Fund Services,
                                                    LLC (Trust's underwriter)

                                                    Chairman/President of two other
                                                    investment companies within the
                                                    fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

(1) John Y. Keffer indirectly controls the entities that provide administration, distribution, fund accounting, transfer agency and custodial services to the Trust. Mr. Keffer also indirectly controls Forum Investment Advisors, LLC, the investment adviser to certain Trust series.

(2) Each Trustee and Officer holds office until he or she resigns, is removed or a successor is elected and qualified.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE    TIME                  PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST      SERVED2                                         TRUSTEE
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
DISINTERESTED TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Costas Azariadis            Trustee     1989-       Professor of Economics,           24             None
Born:  February 15,                     Present     University of California-Los
1943                                                Angeles
Department of
Economics                                           Visiting Professor of
University of                                       Economics, Athens University of
California                                          Economics and Business 1998 -
Los Angeles, CA                                     1999
90024
                                                    Trustee of one other investment
                                                    company within the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
James C. Cheng              Trustee     1989-       President, Technology Marketing   24             None
Born:  July 26, 1942                    Present     Associates
27 Temple Street                                    (marketing company for small
Belmont, MA 02718                                   and medium sized businesses in
                                                    New England)

                                                    Trustee of one other investment
                                                    company within the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
J. Michael Parish           Trustee     1989-       Retired since September 2003      24             None
Born:  November 9,                      Present
1943                                                Partner, Wolfe, Block, Schorr
250 Park Avenue                                     and Solis-Cohen LLP (law firm)
New York, NY 10177                                  2002 - 2003

                                                    Partner, Thelen Reid & Priest
                                                    LLP (law firm) from 1995 - 2002

                                                    Trustee of one other investment
                                                    company within the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

(2) Each Trustee and Officer holds office until he or she resigns, is removed or a successor is elected and qualified.


                                       15


--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE    TIME                  PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST      SERVED2                                         TRUSTEE
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
         OFFICERS
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
David I.Goldstein           President   2003-       Director of Business              N/A            N/A
Born:  August 3,                        Present     Development, Forum Financial
Two Portland Square                                 Group, LLC since 2000
Portland, ME 04101
                                                    Managing Director and
                                                    GeneralCounsel, Forum Financial
                                                    Group, LLC from 1991 to 2000

                                                    Secretary of Forum Financial
                                                    Group, LLC and its various
                                                    affiliates including Forum Fund
                                                    Services, LLC

                                                    President/Assistant Secretary
                                                    of  one   other   investment
                                                    company   within   the  fund
                                                    complex Officer of one other
                                                    investment company for which
                                                    the Forum Financial Group of
                                                    companies provides services
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Beth P. Hanson              Vice        2003-       Senior Manager, Relationship      N/A            N/A
Born:  July 15, 1966        President/  Present     Management Department and
Two Portland Square         Assistant               various other positions prior
Portland, Maine  04101      Secretary               thereto, Forum Financial Group,
                                                    LLC since 1995

                                                    Vice-President/Assistant
                                                    Secretary of one other
                                                    investment company within the
                                                    fund complex

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Stacey E. Hong              Treasurer   2002-       Director, Forum Accounting        N/A            N/A
Born:  May 10, 1966                     Present     Services, LLC since 1992
Two Portland Square
Portland, ME 04101                                  Treasurer of three other
                                                    investment companies within the
                                                    fund complex

                                                    Officer of five other
                                                    investment companies for which
                                                    the Forum Financial Group of
                                                    companies provides services
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

(2) Each Trustee and Officer holds office until he or she resigns, is removed or a successor is elected and qualified.


                                       16


--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Leslie K. Klenk             Secretary   1998-       Counsel, Forum Financial Group,   N/A            N/A
Born:  August 24, 1964                  Present     LLC since 1998
Two Portland Square
Portland, ME 04101                                  Secretary of one other
                                                    investment company within the
                                                    fund complex

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

(2) Each Trustee and Officer holds office until he or she resigns, is removed or a successor is elected and qualified.

2.       TRUSTEE OWNERSHIP IN EACH FUND AND FAMILY OF INVESTMENT COMPANIES

------------------------------------- ----------------------------------------- --------------------------------------
                                                                                 AGGREGATE DOLLAR RANGE OF OWNERSHIP
                                                                                AS OF DECEMBER 31, 2002 IN ALL FUNDS
                                      DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN      OVERSEEN BY TRUSTEE IN THE SAME
                                          THE FUND AS OF DECEMBER 31, 2002         FAMILY OF INVESTMENT COMPANIES
              TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
INTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
John Y. Keffer                                          None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
DISINTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
Costas Azariadis                                        None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
James C. Cheng                                          None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
J. Michael Parish None None
------------------------------------- ----------------------------------------- --------------------------------------

3.       OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2002, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

4.       INFORMATION CONCERNING TRUST COMMITTEES

A.       AUDIT COMMITTEE

The Trust's Audit Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope, and result of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended May 31, 2003, the Audit Committee met three times.

B.       NOMINATING COMMITTEE

The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Disinterest Trustees recommended by security holders. During the fiscal year May 31, 2003, the Nominating Committee did not meet.

C.       VALUATION COMMITTEE

The Trust's Valuation Committee, which meets when necessary, consists of all of the Trust's Trustees, any two officers of the Trust, and a senior representative of the Trust's investment adviser for the Trust's series requiring valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The

Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended May 31, 2003, the Valuation Committee met seven times.

5.       COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee of the Trust is paid a quarterly retainer fee of $1,500 for his service to the Trust. In addition, each Trustee will be paid a fee of $750 for each Board meeting attended (whether in person or by electronic communication). Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for his service as Trustee of the Trust. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund's and the Fund Complex which includes all series of the Trust and three other investment companies for which Forum Financial Group, LLC provides services for the fiscal year ended May 31, 2003.

.......................... ...................... ...................... ...................... ......................
                                                                                                       TOTAL
                                                                                                   COMPENSATION
                              COMPENSATION                                                        FROM TRUST AND
        TRUSTEE                 FROM FUND              BENEFITS              RETIREMENT            FUND COMPLEX
.......................... ...................... ...................... ...................... ......................
John Y. Keffer                     $0.00                  $0                     $0                      $0.00
.......................... ...................... ...................... ...................... ......................
Costas Azariadis                 $920.00                  $0                     $0                  $9,000.00
.......................... ...................... ...................... ...................... ......................
James C. Cheng                   $920.00                  $0                     $0                  $9,000.00
.......................... ...................... ...................... ...................... ......................
J. Michael Parish                $920.00                  $0                     $0                  $9,000.00

6.       INVESTMENT ADVISER

A.       SERVICES OF ADVISER

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing a Fund's investments and effecting portfolio transactions for the Fund.

B.  OWNERSHIP  OF ADVISER

The Adviser is a fully owned subsidiary of Brown Investment Advisory & Trust Company ("Brown"), a trust company operating under the laws of Maryland. Brown is a fully owned subsidiary of Brown Capital Holdings Incorporate, a holding company incorporated under the laws of Maryland in 1998.

C.       FEES

The Adviser's fee is calculated as a percentage of a Fund's average net assets. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month. The Adviser receives an advisory fee at an annual rate of 1.00% of the average daily net assets of Brown Advisory Small-Cap Growth Fund and 0.75% of the average daily net assets of Brown Advisory Growth Equity Fund. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to the extent that total annual fund operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of the Brown Advisory Small-Cap Growth Fund's Institutional Shares, A Shares and B Shares exceed 1.25%, 1.50% and 2.00%, respectively, of that class' average daily net assets through May 31, 2004. In addition, the Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to the extent that total annual fund operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of the Brown Advisory Growth Equity Fund's Institutional and A Shares exceed 1.00% and 1.25%, respectively, of that class' average daily net assets through May 31, 2004. For the fiscal year ended May 31, 2003, the Adviser received 1.00% with respect to Brown Advisory Small-Cap Growth Fund and received 0.21% with respect Brown Advisory Growth Equity Fund.

In addition to receiving its advisory fee from each Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in a Fund. If you have a separately managed account with the Adviser with assets invested in a Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees paid by each Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years.

OTHER PROVISIONS OF ADVISORY AGREEMENT

The Advisory Agreement remains in effect for a period of one year from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

D.       ADVISORY AGREEMENT APPROVAL

In approving the continuation of the Advisory Agreement with respect to each Fund, the Board, including the Disinterested Trustees, carefully considered the nature and quality of services provided to each Fund, including information provided by the Adviser regarding its personnel servicing each Fund. The Board, including the Disinterested Trustees, also considered certain information regarding the Adviser's compliance with applicable rules and regulations over the past year, including the results of an examination by the SEC and the Adviser's response to the SEC's examination report. The materials from the Adviser presented to the Board provided, among other things, that no material compliance issues with respect to investment policy matters overseen by the Adviser's Trust and Investment Committee or with respect to the Adviser's Code of Ethics had occurred since the Board's last consideration of the Agreement. The Board was informed that the Adviser did not experience any material code of ethics, compliance violations or regulatory problems since the last Advisory Approval.

The Board also considered the Adviser's compensation and profitability for providing advisory services to the Fund and analyzed comparative information on fees, expenses, and performance of similar mutual funds noting, among other things, that the actual advisory fees and actual total expense ratios for both Funds were either at the median or well within the range of such fees for the respective comparative universe of funds set forth in the comparative data.

The Board reviewed the nature and extent of benefits that the Adviser received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for each Fund and the Adviser's trading policies and average commissions per trade charged to each Fund. In addition, the Board was informed that the Adviser was financially able to provide advisory services to the Funds.

After requesting and reviewing such information, as it deemed necessary, the Board concluded that the continuance of the Advisory Agreement was in the best interests of the Funds and its shareholders.

4.       DISTRIBUTOR

A.       SERVICES AND COMPENSATION OF DISTRIBUTOR

FFS, the distributor (also known as principal underwriter) of the shares of each Fund is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

FFS, FAdS, FAcS and FSS are each controlled indirectly by Forum Financial Group, LLC, which is controlled by John Y. Keffer.

Under a distribution agreement with the Trust (the "Distribution Agreement"), FFS acts as the agent of the Trust in connection with the offering of shares of each Fund. FFS continually distributes shares of each Fund on a best efforts basis. FFS has no obligation to sell any specific quantity of Fund shares.

FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of each Fund.

FFS may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of each Fund. These financial institutions may charge a fee for their services and may receive shareholder service fees even though shares of a Fund are sold without a sales charge. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund. Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of a Fund in this manner should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

Pursuant to the Distribution Agreement, FFS receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of each Fund's A Shares. Table 2 in Appendix B shows the aggregate sales charges paid to FFS, the amount of sales charge reallowed by FFS, and the amount of sales charge retained by FFS. The data are for the past three years (or shorter depending on the Fund's commencement of operations).

B.       OTHER PROVISIONS OF THE DISTRIBUTION AGREEMENT

The Distribution Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Distribution Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders, or by a majority vote of the Board, or by FFS on 60 days' written notice to the Trust.

Under the Distribution Agreement, FFS is not liable to the Trust or the Trust's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Distribution Agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify FFS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FFS in connection with the preparation of the Registration Statement.

C. DISTRIBUTION PLAN - A AND B SHARES OF BROWN ADVISORY SMALL-CAP GROWTH FUND AND A SHARES OF BROWN ADVISORY GROWTH EQUITY FUND

In accordance with Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan (the "Plan") for A Shares and B Shares of Brown Advisory Small-Cap Growth Fund and A Shares of Brown Advisory Growth Equity Fund which provides for payment to FFS of a Rule 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of A Shares and up to 0.75% of B Shares as compensation for FFS's services as distributor.

The Plan provides that FFS may incur expenses for activities including, but not limited to, (1) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expense for services in connection with the distribution of shares; (2) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer of institution receiving such fees; (3) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (4) the costs of preparing, printing and distributing sales literature and advertising materials used by FFS or others in connection with the offering of A Shares and B Shares of Brown Advisory Small - Cap Growth Fund and A Shares of Brown Advisory Growth Equity Fund.

The Plan provides that all written agreements relating to the Plan must be approved by the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan ("Qualified Trustees"). In addition, the Plan requires the Trust and Forum to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made. The Plan obligates the Fund to compensate FFS for its services and not to reimburse it for expenses incurred.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Qualified Trustees. The Plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Qualified Trustees. The Plan may be terminated with respect to a Fund class at any time by the Board, by a majority of the Qualified Trustees or by that class' shareholders.

Table 3 in Appendix B shows the dollar amount of fees paid by each Fund to FFS or its agents, the amount of fees waived by FFS or its agents and the actual fees received by FFS and its agents under the Plan.

5.       OTHER FUND SERVICE PROVIDERS

A.       ADMINISTRATOR

As administrator, pursuant to an administration agreement with the Trust (the "Administration Agreement"), FAdS is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

As of June 1, 2003, for its services, FAdS receives a fee from each Fund at an annual rate of 0.09% until such time as the assets of all Trust series advised by the Adviser equal or exceed an amount equal to $50 million times the number of series in the Trust advised by the Adviser, and thereafter at an annual rate of 0.065%. There is a annual minimum charge of $40,000. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month. Prior to June 1, 2003, FAdS received a fee from each Fund at an annual rate of 0.10% of the first $100 million of the Fund's average daily net assets and 0.075% of the Fund's average daily net assets in excess of $100 million, subject to a minimum fee of $40,000.

The Administration Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Administration Agreement is terminable without penalty by the Trust or by FAdS with respect to a Fund on 60 days' written notice to the Trust.

Under the Administration Agreement, FAdS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, FAdS and certain related parties (such as FAdS's officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 4 in Appendix B shows the dollar amount of the fees paid by each Fund to FAdS, the amount of the fee waived by FAdS, and the actual fees received by FAdS. The data is for the past three fiscal years.

B.       FUND ACCOUNTANT

As fund accountant, pursuant to an agreement with the Trust (the "Accounting Agreement"), FAcS provides fund accounting services to each Fund. These services include calculating the NAV of each Fund and preparing the Fund's financial statements and tax returns.

For its services, FAcS receives a fee from each Fund at an annual rate of $36,000, $12,000 for each class above one and certain surcharges based upon the Fund's asset level as well as the number and type of the Fund's portfolio transactions and positions. Each Fund also pays FAcS a yearly fee of $3,000 for tax preparation services. The fees paid to FAcS are accrued daily by each Fund and is paid monthly based, in part, on transactions and positions for the previous month.

The Accounting Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Accounting Agreement is terminable without penalty by the Trust or by FAcS with respect to a Fund on 60 days' written notice.

Under the Accounting Agreement, FAcS is not liable for any action or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, FAcS and certain related parties (such as FAcS's officers and persons who control FAcS) are indemnified by the Trust against any and all claims and expenses related to FAcS's actions or omissions that are consistent with FAcS's contractual standard of care.

Under the Accounting Agreement, in calculating a Fund's NAV, FAcS is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $10.00. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and each Fund.

Table 5 in Appendix B shows the dollar amount of the fees paid by each Fund to FAcS, the amount of the fee waived by FAcS, and the actual fees received by FAcS. The data is for the past three fiscal years.

C.       TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to an agreement with the Trust ("Transfer Agency Agreement"), FSS maintains an account for each shareholder of record of a Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. FSS is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, FSS receives a fee from each Fund at an annual rate of $18,000 plus $12,000 per month for each additional class above one. Each Fund also pays FSS an annual per account fee of $25 per open shareholder account and $5 per closed shareholder account. The fees paid to FSS are accrued daily by each Fund and paid monthly.

The Transfer Agency Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Transfer Agency Agreement is terminable without penalty by the Trust or by FFS with respect to a Fund on 60 days' written notice.

Under the Transfer Agency Agreement, FSS is not liable for any act in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement. Under the agreement, FSS and certain related parties (such as FSS's officers and persons who control FSS) are indemnified by the Trust against any and all claims and expenses related to FSS's actions or omissions that are consistent with FSS's contractual standard of care.

Table 6 in Appendix B shows the dollar amount of the fees paid by each Fund to FSS, the amount of the fee waived by FSS, and the actual fees received by FSS. The data is for the past three fiscal years.

SHAREHOLDER SERVICING AGENT - B SHARES OF BROWN ADVISORY SMALL-CAP GROWTH FUND. Pursuant to a Shareholder Service Plan (the "Plan") between the Trust and FAdS, FAdS is authorized to perform, or arrange for the performance of, certain activities relating to the servicing and maintenance of shareholder accounts not otherwise provided by FSS ("Shareholder Servicing Activities") with respect to B Shares of Brown Advisory Small - Cap Growth Fund. Under the Plan, FAdS may enter into shareholder service agreements with financial institutions or other persons who provide Shareholder Servicing Activities for their clients invested in a Fund.

Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records for shareholders of a Fund;
(2) answering client inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services; (3) providing necessary personnel and facilities to establish and maintain client accounts and records; (4) assisting clients in arranging for processing purchase, exchange and redemption transactions; (5) arranging for the wiring of funds; (6) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (7) integrating periodic statements with other shareholder transactions; and (8) providing such other related services as the shareholder may request.

As compensation for the Shareholder Servicing Activities, the Trust pays the shareholder servicing agent, through FAdS, with respect to Brown Advisory Small-Cap Growth Fund a fee of up to 0.25% of the average daily net assets of B Shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Any material amendment to the Plan must be approved by the Board, including a majority of the Disinterested Trustees. The Plan may be terminated without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Trustees who are not parties to the Plan or interested persons of any such party; or (2) by FAdS.

CUSTODIAN. As custodian, pursuant to an agreement with the Trust, Brown Investment Advisory & Trust Company safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231.

For its services, the Custodian receives an annualized percentage of the average daily net assets of the Fund as follows:

-------------------------  -----------------
        ASSETS UNDER         ANNUAL ASSET
           CUSTODY                FEE
-------------------------  -----------------
       $0 - 1 Billion           0.010%
-------------------------  -----------------
       $1 - 2 Billion           0.075%
-------------------------  -----------------
       $2 - 6 Billion           0.050%
-------------------------  -----------------
         $6 Billion             0.025%
-------------------------  -----------------

The Fund also pays an annual maintenance fee of $3,600 as well as certain other transaction fees and out-of-pocket expenses. These fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month.

LEGAL COUNSEL. Seward & Kissel LLP, 1200 G Street, N.W., Washington, D.C. 20005 passes upon legal matters in connection with the issuance of shares of the Trust.

INDEPENDENT AUDITORS. Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts, 02116-5022, independent auditors, have been selected as independent auditors for each Fund. The auditor audits the annual financial statements of each Fund and provides each Fund with an audit opinion. The auditors also review certain regulatory filings of each Fund and the Funds' tax returns.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

1.       HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom a Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2.       COMMISSIONS PAID

Table 7 in Appendix B shows the aggregate brokerage commissions paid by each Fund as well as aggregate commissions paid to an affiliate of the Fund or the Adviser. The data presented are for the past three fiscal years.

3.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. Neither Fund has any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for a Fund is prompt execution of orders in an effective manner and at the most favorable price available.

4.       CHOOSING BROKER-DEALERS

A Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund; and (2) payments made by brokers effecting transactions for a Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay).

5.       OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than a Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The nature of the services obtained for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal data bases.

Occasionally, the Adviser utilizes a broker and pays a slightly higher commission than another might charge. The higher commission is paid because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's clients and each Fund's investors.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

6.       COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to each Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

7.       TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

8.       OTHER ACCOUNTS OF THE ADVISER

Investment decisions for a Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

9.       PORTFOLIO TURNOVER

The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

10.      SECURITIES OF REGULAR BROKER-DEALERS

From time to time, a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during a Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of a Fund during the Fund's last fiscal year; or (3) sold the largest amount of a Fund's shares during the Fund's last fiscal year.

Table 8 in Appendix B lists the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of the Funds' holdings at those securities as of the Funds' most recent fiscal year.

PURCHASE AND REDEMPTION INFORMATION
--------------------------------------------------------------------------------

1.       GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at FSS's offices located at Two Portland Square, Portland, Maine 04101.

Each Fund class accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

2.       ADDITIONAL PURCHASE INFORMATION

Shares of each Fund class are sold on a continuous basis by the distributor at net asset value ("NAV") plus any applicable sales charge. Accordingly, the offering price per share of a Fund class may be higher than the Fund class' NAV.

Each Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

3.       IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

4.       UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a matter indicating custodial capacity.

5.       PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to a Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your financial institution for further information. If you hold shares through a financial institution, each Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. A Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of a Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

6.       ADDITIONAL REDEMPTION INFORMATION

You may redeem shares of a Fund class at NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of a Fund class may be lower than the Fund class' NAV. A Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

7.       SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

8.       REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, a Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

9.       NAV DETERMINATION

In determining a Fund class' NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

10.      DISTRIBUTIONS

Distributions of net investment income will be reinvested at a Fund class' NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at a Fund class' NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

11.      INITIAL SALES CHARGES (A SHARES ONLY)

A.       REDUCED SALES CHARGES

You may qualify for a reduced sales charge on purchases of each Fund's A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). If you qualify under the ROA, the sales charge you pay is based on the total of your current purchase and the net asset value (at the end of the previous fund business day) of shares that you already hold in a Fund's A Shares or A Shares of other Trust series managed by the Adviser. To qualify for ROA on a purchase, you must inform FSS and supply sufficient information to verify that each purchase qualifies for the privilege or discount. You may also enter into an LOI, which expresses your intent to invest $100,000 or more in a Fund's A Shares within a period of 13 months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay a Fund's A Shares an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction.

B.       ELIMINATION OF INITIAL SALES CHARGES

No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:

     o A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC

     o Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee

     o Trustees and officers of the Trust; directors, officers and full-time employees of the Adviser, the distributor, any of their affiliates or any organization with which the distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative

     o Any person who has, within the preceding 90 days, redeemed Fund shares and completes a reinstatement form upon investment (but only on purchases in amounts not exceeding the redeemed amounts)

     o Any person who exchanges into the Fund from another Trust series or other mutual fund that participates in the Trust's exchange program established for the Fund

The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem A Shares without a sales charge. Any shares so purchased may not be resold except to the applicable Fund.

12.       CONTINGENT DEFERRED SALES CHARGE (B SHARES ONLY)

With respect to the Fund's B Shares, certain redemptions are not subject to a contingent deferred sales charge. No such charge is imposed on: (1) redemptions of shares acquired through the reinvestment of dividends and distributions; (2) involuntary redemptions by the Fund of shareholder accounts with low account balances; (3) redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability; (4) redemptions to effect a distribution (other than a lump sum distribution) from a qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code in connection with loan, hardship withdrawals, death, disability, retirement, change of employment, or an excess contribution; and (5) required distributions from an IRA or other retirement account after the accountholder reaches the age of 70 1/2. For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code. Under that provision, a person is considered disabled if the person is unable to engage in any gainful substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

TAXATION
--------------------------------------------------------------------------------

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key federal income tax considerations affecting each Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of a Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

1.       QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

The tax year end of each Fund is May 31 (the same as the Fund's fiscal year end).

2.       MEANING OF QUALIFICATION

As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company a Fund must satisfy the following requirements:

o The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

3.       FAILURE TO QUALIFY

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of a Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

4.       FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but a Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose NAV at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

5.       CERTAIN TAX RULES APPLICABLE TO THE FUNDS' TRANSACTIONS

For federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by a Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by a Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. Each Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 contracts.

6.       FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of a Fund's income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, each Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. A Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

7.       SALE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

8.       BACKUP WITHHOLDING

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 30% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide its correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

9.       FOREIGN SHAREHOLDERS

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of ordinary income (and short-term capital gains) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of a Fund and distributions of net capital gain from a Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, a Fund may be required to withhold U.S. federal income tax at a rate of 30% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to distributions from a Fund can differ from the U.S. federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in a Fund.

10.      STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income taxation rules described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in a Fund.

11.      FOREIGN INCOME TAX

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle each Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries cannot be determined.

OTHER MATTERS
--------------------------------------------------------------------------------

1.       THE TRUST AND ITS SHAREHOLDERS

A.       GENERAL INFORMATION

Forum Funds was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Austin Global Equity Fund                  Investors Bond Fund
Brown Advisory Growth Equity Fund(1)       Maine TaxSaver Bond Fund
Brown Advisory Intermediate Bond Fund(1)   Mastrapasqua Growth Value Fund
Brown Advisory International Fund(1)       New Hampshire TaxSaver Bond Fund
Brown Advisory Maryland Bond Fund(1)       Payson Total Return Fund
Brown Advisory Small-Cap Growth Fund(2)    Payson Value Fund
Brown Advisory Small-Cap Value Fund        Polaris Global Value Fund
DF Dent Premier Growth Fund                TaxSaver Bond Fund

(1) The Trust offers shares of beneficial interPercentagemofrFundShares Owned Percentage of Class Owned an institutional and A share class of this seriesOwned
(2) The Trust offers shares of beneficial interest in an institutional, A and B share class of this series.
(3) The Trust offers shares of beneficial interest in an intermediary, A, B and C share classes of this series

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and each Fund will continue indefinitely until terminated.

B.       SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will effect the performance of the Fund or class. For more information on any other Fund or class of the Trust, investors may contact FSS.

C.       SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

D.       TERMINATION  OR  REORGANIZATION  OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

E.       FUND OWNERSHIP

As of September 2, 2003, the percentage of shares of each Fund and Fund class owned by all officers and trustees of the Trust as a group was as follows. To the extent officers and trustees own less than 1% of the shares of each Fund or each Fund class, the table reflects "N/A" for not applicable.


BROWN ADVISORY SMALL - CAP GROWTH                 NUMBER OF SHARES      PERCENTAGE OF          PERCENTAGE OF
FUND                                              OWNED                 CLASS OWNED            FUND OWNED
------------------------------------------------- --------------------- ---------------------- ----------------------
Institutional Shares                              N/A                   N/A                    N/A
------------------------------------------------- --------------------- ---------------------- ----------------------
A Shares                                          N/A                   N/A                    N/A
------------------------------------------------- --------------------- ---------------------- ----------------------
B Shares                                          N/A                   N/A                    N/A
------------------------------------------------- --------------------- ---------------------- ----------------------
BROWN ADVISORY GROWTH EQUITY FUND                 NUMBER OF SHARES      PERCENTAGE OF CLASS    PERCENTAGE OF FUND
                                                  OWNED                 OWNED                  OWNED
------------------------------------------------- --------------------- ---------------------- ----------------------
Institutional Shares                              N/A                   N/A                    N/A
------------------------------------------------- --------------------- ---------------------- ----------------------
A Shares                                          N/A                   N/A                    N/A
------------------------------------------------- --------------------- ---------------------- ----------------------

Also as of that date, certain shareholders of record owned 5% or more of the shares of a Fund. Shareholders known by a Fund to own beneficially 5% of a class of shares of the Fund are listed in Table 9 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of September 2, 2003, the following shareholders may be deemed to control each Fund. "Control" for this purpose is the ownership of 25% or more of a Fund's voting securities.

CONTROLLING PERSON INFORMATION

------------------------------------------------- --------------------- ---------------------- ----------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND                NUMBER OF SHARES     PERCENTAGE OF CLASS    PERCENTAGE OF FUND
                                                         OWNED                  OWNED                  OWNED
------------------------------------------------- --------------------- ---------------------- ----------------------
Institutional Shares
------------------------------------------------- --------------------- ---------------------- ----------------------
Brown Investment Advisory and Trust Company          11,546,322.312            90.84%                 91.79%
901 South Bond Street
Suite #400
Baltimore, MD 21231
------------------------------------------------- --------------------- ---------------------- ----------------------
A Shares
------------------------------------------------- --------------------- ---------------------- ----------------------
None
------------------------------------------------- --------------------- ---------------------- ----------------------
B Shares
------------------------------------------------- --------------------- ---------------------- ----------------------
None
------------------------------------------------- --------------------- ---------------------- ----------------------

------------------------------------------------- --------------------- ---------------------- ----------------------
BROWN ADVISORY GROWTH EQUITY FUND                   NUMBER OF SHARES     PERCENTAGE OF CLASS    PERCENTAGE OF FUND
                                                         OWNED                  OWNED                  OWNED
------------------------------------------------- --------------------- ---------------------- ----------------------
Institutional Shares
------------------------------------------------- --------------------- ---------------------- ----------------------
Brown Investment Advisory and Trust Company          4,644,968.593             94.28%                 93.65%
901 South Bond Street
Suite #400
Baltimore, MD 21231
------------------------------------------------- --------------------- ---------------------- ----------------------
A Shares
------------------------------------------------- --------------------- ---------------------- ----------------------
None
------------------------------------------------- --------------------- ---------------------- ----------------------

F.       LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. FAdS believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

G.       CODE OF ETHICS

The Trust, the Adviser and FFS have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Funds and personnel of the Trust, the Adviser and FFS. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Funds, subject to certain limitations.

H.       PROXY VOTING PROCEDURES

A copy of the Trust's proxy voting procedures and those of the Adviser adopted on behalf of the Funds are included in Appendix D. Information regarding how each Fund voted proxies relating to its respective portfolio securities during the twelve-month period ended June 30, 2004 will be available (1) without charge, upon request, by contacting FSS at (800) 540-6807 or (207) 879-0001 and
(2) on the SEC's website at http://www.sec.gov.

2.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

3.       FINANCIAL STATEMENTS

The financial statements of each of Brown Advisory Small-Cap Growth Fund and Brown Advisory Growth Equity Fund for the fiscal year ended May 31, 2003, which are included in the Funds' Annual Report to shareholders, are incorporated herein by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent auditors' reports.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE

         Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S & P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA       An obligation rated AA differs from the highest-rated  obligations only
         in  small  degree.   The  obligor's  capacity  to  meet  its  financial
         commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
         Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH

         INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

PREFERRED STOCK

MOODY'S

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S & P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB
B,CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C        A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in well-established industries.
     o    High rates of return on funds employed.
     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

S & P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

TABLE 1 - INVESTMENT ADVISORY FEES

The following tables show the dollar amount of fees paid to the Adviser with respect to each Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser.

BROWN ADVISORY SMALL-CAP GROWTH FUND             ADVISORY FEE             ADVISORY FEE            ADVISORY FEE
                                                     PAID                    WAIVED                 RETAINED
  Year Ended May 31, 2003                          $1,088,555                    $0                $1,088,555
  Year Ended May 31, 2002                          $1,254,288                    $0                $1,254,288
  Year Ended May 31, 2001                            $979,622                $2,819                  $976,803

BROWN ADVISORY GROWTH EQUITY FUND                ADVISORY FEE             ADVISORY FEE            ADVISORY FEE
                                                     PAID                    WAIVED                 RETAINED
  Year Ended May 31, 2003                            $231,067              $164,707                   $66,360
  Year Ended May 31, 2002                            $278,631              $278,631                        $0
  Year Ended May 31, 2001                            $262,571              $160,867                  $101,704

TABLE 2 - FRONT-END  SALES  CHARGES (A SHARES)  AND  BACK-END  SALES  CHARGES (B
          SHARES)

The following table shows the dollar amount of aggregate sales charge paid to FFS, the amount retained, and the amount reallowed to financial institutions in connection with purchases of each Fund's A and B Shares.

BROWN ADVISORY SMALL-CAP GROWTH FUND            AGGREGATE SALES              AMOUNT                  AMOUNT
                                                    CHARGE                  RETAINED                REALLOWED
   A Shares
   September 20, 2002 to May 31, 2003               $38,249                  $3,017                  $35,232
   B Shares
   September 20, 2002 to May 31, 2003               $2,392                   $2,320                    $72

BROWN ADVISORY GROWTH EQUITY FUND               AGGREGATE SALES              AMOUNT                  AMOUNT
                                                    CHARGE                  RETAINED                REALLOWED
   A Shares
   May 5, 2003 to May 31, 2003                        $0                       $0                      $0
   B Shares
   May 5, 2003 to May 31, 2003                        $0                       $0                      $0

TABLE3 - RULE 12B-1 FEES - A AND B SHARES:  BROWN ADVISORY SMALL-CAP GROWTH FUND
                           A SHARES: BROWN ADVISORY GROWTH EQUITY FUND

The following table shows the dollar amount of fees paid to FFS by a Fund, the amount of fee that was waived by FFS, if any, and the actual fees received by FFS.

BROWN ADVISORY SMALL-CAP GROWTH FUND    FEE        FEE           FEE
                                       PAID       WAIVED      RETAINED
   A Shares                           $33,155       $0         $33,155
   B Shares                           $6,297        $0         $6,297

BROWN ADVISORY GROWTH EQUITY FUND       FEE        FEE           FEE
                                       PAID       WAIVED      RETAINED
   A Shares                             $2          $0           $2

TABLE 4 - ADMINISTRATION FEES

The following tables show the dollar amount of fees paid to FAdS with respect to each Fund, the amount of fee that was waived by FAdS, if any, and the actual fees received by FAdS.

BROWN ADVISORY SMALL-CAP GROWTH FUND            ADMINISTRATION           ADMINISTRATION          ADMINISTRATION
                                                   FEE PAID                FEE WAIVED             FEE RETAINED
  Year Ended May 31, 2003                          $106,382                  $2,853                 $103,529
  Year Ended May 31, 2002                          $118,598                    $0                   $118,598
  Year Ended May 31, 2001                            $97,653                   $0                     $97,653

BROWN ADVISORY GROWTH EQUITY FUND               ADMINISTRATION           ADMINISTRATION          ADMINISTRATION
                                                   FEE PAID                FEE WAIVED             FEE RETAINED
  Year Ended May 31, 2003                           $40,615                  $7,272                  $33,343
  Year Ended May 31, 2002                           $40,000                    $0                    $40,000
  Year Ended May 31, 2001                           $40,000                    $0                    $40,000

TABLE 5 - ACCOUNTING FEES

The following tables show the dollar amount of fees paid to FAcS with respect to each Fund, the amount of fee that was waived by FAcS, if any, and the actual fees received by FAcS.

BROWN ADVISORY SMALL-CAP GROWTH FUND            ACCOUNTING FEE           ACCOUNTING FEE          ACCOUNTING FEE
                                                     PAID                    WAIVED                 RETAINED
  Year Ended May 31, 2003                           $59,768                    $0                    $59,768
  Year Ended May 31, 2002                           $39,000                    $0                    $39,000
  Year Ended May 31, 2001                           $38,900                    $0                    $38,900

BROWN ADVISORY GROWTH EQUITY FUND               ACCOUNTING FEE           ACCOUNTING FEE          ACCOUNTING FEE
                                                     PAID                    WAIVED                 RETAINED
  Year Ended May 31, 2003                           $40,512                    $0                    $40,512
  Year Ended May 31, 2002                           $39,000                    $0                    $39,000
  Year Ended May 31, 2001                           $40,900                    $0                    $40,900

TABLE 6 - TRANSFER AGENCY FEES

The following tables show the dollar amount of fees paid to FSS with respect to each Fund, the amount of fee that was waived by FSS, if any, and the actual fees received by FSS.

BROWN ADVISORY SMALL-CAP GROWTH FUND            TRANSFER AGENCY         TRANSFER AGENCY          TRANSFER AGENCY
                                                   FEE PAID                FEE WAIVED             FEE RETAINED
  Year Ended May 31, 2003                           $93,632                    $0                    $93,632
  Year Ended May 31, 2002                           $21,294                    $0                    $21,294
  Year Ended May 31, 2001                           $20,299                    $0                    $20,299

BROWN ADVISORY GROWTH EQUITY FUND               TRANSFER AGENCY         TRANSFER AGENCY          TRANSFER AGENCY
                                                   FEE PAID                FEE WAIVED             FEE RETAINED
  Year Ended May 31, 2003                           $21,594                    $0                    $21,594
  Year Ended May 31, 2002                           $19,448                    $0                    $19,448
  Year Ended May 31, 2001                           $19,128                    $0                    $19,128

TABLE 7 - COMMISSIONS

The following table shows the aggregate brokerage commissions of Brown Advisory Small-Cap Growth Fund and Brown Advisory Growth Equity Fund. The data is for the past three fiscal years.

                                                                    TOTAL              % OF
                                                                  BROKERAGE          BROKERAGE            % OF
                                                                 COMMISSIONS     COMMISSIONS PAID     TRANSACTIONS
                                                 TOTAL         ($) PAID TO AN          TO AN           EXECUTED BY
                                               BROKERAGE      AFFILIATE OF THE   AFFILIATE OF THE    AN AFFILIATE OF
                                              COMMISSIONS          FUND OR            FUND OR          THE FUND OR
                                                  ($)              ADVISER            ADVISER            ADVISER
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year Ended May 31, 2003                        $186,933              $0                 0%                 0%
Year Ended May 31, 2002                         $47,944              $0                 0%                 0%
Year Ended May 31, 2001                         $15,059              $0                 0%                 0%

BROWN ADVISORY GROWTH EQUITY FUND
Year Ended May 31, 2003                         $53,755              $0                 0%                 0%
Year Ended May 31, 2002                         $24,194              $0                 0%                 0%
Year Ended May 31, 2001                         $73,589              $0                 0%                 0%


The increase in commissions generated by Brown Advisory Small-Cap Growth Fund during the fiscal year ended May 31, 2003 is attributable to an increased cash flow into the Fund over the last fiscal year and the investment of that cash in securities.

TABLE 8 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following tables list the regular brokers and dealers of each Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

BROWN ADVISORY SMALL-CAP GROWTH FUND

REGULAR BROKER OR DEALER                   VALUE HELD
N/A

BROWN ADVISORY GROWTH EQUITY FUND

REGULAR BROKER OR DEALER                   VALUE HELD
Morgan Stanley                              $732,000

TABLE 9 - 5% SHAREHOLDERS

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of September 2, 2003.

BROWN ADVISORY SMALL-CAP GROWTH FUND

NAME AND ADDRESS                          SHARES        % OF CLASS   % OF FUND
Institutional Shares
Brown Investment Advisory and         11,546,322.312       90.84      91.79%
Trust Company
901 South Bond Street
Suite #400
Baltimore, MD 21231
A Shares
None
B Shares
None

BROWN ADVISORY GROWTH EQUITY FUND

NAME AND ADDRESS                          SHARES        % OF CLASS    % OF FUND
Institutional Shares
Brown Investment Advisory and         4,644,968.593        94.28        93.65%
Trust Company
901 South Bond Street
Suite #400
Baltimore, MD 21231
A Shares
Patricia T. Rouse                        12,987.013        39.59         0.26%
10450 Waterfowl Terrace
Columbia, MD 21044-2465
Thomas E Cinnamond                        6,684.492        20.38         0.13%
215 Belmont Forest Ct.,
Apt 302
Timonium, MD 21093-7819
C. Edgar Smith, Jr.                       6,493.506        19.80         0.13%
111 S. Calvert St. #1400
Baltimore, MD 21202-6127
Joel R. Matthews                          3,196.931         9.75         0.06%
37 Virginia Ridge Road
Sudbury, MA 01776-1053

APPENDIX C - PERFORMANCE DATA
--------------------------------------------------------------------------------

Tables 1 through 3 show the performance of each Fund as of periods ending May 31, 2003.

TABLE 1 - TOTAL RETURN BEFORE TAXES

BROWN ADVISORY SMALL-CAP GROWTH FUND

                                ONE YEAR       SINCE INCEPTION
Institutional Shares            -3.27 %           -4.58%(1)
 A Shares                          N/A            27.30%(2)
 B Shares                          N/A            29.28%(2)

(1) Commenced operations on June 28, 1999.
(2) Cumulative total return since commencement of operations on September 20, 2002.

BROWN ADVISORY GROWTH EQUITY FUND

                                ONE YEAR       SINCE INCEPTION
Institutional Shares             -4.16%           -7.66%(1)
 A Shares                          N/A            -2.11%(2)

(1)  Commenced operations on June 28, 1999.

(2) Cumulative total return since commencement of operations on May 5, 2003.

TABLE 2 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

BROWN ADVISORY SMALL-CAP GROWTH FUND

                                ONE YEAR       SINCE INCEPTION
Institutional Shares             -3.27%           -4.77%(1)
 A Shares                          N/A            27.30%(2)
 B Shares                          N/A            29.28%(2)

(1)  Commenced operations on June 28, 1999.
(2) Cumulative total return since commencement of operations on September 20, 2002.

BROWN ADVISORY GROWTH EQUITY FUND

                                ONE YEAR       SINCE INCEPTION
Institutional Shares             -4.39%           -7.78%(1)
 A Shares                         N/A             -2.11%(2)

(1)  Commenced operations on June 28, 1999.

(2) Cumulative total return since commencement of operations on May 5, 2003.

TABLE 3 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

BROWN ADVISORY SMALL-CAP GROWTH FUND

                                ONE YEAR       SINCE INCEPTION
Institutional Shares             -2.01%           -3.54%(1)
 A Shares                          N/A            16.76%(2)
 B Shares                          N/A            17.98%(2)

(1)  Commenced operations on June 28, 1999.

(2) Cumulative total return since commencement of operations on September 20, 2002.

BROWN ADVISORY GROWTH EQUITY FUND

                                ONE YEAR       SINCE INCEPTION
Institutional Shares             -2.74%           -6.46%(1)
 A Shares                         N/A             -1.37%(2)

(1)  Commenced operations on June 28, 1999.
(2)  Cumulative total return since commencement of operations on May 5, 2003.

APPENDIX D - PROXY VOTING PROCEDURES
--------------------------------------------------------------------------------

                                  FORUM FUNDS

                 POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

I.       PURPOSE

Shareholders of the various series (each a "FUND") of Forum Funds (the "TRUST") expect the Trust to vote proxies received from issuers whose voting securities are held by a Fund. The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

This  document   describes  the  Policies  and  Procedures  for  Voting  Proxies
("POLICIES") received from issuers whose voting securities are held by each Fund of the Trust.

II.      RESPONSIBILITIES

A. ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund of the Trust for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Trust delegates to the Adviser the authority to act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies regarding resolution of a conflict of interest with respect to the Adviser.

The Adviser Shall Periodically Inform Its Employees (I) That They are Under an Obligation to be Aware of the Potential for Conflicts of Interest On the Part of the Adviser With Respect to Voting Proxies On Behalf of the Funds of the Trust, Both as a Result of the Employee's Personal Relationships and Due to Circumstances That May Arise During the Conduct of the Adviser's Business, and
(Ii) That Employees Should Bring Conflicts of Interest of Which They Become Aware to the Attention of the Management of the Adviser.

the Adviser Shall be Responsible for Coordinating the Delivery of Proxies by the Fund's Custodian to the Adviser or to an Agent of the Adviser Selected by the Adviser to Vote Proxies With Respect to Which the Adviser has Such Discretion (A "Proxy Voting Service").

B. Proxy Manager. the Trust Will Appoint a Proxy Manager (The "Proxy Manager"), Who Shall be an Officer of the Trust. the Proxy Manager Shall Oversee Compliance by Each Adviser and the Trust's Other Service Providers With These Policies. the Proxy Manager Will, From to Time, Periodically Review the Policies and Industry Trends in Comparable Proxy Voting Policies and Procedures. the Proxy Manager May Recommend, as Appropriate, Revisions to Update These Policies to the Board.

III.     SCOPE

These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These policies and procedures are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which the Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

IV. POLICIES AND PROCEDURES FOR VOTING PROXIES

A. GENERAL
1. USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Statement of Additional Information (each considered "ADVISER GUIDELINES"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.
2. ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

B. ROUTINE MATTERS

Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. However, the position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

1. ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

2. APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

C.  NON-ROUTINE MATTERS

1. CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

2. PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

3. ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

4. EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

5. SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

D. CONFLICTS OF INTEREST

The Trust  Recognizes  That Under  Certain  Circumstances  an Adviser May Have a
Conflict of Interest in Voting Proxies On Behalf of a Fund Advised by the Adviser. a "Conflict of Interest" Includes, for Example, Any Circumstance When the Fund, the Adviser, the Principal Underwriter, or One or More of Their Affiliates (Including Officers, Directors and Employees) Knowingly Does Business With, Receives Compensation From, or Sits On the Board Of, a Particular Issuer or Closely Affiliated Entity, And, Therefore, May Appear to Have a Conflict of Interest Between Its Own Interests and the Interests of Fund Shareholders in How Proxies of That Issuer are Voted. Each Adviser is Responsible for Maintaining Procedures to Identify Conflicts of Interest.

THE ADVISER SHOULD VOTE PROXIES RELATING TO SUCH ISSUERS IN ACCORDANCE WITH THE FOLLOWING PROCEDURES:

1. ROUTINE MATTERS CONSISTENT WITH POLICIES. The Adviser may vote proxies for routine matters as required by these Policies or as required by the Adviser Guidelines (if any).

2. IMMATERIAL CONFLICTS. The Adviser may vote proxies for non-routine matters consistent with these Policies or any Adviser Guidelines if the Adviser determines that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances.

3. MATERIAL CONFLICTS AND NON-ROUTINE MATTERS. If the Adviser believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by these Policies or the Adviser Guidelines (if any), then --

A. If the Adviser uses a Proxy Voting Service, the proxy may be voted consistent with the recommendations of the Proxy Voting Service PROVIDED that the Adviser believes that such a vote is consistent with the best interests of the Fund's shareholders.

b. If the Adviser does not use a Proxy Voting Service, then the Adviser shall contact the Proxy Manager for review and determination. In the event that the Proxy Manager determines that he/she has a conflict of interest, the Proxy Manager shall submit the matter for determination to a member of the Board of
Trustees of the Trust (the "Board") who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Proxy Manager or the Board member will consider the best interests of Fund shareholders and may consider the recommendations of independent third parties that evaluate proxy proposals.

E. Abstention

The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

As adopted July 31, 2003

BROWN INVESTMENT ADVISORY, INCORPORATED
PROXY VOTING PROCEDURES AND POLICIES
REGARDING BROWN ADVISORY GROWTH EQUITY FUND,
BROWN ADVISORY INTERMEDIATE BOND FUND
BROWN ADVISORY INTERMEDIATE FUND
BROWN ADVISORY SMALL-CAP GROWTH FUND
BROWN ADVISORY VALUE EQUITY FUND


AS OF JULY 31, 2003


I.       GENERAL STATEMENT

Brown Investment Advisory, Incorporated (the "Adviser") has discretion to vote the proxies received by Brown Advisory Growth Equity Fund, Brown Advisory
Intermediate Bond Fund, Brown Advisory Intermediate Fund, Brown Advisory Small-Cap Growth Fund, and Brown Advisory Value Equity Fund (each a "Fund"), each a series of Forum Funds (the "Trust"), a registered investment company.
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser will vote those proxies in the best interest of the Funds' shareholders and in accordance with these procedures and policies.

II.      POLICIES AND PROCEDURES FOR VOTING PROXIES

In its role as investment adviser to the Funds, Adviser has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust's policies do not cover potential voting issues with respect to proxies received by a Fund, each Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund's investment objectives, subject to the provisions of the Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

The adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of a fund. A "conflict of interest," means any circumstance when the adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The adviser has adopted the trust's procedures as they relate to the resolution of conflicts of interest with respect to voting shares of each fund.

III.     RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

A. Copies of the proxy voting procedures and policies, and any amendments thereto.

B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

C. A record of each vote that the Adviser casts.

D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV. DISCLOSURE

A. The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.


Signed:          --------------------------

Print Name:      --------------------------

Title:           --------------------------

Date:            --------------------------

                                         STATEMENT OF ADDITIONAL INFORMATION
                                         ---------------------------------------
 [LOGO]                                  October 1, 2003

INVESTMENT ADVISER:                      BROWN ADVISORY MARYLAND BOND
                                         FUND

Brown Investment Advisory
Incorporated
901 S. Bond Street
Suite 400
Baltimore, Maryland 21231

ACCOUNT INFORMATION AND
SHAREHOLDER SERVICES:

Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112
(800) 540-6807
(207) 879-0001


This Statement of Additional Information ("SAI") supplements the Prospectus dated October 1, 2003, as may be amended from time to time, offering Institutional Shares and A Shares of Brown Advisory Maryland Bond Fund, a series of Forum Funds, a registered, open-end management investment company. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

Financial statements for the Fund for the year ended May 31, 2003 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

GLOSSARY                                                                      2

INVESTMENT POLICIES AND RISKS                                                 3

INVESTMENT LIMITATIONS                                                       11

PERFORMANCE DATA AND ADVERTISING                                             13

MANAGEMENT                                                                   18

PORTFOLIO TRANSACTIONS                                                       29

PURCHASE AND REDEMPTION INFORMATION                                          31

TAXATION                                                                     33

OTHER MATTERS                                                                37

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS                               A-1

APPENDIX B - MISCELLANEOUS TABLES                                            B-1

APPENDIX C - PERFORMANCE DATA                                                C-1

APPENDIX D - PROXY VOTING PROCEDURES                                         D-1

GLOSSARY
--------------------------------------------------------------------------------

As used in this SAI, the following terms have the meanings listed.

         "Adviser" means Brown Advisory Incorporated.

         "Board" means the Board of Trustees of the Trust.

         "CFTC" means Commodities Future Trading Commission.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Custodian" means the Forum Trust, LLC, custodian of the Fund's assets.

         "FAcS" means Forum Accounting Services, LLC, the fund accountant of the Fund.

         "FAdS" means Forum Administrative Services, LLC, the administrator of the Fund.

         "FFS" means Forum Fund Services, LLC, the distributor of the Fund's shares.

         "Fitch" means Fitch Ratings.

         "FSS" means Forum Shareholder Services, LLC, the transfer agent of the Fund.

         "Fund" means Brown Advisory Maryland Bond Fund.

         "IRS" means Internal Revenue Service.

         "Moody's" means Moody's Investors Service.

         "NAV" means net asset value per share.

         "NRSRO" means a nationally recognized statistical rating organization.

         "SAI" means Statement of Additional Information.

         "SEC" means the U.S. Securities and Exchange Commission.

         "S&P" means Standard & Poor's Corporation, a Division of the McGraw Hill Companies.

         "Trust" means Forum Funds.

         "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "1933 Act" means the Securities Act of 1933, as amended.

         "1940 Act" means the Investment Company Act of 1940, as amended.

INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

The Fund is a non-diversified series of the Trust. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund can make.

1.  DEBT SECURITIES

MUNICIPAL SECURITIES The Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). The Fund may invest up to 5% of its total assets in municipal securities of issuers located in any one territory or possession of the United States.

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer's general taxing power. The Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

U.S. GOVERNMENT SECURITIES The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as the mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

VARIABLE AND FLOATING RATE SECURITIES The Fund may invest in variable and floating rate securities. Debt securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

GENERAL RISKS. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in the Fund is subject to risk even if all debt securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on debt securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, debt securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by the Fund may be supported by credit and liquidity enhancements, such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, generally domestic and foreign banks.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists, therefore, that as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

CREDIT RISK. The Fund's investment in debt securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in debt securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. The Fund may purchase unrated debt securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. It is anticipated that the average credit rating of the debt securities held by the Fund will be "Aa" as per Moody's or "AA" as per S&P. The Fund will limit its investment in debt securities rated "Baa" by Moody's or "BBB" by S&P to 10% of the Fund's total assets.

The Fund may retain securities whose rating has been lowered below the lowest permissible rating category if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

SPECIAL RISKS INVOLVING PUERTO RICO MUNICIPAL SECURITIES. Fund investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phase out by Congress. As of April 2003, Puerto Rico's general obligations were rated Baa1 by Moody's and A- by Standard & Poor's.

2.  FUTURES

GENERAL. The Fund may purchase futures contracts to: (1) enhance the Fund's performance; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. The Fund may invest in futures contracts on market indices based in whole or in part on securities in which the Fund may invest.

A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or an underlying debt security, as called for in the contract, at a specified date and at an agreed upon price. The Fund may invest in municipal bond futures and Treasury bond and note futures.

A municipal bond futures contract is based on the value of the Bond Buyer Index ("BBI") which is comprised of 40 actively traded general obligation and revenue bonds. The rating of a BBI issue must be at least "A". To be considered, the issue must have at least 19 years remaining to maturity, a first call date between 7 and 16 years, and at least one call at par prior to redemption. No physical delivery of the securities is made in connection with municipal bond futures. Rather these contracts are usually settled in cash if they are not closed out prior to their expiration date.

A Treasury bond futures contract is based on the value of an equivalent 20-year, 6% Treasury bond. Generally, any Treasury bond with a remaining maturity or term to call of 15 years as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to a Treasury bond futures contract. A Treasury note futures contract is based on the value of an equivalent 10-year, 6% Treasury note. Generally, any Treasury note with a remaining maturity or term to call of 6 1/2 years or 10 years, respectively, as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to Treasury note futures contract.

Since a number of different Treasury notes will qualify as a deliverable security upon the exercise of the option, the price that the buyer will actually pay for those securities will depend on which ones are actually delivered. Normally, the exercise price of the futures contract is adjusted by a conversion factor that takes into consideration the value of the deliverable security if it were yielding 6% as of the first day of the month in which the contract is scheduled to be exercised.

RISKS. Use of these instruments is subject to regulation by the SEC, the futures exchanges on which futures are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

There are certain investment risks associated with futures transactions. These risks include: (1) imperfect correlation between movements in the prices of futures and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (2) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (3) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions. The potential loss to the Fund from investing in certain types of futures transactions is unlimited.

Other risks include limitation by the futures exchanges on the amount of fluctuation permitted in certain futures contract prices during a single trading day. The Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund's activities in the futures market may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

If the Fund will be financially exposed to another party due to its investments in futures, the Fund will maintain either: (1) an offsetting ("covered") position in the underlying security or an offsetting futures contract; or (2) cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. The Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets") in a segregated account with the Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

3. REPURCHASE AGREEMENTS

GENERAL. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund's custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income on its uninvested cash for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

RISKS. Repurchase Agreements involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable. The Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements.

4. BORROWING

GENERAL. The Fund may borrow money from banks for temporary or emergency purposes in an amount up to 33 1/3% of the Fund's total assets. The purchase of securities is prohibited if a Fund's borrowing exceeds 5% or more of the Fund's total assets.

RISKS. Borrowing creates the risk of magnified capital losses. If the Fund buys securities with borrowed funds and the value of the securities declines, the Fund may be required to provide the lender with additional funds or liquidate its position in these securities to continue to secure or repay the loan. The Fund may also be obligated to liquidate other portfolio positions at an inappropriate time in order to pay off the loan or any interest payments associated with the loan. To the extent that the interest expense involved in a borrowing transaction approaches the net return on the Fund's investment portfolio, the benefit of borrowing will be reduced, and, if the interest expense is incurred as a result of borrowing were to exceed the net return to investors, the Fund's use of borrowing would result in a lower rate of return than if the Fund did not borrow. The size of any loss incurred by the Fund due to borrowing will depend on the amount borrowed. The greater the percentage borrowed, the greater potential of gain or loss to the Fund.

5. LEVERAGE TRANSACTIONS

GENERAL. The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Lending portfolio securities and entering into purchasing securities on a when-issued, delayed delivery or forward commitment basis are transactions that result in leverage. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

SECURITIES LENDING. The Fund may lend portfolio securities in an amount up to 10% of its total assets to brokers, dealers and other financial institutions. Securities loans must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs 15-45 days after the transaction. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

The Fund will not enter into a when-issued or forward commitment if, as a result, more than 25% of the Fund's total assets would be committed to such transactions.

RISKS. Leverage creates the risk of magnified capital losses. Losses incurred by the Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund's securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS In order to attempt to reduce the risks involved in various transactions involving leverage, the Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

6.  TEMPORARY DEFENSIVE POSITION

The Fund may invest in prime quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest, and money market mutual funds.

7.  CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

INFORMATION CONCERNING THE STATE OF MARYLAND
--------------------------------------------------------------------------------

Material in this section was compiled from: (1) the August 29, 2002 announcement by the Office of the Comptroller regarding the 2002 State revenue surplus; (2) the 2002 Comprehensive Annual Financial Report of the State of Maryland issued December 6, 2002; (3) the December 16, 2002 and March 11, 2003 reports of the Maryland Board of Revenue Estimates on Estimated Maryland Revenues-Fiscal Years Ending June 30, 2003 and June 30, 2004; and (4) the General Obligation Bonds Preliminary Offering Statement dated February 7, 2003. Although the information is believed to be accurate, none of the information obtained has been verified independently. The information contained in this section does not reflect economic conditions or developments that may have occurred or trends that may have materialized since the dates indicated. It should also be noted that the strength of the Maryland economy is dependent, in part, on the strength of the U.S. economy. Accordingly, national economic difficulties may adversely affect the growth of Maryland's economy and its local and state government revenues.

THE STATE AND ITS ECONOMY. The effects of the national recession reached Maryland in the third quarter of 2001. Three factors shielded Maryland from the recession and maintained growth in the Maryland economy until late 2001: (1) the national recession predominately affected the manufacturing sector and the manufacturing sector does not have as significant a role in the Maryland economy; (2) a strong Maryland government sector throughout 2001; and (3) Maryland has the highest median household income in the country and consumers and there was not an immediate cut in spending by Maryland consumers. Although the State economy is still in a recession, over the long-term, the outlook for the State's economy is positive.

By the end of 2001, Maryland's growth in employment started to decline. In 2001, growth in employment was 0.9% vs. 0.3% nationally. Since March 2002, however, the decline in growth of national employment has improved monthly while the decline in Maryland employment increased through the summer of 2002. The rate of growth in Maryland employment is expected to decline by only 0.7% in 2002 and grow in 2003 by 1.2% due to the increase in employment within the construction, services, and public sectors. The national growth in employment is expected to decline by 0.9% in 2002 and to grow 0.8% in 2003.

Transportation, communications and public utilities were the Maryland sectors most negatively impacted during 2002. The tragedies of September 11 resulted in permanent changes in the airline industry and caused several airlines to declare bankruptcy and one to lay-off 7,000 employees nationwide. While several airlines have reduced their service through Baltimore Washington Airport ("BWI"), BWI should be well positions in the future as other airlines have increased their service through the airport. Maryland based electric companies are suffering due to their focus on energy trading and merchant energy business. Telecommunications companies were negatively impacted by regulatory changes and a decline in the price of services. Employment in the utility and communications sectors declined by 4.6% in 2002 and is expected to decline and additional 2% in 2003 before rebounding to 2002 levels in 2004.

The construction sector, the fasted growing sector of the Maryland economy from 1998 through 2001 other than the service sector, also constricted significantly in 2002 due to the end of the dot.com era and the recession. With economic recovery, it is expected that the construction sector will again grow by 3.4% in 2003 and 2.4% in 2004.

Services, the State's largest sector, accounts for 35% of Maryland's employment. Due to a decline in business employment of 6.7% in 2002, overall employment in the sector decreased by 0.5% for year. The demand for temporary help and placement services, however, support potential growth in this industry in the near-future.

The public sector is the second largest sector of the Maryland economy and accounts for 18.2% of the States' employment. The State is much more reliant on the government sector than the nation as a whole. Government employment is expected to grow by 1.8% in 2002 but is expected to slow in 2003 and 2004 due a hiring freeze at the State level. Increased federal spending for security, military operations and economic stimulus packages as well as expected federal tax cuts should benefit Maryland's economy and budget.

Growth in the retail sector, the State's third largest employment sector, is expected to remain unchanged in 2003 from a decline of 1.1% in 2002. The employment growth rate is expected to increase in 2004 due to Maryland's role as a distribution center for the mid-Atlantic states and Prince George Country's efforts to bring retail shops into the country.

THE STATE BUDGET AND REVENUES. The State enacts its budget annually. The budget uses a legally mandated budgetary fund structure. The State also maintains accounts to conform with generally accepted accounting principles but financial control is exercised under the budgetary system. The largest sources of revenues are broad-based taxes, including income, sales, motor vehicle, and property taxes.

In the planning the 2003 fiscal year budget (the "2003 Budget"), the General Assembly enacted The Budget Reconciliation and Financing Act (the "Act"). The Act provides for certain transfers and funding changes to increase general fund revenues and to decrease general fund appropriations. Pursuant to the Act, the 2003 budget plan authorizes a fiscal year 2002 transfer of $281.0 million from the various funds to the general fund including (1) $134.7 million from the 2001 pay-as-you-go capital projects; (2) $43.5 million from certain capital projects balances; (3) $20 million from the Maryland Automobile Insurance Fund; (4) $29.8 million from the Dedicated Purpose Fund of the State Reserve Fund; and (5) $11.2 million of the 2001 transfer tax revenues. The Act also authorizes a fiscal year 2003 transfer of $85.2 million from various fund balances to the general fund (including $39.3 million from the Dedicated Purpose Fund of the State Reserve Fund and $39.2 million from the reserve for payment of injured workers' claims), revenue increases (including transfer of certain revenues from special funds to the general fund) and adjustments to required 2003 fiscal year expenditures. The 2002 General Assembly also increased the tobacco tax by 34 cents per pack as of June 1, 2002. Part of the revenues generated by the tax will be dedicated in fiscal year 2003 to public school funding while any additional revenue will be allocated to the general fund.

The 2003 Budget, enacted on April 4, 2002 by the State's General Assembly included, among other items (1) sufficient general funds for the Annuity Bond Fund to fund general obligation bonds issued to maintain a constant State property tax rate; (2) $49.6 million for capital projects; (3) $3.6 billion from general funds for local governments; (4) $181.0 million to the Revenue Stabilization Fund of the State Reserve Fund; and (5) $171.7 million in net general fund deficiency appropriations for fiscal year 2002.

On August 29, 2002, the Comptroller of the State of Maryland announced that the State's failure to meet its projected year-end surplus for fiscal year end June 30, 2002 would result in a $104 million deficit for fiscal year 2003 budget. The 2003 fiscal year budget already appropriates $413 million of the projected 2002 surplus of $427 million. Since the actual 2002 surplus was $309 million, the State will have a $104 million deficit based on its 2003 budget. The Comptroller attributed the shortfall in the 2002 surplus to a decline in revenue coupled with an increase in State spending. The Comptroller stated that the largest decline in revenue resulted from a decrease in personal income taxes generated. The Comptroller attributed the decline in personal income taxes to a sharper decrease in capital gains due to a negative stock market. The Comptroller also stated that in 2002, refunds were larger while person income tax payments were lower. As a result of final revenue data for fiscal year 2002, the Comptroller stated that his office would probably lower income tax estimates for the 2003 fiscal year as well as growth forecasts for the sales tax due to several factors including but not limited to (1) the fact that capital gains are still on the decline and are not expected to rebound for several years; (2) withholding is weak as substantiated by recent poor employment reports; and (3) the economy is at a stand still.

In response to declining revenues, former Governor Parris N. Glendening implemented a cost containment program in November 2002. The program tabled construction projects, reduced the State's operating budgets, and put a hiring freeze into effect. The 2003 budget enacted by the 2002 General Assembly also included a reduction in spending. Budget increases can, however, be found in certain areas including Medicaid. The 2003 State budget, however, exceeds 2002 State funds by $227 million. Current Governor Bob Ehrlich intends to submit a budget plan to resolve the current 2003 budget deficit as well as the 2004 budget deficit without implementing an increase in sales and income taxes.

For the fiscal year ended June 30, 2002, general fund revenues equaled $9,504,402,000, down from $9,802,433,000 for the fiscal year ended June 30, 2001. The actual general fund revenues for the fiscal year ended June 30, 2002 were 1.4% below the estimated revenue for that period. Income tax revenue, the largest revenue producer, accounted for approximately 53% of the general fund revenues. March 2003 estimates for general fund revenues for the fiscal year ending June 30, 2003 were $9,367,000,000 (a reduction of approximately $450 million from the original revenue estimated and upon which the 2003 budget was based). The decrease in general fund revenues estimates for fiscal year 2003 can be attributed to decreases in personal income taxes, sales taxes, miscellaneous revenues, and the Heritage Structure Rehabilitation Credit. An increase in corporate income taxes and lottery revenues will partial offset such revenue decreases.

On January 8, 2003, the Board of Public Works approved a $154.6 million reduction in costs with respect to the 2003 State Budget. An additional cost reduction of $82.3 million regarding the 2003 Budget will also be presented to the Board. With respect to the 2004 budget plan, the Governor authorized the transfer of $371.2 million from various funds to the general fund. Estimates indicate that the June 30, 2003 general fund balance, on a budgetary basis, will be approximately $73.5 million.

On January 17, 2003, the Governor proposed his 2004 Budget to the General Assembly. The Govenors's 2004 Budget plan includes, among other items (1) sufficient general funds for the Annuity Bond Fund to fund general obligation bonds issued to maintain a constant State property tax rate; (2) $13 million for capital projects; (3) $3.9 billion from general funds for local governments; and
(4) $76.6 million in general fund deficiency appropriations for fiscal year 2002. The Budget Plan assumes the continuation of the 2002 hiring freeze and the elimination of 1,387 vacant positions. The Budget Plan does not provide for employee cost of living adjustments, merit increases or performance bonuses. The estimates for the general fund balance on June 30, 2004 is $4.7 million.

MARYLAND SECURITIES AND RATINGS. The State issues general obligation bonds to finance capital improvements and other State-sponsored projects. Maryland general obligation bonds received the highest rating from the three major bond rating agencies as of July 2003. State law requires the Board of Public Works to fix the property tax rate by May 1 of each year in order to produce the necessary revenue to service the debt for the next fiscal year. Taxes may not be collected to the extent that the annual budget appropriates enough revenue to service the debt.

As of December 31, 2002, the State's net tax supported debt outstanding was $4.8 billion. General obligation bonds, Department of Transportation bonds, and leased-backed revenue bonds of the Maryland Stadium Authority accounted for $3.6 billion, $726.7 million, and $308.8 million of that amount. As of the same date, the State had authorized, but unissued debt of $1,547.6 million.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

1.  FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations, that cannot be changed by the Board without shareholder approval. The Fund may not:

BORROWING MONEY. Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).

CONCENTRATION. Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

DIVERSIFICATION. Purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) with respect to 50% of the Fund's total assets, more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) with respect to 50% of the Fund's total assets, the Fund would own more than 10% of the outstanding voting securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

The District of Columbia, each state and territory, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which the District of Columbia, a state or territory is a member is deemed to be a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision is treated as the issuer. Similarly, in the case of private activity bonds, if the bond is backed only by the assets and revenues of the non-governmental user, then the non-governmental user is treated as the issuer. If in either case, however, the creating government or some other agency guarantees a security, that guarantee is considered a separate security and is treated as an issue of such government or other agency.

UNDERWRITING ACTIVITIES. Underwrite (as that term is defined in the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of the Fund's assets, the Fund may be deemed to be an underwriter.

LENDING. Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring any debt security are not deemed to be the making of loans.

PURCHASES AND SALES OF REAL ESTATE. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

PURCHASES AND SALES OF COMMODITIES. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities).

ISSUANCE OF SENIOR SECURITIES. Issue senior securities to the extent permitted by the 1940 Act.

2.  NON - FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

SECURITIES OF INVESTMENT COMPANIES. Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

SHORT SALES. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts are not deemed to constitute selling securities short.

PURCHASES ON MARGIN. Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

LIQUIDITY.  Invest more than 15% of its net assets in  illiquid  assets such as:
(i) securities that cannot be disposed of within seven days at their then-current value, (ii) repurchase agreements not entitling the holder to payment of principal within seven days and (iii) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

OPTIONS AND FUTURES. Invest in futures or options contracts regulated by the CFTC except for (1) bona fide hedging purposes within the meaning of the rules of the CFTC and (2) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

BORROWING. Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.

EXERCISING CONTROL OF ISSUERS. Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

PERFORMANCE DATA AND ADVERTISING
--------------------------------------------------------------------------------

1.  PERFORMANCE DATA

A Fund class may quote performance in various ways. All performance information supplied in advertising, sales literature, shareholder reports, or other materials is historical and is not intended to indicate future returns.

A Fund class may compare any of its performance information with:

     o   Data published by independent  evaluators such as Morningstar,
         Inc.,  Lipper,  Inc.,  iMoneyNet,  Inc.  (IBC  Financial  Data,  Inc.),
         CDA/Wiesenberger,   or  other  companies  which  track  the  investment
         performance of investment companies ("Fund Tracking Companies").

     o   The performance of other mutual funds.

     o The performance of recognized stock, bond and other indices, including, but not limited to, the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Morgan Stanley Capital International - Europe, Australasia and Far East Index, the Dow Jones Industrial Average, the Salomon Smith Barney Indices, the Lehman Bond Indices, U.S. Treasury bonds, bills or notes, and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of the Fund but rather are standards by which the Fund's Adviser and shareholders may compare the performance of a Fund class to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund class.

A Fund  class may refer  to:  (1)  general  market  performances  over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

A Fund class' performance will fluctuate in response to market conditions and other factors.

2.  PERFORMANCE CALCULATIONS

The performance of a Fund class may be quoted in terms of yield or total return. Table 1 in Appendix C includes performance information for each Fund class.

3.  TOTAL RETURN

The total return of a Fund class shows the Fund class' overall change in value, including changes in share price, and assumes all of the Fund's distributions are reinvested. Total return figures are based on amounts invested in a Fund class.

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total returns, a Fund class: (1) determines the growth or decline in value of a hypothetical historical investment in the Fund class over a stated period; and
(2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a Fund class.

Average annual total return, before taxes on distributions and/or the sale of shares of a Fund class, is calculated according to the following formula:


         P(1+T)n = ERV

         Where:
                  P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  N        =        number of years
                  ERV      =        ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

Average annual total return, after taxes on distributions, but before taxes on the sale shares of a Fund class, is calculated according to the following formula:


         P (1 + T)n  =  ATV[D]

         Where:
                  P        =        hypothetical initial payment of $1,000
                  T        =        average annual total return (after taxes on distributions)
                  n        =        period covered by the computation, expressed in years
                  ATV[D]=           ending value of a hypothetical  $1,000 payment made at the beginning of the 1-,
                                    5- or 10-year (or other)  periods at the end
                                    of  the  applicable  period  (or  fractional
                                    portion),  after taxes on fund distributions
                                    but not after taxes on redemptions

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent re-characterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. Note that the required tax rates may vary over the measurement period.

Average annual total return, after taxes on distributions and sale of shares of a Fund class, is calculated according to the following formula:


         P (1 + T)n  =  ATV[DR]

         Where:
                  P        =        hypothetical initial payment of $1,000
                  T        =        average  annual total return  (after  taxes on  distributions  and sale of Fund shares)
                  n        =        period covered by the computation, expressed in years
                  ATV[DR]=          ending  value of a  hypothetical
                                    $1,000  payment made at the beginning of the
                                    1-, 5- or 10-year (or other)  periods at the
                                    end of the applicable  period (or fractional
                                    portion),  after taxes on fund distributions
                                    and sale of Fund shares

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and for shares acquired through reinvested dividends. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Because average annual returns tend to smooth out variations in a Fund class' returns, shareholders should recognize that they are not the same as actual year-by-year results.

OTHER MEASURES OF TOTAL RETURN. Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods.

A Fund class may quote unaveraged or cumulative total returns that reflect the Fund class' performance over a stated period of time.

Total returns may be stated in their components of income and capital (including
capital  gains  and  changes  in  share  price)  in  order  to  illustrate   the
relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period.

Period total return, without considering taxes on distributions or on sales of shares of a Fund class, is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT       =        period total return
                  The other definitions are the same as in average annual total return above

Because average annual returns tend to smooth out variations in a Fund class' returns, shareholders should recognize that they are not the same as actual year-by-year results.

4.  SEC YIELD

Standardized SEC yields for a Fund class used in advertising are computed by dividing the Fund class' interest income (in accordance with specific standardized rules) for a given 30 day or one month period, net of the Fund class' expenses, by the average number of shares entitled to receive income distributions during the period, dividing this figure by the Fund class' net asset value per share at the end of the period, and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate.

Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund class' yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund class may differ from the rate of distribution of income from the Fund class over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing a Fund class' performance, investors should be aware that the Fund class' yield fluctuates from day to day and that the Fund class' yield for any given period is not an indication or representation by the Fund class of future yields or rates of return on shares of the Fund class. Financial intermediaries may charge their customers that invest in a Fund class fees in connection with that investment. This will have the effect of reducing a Fund class' after-fee yield to those shareholders.

A Fund class may also quote tax equivalent yields, which show the taxable yields a shareholder would have to earn to equal a Fund class' tax-free yield after taxes. A tax equivalent yield is calculated by dividing a Fund class's tax-free yield by one minus a stated Federal, state or combined Federal and state tax rate.

The yields of a Fund class are not fixed or guaranteed, and an investment in the Fund class is not insured or guaranteed. Accordingly, yield information should not be used to compare shares of a Fund class with investment alternatives, which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund class' yield information directly to similar information regarding investment alternatives, which are insured or guaranteed.

Yield is calculated according to the following formula:

                  [OBJECT OMITTED]

         Where:
                  a        =        dividends and interest earned during the period
                  b        =        expenses accrued for the period (net of reimbursements)
                  c        =        the  average  daily  number of shares  outstanding  during the period that were entitled to receive dividends
                  d        =        the maximum offering price per share on the last day of the period

5.  OTHER MATTERS

The Fund may also include a variety of information in its advertising, sales literature, shareholder reports, or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer, or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education, and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly, or daily); (4) information relating to inflation and its effects on the dollar (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465, and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6%, and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's investment adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in a Fund class over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the NAV, net assets, or number of shareholders of the Fund or any of its classes as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,188 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years, and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of a Fund class' performance.

The Fund may advertise information regarding the effects of systematic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in a Fund class at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a fund, the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                         SYSTEMATIC                                SHARE                                 SHARES
       PERIOD            INVESTMENT                                PRICE                                 PURCHASED
         1                  $100                                    $10                                   10.00
         2                  $100                                    $12                                   8.33
         3                  $100                                    $15                                   6.67
         4                  $100                                    $20                                   5.00
         5                  $100                                    $18                                   5.56
         6                  $100                                    $16                                   6.25
                      ------------------                     ------------------                     ------------------
     Total Invested:        $600             Average Price:       $15.17             Total Shares:        41.81

In connection with its advertisements, the Fund may provide "shareholder's letters" which serve to provide shareholders or investors with an introduction into the Fund's, the Trust's, or any of the Trust's service providers' policies or business practices.

MANAGEMENT
--------------------------------------------------------------------------------

1.  TRUSTEES AND OFFICERS

The Trustees and officers are responsible for managing the Funds' affairs and for exercising the Funds' powers except those reserved for the shareholders and those assigned to the Adviser or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The names of the Trustees and officers of the Trust, their position with the Trust, length of time serving the Trust, address, date of birth and principal occupations during the past five years are set forth below. For the Trustees, information concerning the number of portfolios in the Fund Complex overseen by the Trustee and other Trusteeships held by the Trustee has also been included. The Fund Complex includes three other investment companies for which the Forum Financial Group LLC group of companies provide services. Interested and disinterested Trustees have been segregated.

---------------------------- ----------- ----------- --------------------------------- --------------- ----------------
                                                                                       NUMBER OF
                                                                                       PORTFOLIOS
                                                                                        IN FUND           OTHER
                              POSITION    LENGTH         PRINCIPAL OCCUPATION(S)        COMPLEX         TRUSTEESHIPS
        NAME,                 WITH THE    OF TIME                DURING                 OVERSEEN          HELD BY
   AGE AND ADDRESS             TRUST      SERVED2             PAST 5 YEARS             BY TRUSTEE        TRUSTEES
---------------------------- ----------- ----------- --------------------------------- --------------- ----------------
INTERESTED TRUSTEES
---------------------------- ----------- ----------- --------------------------------- --------------- ----------------
John Y. Keffer1              Chairman    1989-       Member and Director, Forum            26          Chairman/
Born:  July 15, 1942         President   Present     Financial Group, LLC (a                           President,
Two Portland Square                                  mutual fund services holding                      Monarch
Portland, ME 04101                                   company)                                          Funds


                                                     Director, various affiliates of
                                                     Forum Financial Group, LLC
                                                     including Forum Fund Services,
                                                     LLC (Trust's underwriter)

                                                     Chairman/President  of  two
                                                     other investment  companies
                                                     within the fund complex.
---------------------------- ----------- ----------- --------------------------------- --------------- ----------------

1        John  Y.  Keffer  indirectly  controls  the  entities  that  provide  administration,  distribution,  fund accounting,  transfer  agency and custodial  services to the Trust.  Mr. Keffer also  indirectly  controls
         Forum Investment Advisors, LLC, the investment adviser to certain Trust series.
2        Each Trustee and Officer  holds  office until he or she resigns,  is removed or a successor is elected and qualified.


                                       18


----------------------------- ---------- ----------- --------------------------------- --------------- ----------------
                                                                                       NUMBER OF
                                                                                       PORTFOLIOS
                                                                                        IN FUND           OTHER
                              POSITION    LENGTH         PRINCIPAL OCCUPATION(S)        COMPLEX         TRUSTEESHIPS
        NAME,                  WITH THE   OF TIME                DURING                 OVERSEEN          HELD BY
   AGE AND ADDRESS             TRUST      SERVED 2           PAST 5 YEARS             BY TRUSTEE        TRUSTEES
----------------------------- ---------- ----------- --------------------------------- --------------- ----------------
DISINTERESTED TRUSTEES
----------------------------- ---------- ----------- --------------------------------- --------------- ----------------
Costas Azariadis                Trustee     1989-       Professor of Economics,            24             None
Born:  February 15, 1943                    Present     University of California-Los
Department of Economics                                 Angeles
University of California
Los Angeles, CA 90024                                   Visiting Professor of Economics,
                                                        Athens University of Economics
                                                        and Business 1998 - 1999

                                                        Trustee of one other investment
                                                        company within the fund
                                                        complex
----------------------------- ---------- ----------- --------------------------------- --------------- ----------------
James C. Cheng                  Trustee     1989-       President, Technology              24             None
Born:  July 26, 1942                        Present     Marketing Associates
27 Temple Street                                        (marketing company for small
Belmont, MA 02718                                       and medium sized businesses in
                                                        New England)

                                                        Trustee of one other investment
                                                        company within the fund
                                                        complex
----------------------------- ---------- ----------- --------------------------------- --------------- ----------------
J. Michael Parish               Trustee     1989-       Retired since September 2003       24             None
Born:  November 9, 1943                     Present     Partner, Wolfe, Block, Schorr
250 Park Avenue                                         and Solis-Cohen LLP (law
New York, NY 10177                                      firm)  2002 - 2003

                                                        Partner, Thelen Reid & Priest
                                                        LLP (law firm) from 1995 -
                                                        2002

                                                        Trustee of one other investment
                                                        company within the fund
                                                        complex


                                       19



----------------------------- ---------- ----------- --------------------------------- --------------- ----------------
                                                                                       NUMBER OF
                                                                                       PORTFOLIOS
                                                                                        IN FUND           OTHER
                              POSITION    LENGTH         PRINCIPAL OCCUPATION(S)        COMPLEX         TRUSTEESHIPS
        NAME,                  WITH THE   OF TIME                DURING                 OVERSEEN          HELD BY
   AGE AND ADDRESS             TRUST      SERVED2             PAST 5 YEARS             BY  TRUSTEE       TRUSTEES
----------------------------- ---------- ----------- --------------------------------- --------------- ----------------
OFFICERS
----------------------------- ---------- ----------- --------------------------------- --------------- ----------------
David I. Goldstein              President               Director of Business              N/A             N/A
Born: August 3, 1961                        2003-       Development, Forum Financial
Two Portland Square                         Present     Group, LLC since 2000
Portland, ME 04101
                                                        Managing   Director  and
                                                        Counsel, Forum Financial
                                                        Group,  LLC from 1991 to 2000
                                                        Secretary of Forum Financial
                                                        Group, LLC and its  various
                                                        affiliates including Forum Fund
                                                        Services, LLC

                                                        President/Assistant Secretary  of
                                                        one  other investment company
                                                        within the fund  complex

                                                        Officer of  one  other investment
                                                        company  for which the Forum
                                                        Financial Group of  companies
                                                        provides services
----------------------------- ---------- ----------- --------------------------------- --------------- ----------------
Beth P. Hanson                  Vice        2003-       Senior Manager, Relationship      N/A             N/A
Born:  July 15, 1966            President/  Present     Management Department and
                                Assistant               various other positions prior
Two Portland Square             Secretary               thereto, Forum Financial Group,
Portland, Maine  04101                                  LLC since 1995

                                                        Vice-President/Assistant
                                                        Secretary of one other
                                                        investment company within the
                                                        fund complex
----------------------------- ---------- ----------- --------------------------------- --------------- ----------------
Stacey E. Hong                  Treasurer   2002-       Director, Forum Accounting        N/A             N/A
Born:  May 10, 1966                         Present     Services, LLC since 1992
Two Portland Square                                     Treasurer of three other
Portland, ME 04101                                      investment companies within
                                                        the fund complex

                                                        Officer of five other investment
                                                        companies for which the Forum
                                                        Financial Group of companies
                                                        provides services
----------------------------- ---------- ----------- --------------------------------- --------------- ----------------
Leslie K. Klenk                 Secretary   1998-       Counsel, Forum Financial          N/A             N/A
Born:  August 24, 1964                      Present     Group, LLC since 1998
Two Portland Square
Portland, ME 04101                                      Secretary of one other
                                                        investment company within the
                                                        fund complex

                                                        Officer of four other investment



                                       20


                                                        companies for which the Forum
                                                        Financial Group of companies
                                                        provides services

2 Each Trustee and Officer holds office until he or she resigns, is removed or a successor is elected and qualified.

2.  TRUSTEE OWNERSHIP IN THE SAME FAMILY OF FUNDS

------------------------------------- ----------------------------------------- --------------------------------------
                                                                                 AGGREGATE DOLLAR RANGE OF
                                                                                OWNERSHIP AS OF DECEMBER 31,
                                                                                2002 IN ALL FUNDS OVERSEEN BY
                                           DOLLAR RANGE OF BENEFICIAL            TRUSTEE IN THE SAME FAMILY OF
TRUSTEES                                    OWNERSHIP IN  THE FUND                  INVESTMENT COMPANIES
------------------------------------- ----------------------------------------- --------------------------------------
INTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
John Y. Keffer                                          None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
DISINTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
Costas Azariadis                                        None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
James C. Cheng                                          None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
J. Michael Parish                                       None                                    None
------------------------------------- ----------------------------------------- --------------------------------------

3.  OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2002, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

4.  INFORMATION CONCERNING TRUST COMMITTEES

AUDIT COMMITTEE. The Trust's Audit Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope, and result of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and control. During the fiscal year ended May 31, 2003, the Audit Committee met three times.

NOMINATING COMMITTEE. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting these nominations to the Board. During the fiscal year ended May 31, 2003, the Nominating Committee did not meet.

VALUATION COMMITTEE. The Trust's Valuation Committee, which meets when necessary, consists of all the Trust's Trustees, any two officers of the Trust, and a senior representative of the Trust's investment adviser for the Trust's series requiring valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended May 31, 2003, the Valuation Committee met seven times.

5.  COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee of the Trust is paid a quarterly retainer fee of $1,500 for his service to the Trust. In addition, each Trustee is paid a fee of $750 for each Board meeting attended (whether in person or by electronic communication). Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for his service as Trustee of the Trust. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Trust and the Fund Complex, which includes all series of the Trust and three other investment companies for which Forum Financial Group, LLC provides services, for the fiscal year ended May 31, 2003.

------------------------- ---------------------- ---------------------- ---------------------- ----------------------
                                                                                                TOTAL
                                                                                                COMPENSATION
                            COMPENSATION                                                        FROM TRUST AND
        TRUSTEE               FROM FUND                 BENEFITS              RETIREMENT        FUND COMPLEX
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
John Y. Keffer                  $  0.00                  $0                     $0                  $     0.00
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Costas Azariadis                $368.00                   0                      0                    9,000.00
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
James C. Cheng                  $368.00                   0                      0                    9,000.00
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
J. Michael Parish               $368.00                   0                      0                    9,000.00
------------------------- ---------------------- ---------------------- ---------------------- ----------------------

6.  INVESTMENT ADVISER

SERVICES OF ADVISER. The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund.

OWNERSHIP OF ADVISER. The Adviser is a fully owned subsidiary of Brown Investment Advisory & Trust Company ("Brown"), a trust company operating under the laws of Maryland. Brown is a fully owned subsidiary of Brown Capital Holdings Incorporate, a holding company incorporated under the laws of Maryland in 1998.

FEES. The Adviser's fee is calculated as a percentage of the Fund's average net assets. The fee, if not waived, is accrued daily by the Fund and is paid monthly based on average net assets for the previous month. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses in order to limit total annual fund operating expenses of Institutional Shares and A Shares to 0.75% and 1.00%, respectively of that class' average daily net assets.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees paid by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

OTHER PROVISIONS OF ADVISER'S AGREEMENT. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

ADVISORY AGREEMENT APPROVAL. In approving the continuation of the Advisory Agreement with respect to the Fund, the Board, including the Disinterested Trustees, carefully considered the nature and quality of services provided to the Fund, including information provided by the Adviser regarding its personnel servicing the Fund. The Board, including the Disinterested Trustees, also considered certain information regarding the Adviser's compliance with applicable rules and regulations over the past year, including the results of an examination by the SEC and the Adviser's response to the SEC's examination report. The materials from the Adviser presented to the Board provided, among other things, that no material compliance issues with respect to investment policy matters overseen by the Adviser's Trust and Investment Committee or with respect to the Adviser's Code of Ethics had occurred since the Board's last consideration of the Agreement.

The Board also considered the Adviser's compensation and profitability for providing advisory services to the Fund and analyzed comparative information on fees, expenses, and performance of similar mutual funds. In this regard, the Board noted that the Adviser's contractual advisory fee and the actual advisory fees after waivers were at the median for its Lipper Inc. peer group. The Board also noted the Adviser's intent to continue to waive all or a portion of its fee. The Board reviewed the nature and extent of benefits that the Adviser received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund and the Adviser's trading policies and average commissions per trade charged to the Fund. In addition, the Board was informed that the Adviser was financially able to provide advisory services to the Fund. The Board also considered the errors and omission policy and the disaster recovery plan maintained by the Adviser.

After requesting and reviewing such information, as it deemed necessary, the Board concluded that the continuance of the Advisory Agreement was in the best interests of the Funds and its shareholders.

7.  DISTRIBUTOR

SERVICES AND COMPENSATION OF DISTRIBUTOR. FFS, the distributor (also known as principal underwriter) of the shares of the Fund, is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

FFS, FAdS, FAcS and FSS are each controlled indirectly by Forum Financial Group, LLC, which is controlled by John Y. Keffer.

Under a distribution agreement (the "Distribution Agreement") with the Trust, FFS acts as the agent of the Trust in connection with the offering of shares of the Fund. FFS continually distributes shares of the Fund on a best effort basis. FFS has no obligation to sell any specific quantity of Fund shares.

FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund.

FFS may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. These financial institutions may charge a fee for their services and may receive shareholder service fees even though shares of the Fund are sold without a sales charge. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund. Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times, and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

Pursuant to the Distribution Agreement, FFS receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Fund's A Shares. Table 2 in Appendix B shows the aggregate sales charges paid to FFS, the amount of sales charge reallowed by FFS, and the amount of sales charge retained by FFS. The data are for the past three years (or shorter depending on the Fund's commencement of operations).

OTHER PROVISIONS OF THE DISTRIBUTION AGREEMENT. The Distribution Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Distribution Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders, or by a majority vote of the Board, or by FFS on 60 days' written notice to the Trust.

Under the Distribution Agreement, FFS is not liable to the Trust or the Trust's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Distribution Agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify FFS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FFS in connection with the preparation of the Registration Statement.

DISTRIBUTION PLAN - A SHARES ONLY. In accordance with Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan (the "Plan") for the Fund's A Shares which provides for payment to FFS of a Rule 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of A Shares as compensation for FFS's services as distributor.

The Plan provides that FFS may incur expenses for activities including, but not limited to, (1) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expense for services in connection with the distribution of shares; (2) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer of institution receiving such fees; (3) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (4) the costs of preparing, printing and distributing sales literature and advertising materials used by FFS or others in connection with the offering of the Fund's A Shares.

The Plan provides that all written agreements relating to the Plan must be approved by the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan ("Qualified Trustees"). In addition, the Plan requires the Trust and Forum to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made. The Plan obligates the Fund to compensate FFS for its services and not to reimburse it for expenses incurred.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Qualified Trustees. The Plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Qualified Trustees. The Plan may be terminated with respect to a Fund class at any time by the Board, by a majority of the Qualified Trustees or by that class' shareholders.

Table 3 in Appendix B shows the dollar amount of fees paid by the Fund's A Shares to FFS or its agents, the amount of fees waived by FFS or its agents and the actual fees received by FFS and its agents under the Plan. This information is provided for the past three years (or shorter period depending on the commencement of operations of the Fund's A Shares).

8.  OTHER FUND SERVICE PROVIDERS

ADMINISTRATOR. As administrator, pursuant to an administration agreement with the Trust, FAdS is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities, and providing persons satisfactory to the Board to serve as officers of the Trust.

As of June 1, 2003, for its services, FAdS receives a fee from the Fund at an annual rate of 0.09% until such time as the assets of all Trust series advised by the Adviser equal or exceed an amount equal to $50 million times the number of series in the Trust advised by the Adviser, and thereafter at an annual rate of 0.065%. There is an annual minimum charge of $40,000. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month. Prior to June 1, 2003, FAdS received a fee from the Fund at an annual rate of 0.10% of the first $100 million of the Fund's average daily net assets and 0.75% of the Fund's average daily assets in excess of $100 million, subject to a minimum fee of $40,000.

The Administration Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Administration Agreement is terminable without penalty by the Trust or by FAdS with respect to the Fund on 60 days' written notice to the Trust.

Under the Administration Agreement, FAdS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, FAdS and certain related parties (such as FAdS's officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 4 in Appendix B shows the dollar amount of the fees paid by the Fund to FAdS, the amount of the fee waived by FAdS, and the actual fees received by FAdS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

FUND  ACCOUNTANT.  As fund  accountant,  pursuant to an agreement with the Trust
(the "Accounting Agreement"), FAcS provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

For its services, FAcS receives a fee from the Fund at an annual rate of $36,000, plus $12,000 for each class above one and certain surcharges based upon the Fund's asset level as well as the number and type of the Fund's portfolio transactions and positions, plus $3,000 for the preparation of tax returns. The fee is accrued daily by the Fund and is paid monthly based on the transactions and positions for the previous month.

The Accounting Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Accounting Agreement is terminable without penalty by the Trust or by FAcS with respect to the Fund on 60 days' written notice.

Under the Accounting Agreement, FAcS is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence, or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, FAcS and certain related parties (such as FAcS's officers and persons who control FAcS) are indemnified by the Trust against any and all claims and expenses related to FAcS's actions or omissions that are consistent with FAcS's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, FAcS is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $10.00. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and the Fund.

Table 5 in Appendix B shows the dollar amount of the fees paid by the Fund to FAcS, the amount of the fee waived by FAcS, and the actual fees received by FAcS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

TRANSFER AGENT. As transfer agent and distribution paying agent, pursuant to an agreement with the Trust ("Transfer Agency Agreement"), FSS maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. FSS is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, FSS receives a fee from the Fund at an annual rate of $18,000, plus $12,000 for each class above one. The Fund also pays FSS an annual per account fee of $25 per open shareholder account and $5 per closed shareholder account. The fee is accrued daily by the Fund and is paid monthly based on the average net assets for the previous month.

The Transfer Agency Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Transfer Agency Agreement is terminable without penalty by the Trust or by FFS with respect to the Fund on 60 days' written notice.

Under the Transfer Agency Agreement, FSS is not liable for any act in the performance of its duties to the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties under the agreement. Under the agreement, FSS and certain related parties (such as FSS's officers and persons who control FSS) are indemnified by the Trust against any and all claims and expenses related to FSS's actions or omissions that are consistent with FSS's contractual standard of care.

Table 6 in Appendix B shows the dollar amount of the fees paid by the Fund to FSS, the amount of the fee waived by FSS, and the actual fees received by FSS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

CUSTODIAN. As custodian, pursuant to an agreement with the Trust, Brown Investment Advisory & Trust Company safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231.

For its services, the Custodian receives an annualized percentage of the average daily net assets of the Fund as follows:

------------------------------------------------------ ----------------------------------------------------
                    ASSETS UNDER                                          ANNUAL ASSET
                       CUSTODY                                                 FEE
------------------------------------------------------ ----------------------------------------------------
                   $0 - 1 Billion                                            0.010%
------------------------------------------------------ ----------------------------------------------------
                   $1 - 2 Billion                                            0.075%
------------------------------------------------------ ----------------------------------------------------
                   $2 - 6 Billion                                            0.050%
------------------------------------------------------ ----------------------------------------------------
                     $6 Billion                                              0.025%
------------------------------------------------------ ----------------------------------------------------

The Fund also pays an annual maintenance fee of $3,600 as well as certain other transaction fees and out-of-pocket expenses. These fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month.

LEGAL COUNSEL. Seward & Kissel LLP, 1200 G Street, N.W., Washington, D.C. 20005 passes upon legal matters in connection with the issuance of shares of the Trust.

INDEPENDENT AUDITORS. Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts, 02116-5022, independent auditors, have been selected as independent auditors for the Fund. The auditor audits the annual financial statements of the Fund and provides the Fund with an audit opinion. The auditors also review certain regulatory filings of the Fund and the Fund's tax returns.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

1.  HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2.  COMMISSIONS PAID

Table 7 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or the Adviser. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

3.  ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Fund has no obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

4.  CHOOSING BROKER-DEALERS

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund; and (2) payments made by brokers effecting transactions for the Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay).

5.  OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than the Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The nature of the services obtained for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.

Occasionally, the Adviser utilizes a broker and pays a slightly higher commission than another might charge. The higher commission is paid because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's clients and the Fund's investors.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

6.  COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

7.  TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

8.  OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

9.  PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. High portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

10. SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 8 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of the Fund's holdings at those securities as of the Fund's most recent fiscal year.

PURCHASE AND REDEMPTION INFORMATION
--------------------------------------------------------------------------------

1.  GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at FSS's offices located at Two Portland Square, Portland, Maine 04101.

Each Fund or class thereof accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

2.  ADDITIONAL PURCHASE INFORMATION


Shares of each Fund class are sold on a continuous basis by the distributor at net asset value ("NAV") plus any applicable sales charge. Accordingly, the offering price per share of a Fund class may be higher than the Fund class' NAV.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

3.  UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a manner indicating custodial capacity.

4.  PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures; you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your financial institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

5.  ADDITIONAL REDEMPTION INFORMATION

You may redeem shares of a Fund class at NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of a Fund class may be lower than the Fund class' NAV. The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

6.  SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

7.  REDEMPTION - IN KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

8.  NAV DETERMINATION

In determining the NAV of each Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

9.  DISTRIBUTIONS

Distributions of net investment income will be reinvested at a Fund class' NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

10. INITIAL SALES CHARGES (A SHARES ONLY)

A.  REDUCED SALES CHARGES

You may qualify for a reduced sales charge on purchases of the Fund's A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). If you qualify under the ROA, the sales charge you pay is based on the total of your current purchase and the net asset value (at the end of the previous fund business day) of shares that you already hold in the Fund's A Shares of A Shares of other Trust series managed by the Adviser. To qualify for ROA on a purchase, you must inform FSS and supply sufficient information to verify that each purchase qualifies for the privilege or discount. You may also enter into an LOI, which expresses your intent to invest $100,000 or more in the Fund's A Shares within a period of 13 months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund's A Shares an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction.

B.  ELIMINATION OF INITIAL SALES CHARGES

No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:

  o A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC
  o Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee
  o Trustees and officers of the Trust; directors, officers and full-time employees of the Adviser, the distributor, any of their affiliates or any organization with which the distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative
  o Any person who has, within the preceding 90 days, redeemed Fund shares and completes a reinstatement form upon investment (but only on purchases in amounts not exceeding the redeemed amounts)
  o Any person who exchanges into the Fund from another Trust series or other mutual fund that participates in the Trust's exchange program established for that Fund

The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem A Shares without a sales charge. Any shares so purchased may not be resold except to the Fund.

TAXATION
--------------------------------------------------------------------------------

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal and Maryland state income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on laws, including the Code and regulations and judicial and administrative decisions in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

1.  QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year end of the Fund is May 31 (the same as the Fund's fiscal year end).

2.  MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

  o The  Fund  must  distribute  at least  90% of its  investment company taxable income each tax year and at least 90% of its income from its tax-exempt obligations. Certain distributions made by the Fund after the close
    of  its  tax  year  are   considered   distributions
    attributable to the previous tax year for purposes of satisfying this requirement.

  o The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived with respect to its business of investing in securities.

  o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

3.  FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a significant negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

4.  FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its net investment income for each tax year. Distributions of investment company taxable income (generally, taxable net investment income and any net short-term capital gain) are taxable to you as ordinary income. Interest income from tax-exempt interest obligations is not included in investment company taxable income. If at the close of each quarter of a taxable year of the Fund, at least 50% of the value of the Fund's total assets consists of certain obligations the interest on which is excludable from gross income under Section 103(a) of the Code, the Fund may pay "exempt-interest" dividends to its shareholders. Those dividends constitute the portion of the aggregate dividends (excluding capital gain distributions), as designated by the Fund, equal to the excess of the Fund's excludable interest over certain amounts disallowed as deductions. Exempt interest dividends paid by the Fund are generally exempt from federal income tax; however, the amount of such dividends must be reported on the recipient's federal income tax return.

The Fund anticipates distributing substantially all of its net capital gain (net long-term capital gains over net short-term capital losses) for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. The Fund's distributions do not qualify for the dividends-received deduction for corporate shareholders.

Distributions by the Fund that do not constitute ordinary income dividends, exempt interest dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in your shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.

If you are a "substantial user" or a "related person" of a substantial user of facilities financed by private activity bonds held by the Fund, you may have to pay federal or Maryland state income tax on your pro rata share of the net income generated by those securities.

Interest on indebtedness incurred to purchase or carry shares of a regulated investment company paying exempt-interest dividends generally will not be deductible for federal income tax purposes to the extent attributable to exempt-interest dividends. In addition, exempt-interest dividends are included in determining the portion, if any, of a person's social security and railroad retirement benefits that are subject to federal income taxes.

The Fund will send you information annually as to the U.S. tax consequences of distributions made (or deemed made) during the year.

5.  CERTAIN TAX RULES APPLICABLE TO THE FUNDS' TRANSACTIONS

Certain regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to you. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of
Section 1256.

Any futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

6.  FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

7.  SALE, EXCHANGE, OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale, exchange, or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase
(for example, by reinvesting dividends) Fund shares or shares that are substantially identical to Fund shares within 30 days before or after the sale, exchange, or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange, or redemption of shares held for six months or less, however, will be disallowed to the extent of any exempt interest dividends received with respect to those shares, and any portion of the loss that is not disallowed will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

8.  BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 30% of distributions, and the proceeds of redemptions of shares, paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your federal income tax liability or refunded.

9.  FOREIGN SHAREHOLDERS

If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), the tax implications of income received from the Fund will depend on whether the income from the Fund is "effectively connected" with a U.S. trade or business.

If the income from the Fund is not effectively connected with your U.S. trade or business carried on by a foreign shareholder, distributions of ordinary taxable income (and short-term capital gains) paid you will be subject to U.S. withholding tax at the rate of 30% (or a lower treaty rate), if applicable, upon the gross amount of the distribution. You generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of the Fund and exempt interest dividend distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with a U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 30% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

10. STATE AND LOCAL TAXES

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Except for the Maryland state and local tax rules specifically discussed herein, these state and local rules are not discussed in this summary. Shareholders are urged to consult their tax advisors as to the consequences of state and local tax rules with respect to an investment in the Fund.

11. MARYLAND TAXES

Distributions attributable to interest received or capital gains recognized by the Fund on Maryland municipal obligations and certain U.S. government obligations are generally exempt from Maryland state and local income taxes. Distributions attributable to the Fund's other income or gains, however, are generally subject to these taxes. Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for purposes of Maryland state or local income tax.

Distributions of income derived from interest on Maryland municipal obligations may not be exempt from taxation under the laws of states other than Maryland.

12. ALTERNATIVE MINIMUM TAX

To the extent the Fund receives interest on certain private activity bonds, a proportionate part of the exempt-interest dividends paid by the Fund may be treated as an item of tax preference for the Federal alternative minimum tax and Maryland's tax on tax preference items. In addition to the preference item for interest on private activity bonds, corporate shareholders must include the full amount of exempt-interest dividends in computing tax preference items for purposes of the alternative minimum tax.

OTHER MATTERS
--------------------------------------------------------------------------------

1.  THE TRUST AND ITS SHAREHOLDERS

GENERAL INFORMATION. Forum Funds was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Austin Global Equity Fund                       Fountainhead Special Value Fund
Brown Advisory Growth Equity Fund(1)            Investors Bond Fund
Brown Advisory Intermediate Bond Fund(1)        Maine TaxSaver Bond Fund
Brown Advisory International Fund(1)            Mastrapasqua Growth Value Fund
Brown Advisory Maryland Bond Fund(1)            New Hampshire TaxSaver Bond Fund
Brown Advisory Small-Cap Growth Fund(2)         Payson Balanced Fund
Brown Advisory Small-Cap Value Fund             Payson Value Fund
Brown Advisory Value Equity Fund(1)             Polaris Global Value Fund
DF Dent Premier Growth Fund                     Shaker Fund(3)
                                                TaxSaver Bond Fund
                                                Winslow Green Growth Fund

(1) The Trust offers shares of beneficial interest in an institutional and A share class of this series.
(2) The Trust offers shares of beneficial interest in an institutional, A and B share class of this series.
(3) The Trust offers shares of beneficial interest in an intermediary, A, B and C share classes of this series

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and the Fund will continue indefinitely until terminated.

SERIES AND CLASSES OF THE TRUST. Each series or class of the Trust and its expenses will effect the performanceof the Fund or class. For more information on any other Fund or class of the Trust, investors may contact FSS.

SHAREHOLDER VOTING AND OTHER RIGHTS. Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and
(2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES. The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

FUND OWNERSHIP. As of September 2 , 2003, the percentage of shares the Fund and each Fund class owned by all officers and trustees of the Trust as a group was as follows. To the extent officers and trustees own less than 1% of the shares of the Fund or each Fund class, the table reflects "N/A" for not applicable.

----------------------------------------- ---------------------- ----------------------- ---------------------------
                                          NUMBER OF              PERCENTAGE OF           PERCENTAGE OF FUND
                                          SHARES OWNED           CLASS OWNED             SHARES OWNED
----------------------------------------- ---------------------- ----------------------- ---------------------------
Institutional Shares                      N/A                    N/A`                    N/A
----------------------------------------- ---------------------- ----------------------- ---------------------------

----------------------------------------- ---------------------- ----------------------- ---------------------------
A Shares                                  N/A                    N/A                     N/A
----------------------------------------- ---------------------- ----------------------- ---------------------------

----------------------------------------- ---------------------- ----------------------- ---------------------------

Also as of that date, certain shareholders of record owned 5% or more of a class of shares of a Fund. Shareholders known by a Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 9 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of February 5,

2003, the following shareholders may be deemed to control each Fund."Control" for this purpose is the ownership of 25% or more of a Fund's voting securities.

CONTROLLING PERSON INFORMATION

--------------------------------- ---------------------- -----------------------
                                  NUMBER OF              PERCENTAGE OF FUND
                                  SHARES OWNED           SHARES OWNED
--------------------------------- ---------------------- -----------------------
Brown Investment Advisory and     5,837,669.747                93.61
Trust Company
901 South Bond Street
Suite #400
Baltimore, MD 21231

LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY. Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. FAdS believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

CODE OF ETHICS. The Trust, the Adviser, and FFS have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and FFS. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

2.  REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

3.  FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal year ended May 31, 2003, which are included in the Funds' Annual Report to shareholders, are incorporated herein by reference. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and independent auditors' reports.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S

AAA      Bonds which are rated Aaa are judged to be of the best  quality.
         They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S & P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA       An  obligation   rated  AA  differs  from  the   highest-rated
         obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH
         INVESTMENT GRADE

AAA      Highest  credit  quality.   `AAA'  ratings  denote  the  lowest
         expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA       Very  high  credit  quality.  `AA'  ratings  denote a very low expectation  of credit risk.  They  indicate  very strong  capacity for
         timely  payment  of  financial   commitments.   This  capacity  is  not
         significantly vulnerable to foreseeable events.

A        High credit  quality.  `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50%
         - 90% of such outstanding amounts and `D' the lowest recovery potential, I.E. below 50%.

PREFERRED STOCK

MOODY'S

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A        An  issue  which  is  rated  "a"  is   considered  to  be  an
         upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B        An  issue   which  is  rated   "b"   generally   lacks   the
         characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

 NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S & P

AAA      This is the  highest  rating that may be assigned by Standard &
         Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA       A  preferred   stock  issue  rated  AA  also  qualifies  as  a
         high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB
B,CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C        A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
            o  Leading market positions in well-established industries.
            o  High rates of return on funds employed.
            o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
            o Broad margins in earnings coverage of fixed financial charges and high internal cash generation
            o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

S & P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2      A short-term  obligation  rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse change sin business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

                                       B-5
APPENDIX B - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees paid to the Adviser with respect to the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                                                 ADVISORY FEE             ADVISORY FEE            ADVISORY FEE
                                                     PAID                    WAIVED                 RETAINED
   June 1, 2002 to May 31, 2003                    $263,407                 $151,805                $111,602
   June 1, 2001 to May 31, 2002                     168,437                  168,437                   0
   December 20, 2000 to May 31, 2001                 52,227                   52,227                   0

TABLE 2 - FRONT-END SALES CHARGES - A SHARES ONLY

The following table shows the dollar amount of aggregate sales charge paid to FFS, the amount retained, and the amount reallowed to financial institutions in connection with purchases of the Fund's A Shares.

                                                AGGREGATE SALES              AMOUNT                  AMOUNT
                                                    CHARGE                  RETAINED                REALLOWED
   April 17, 2003 to May 31, 2003                     $0                       $0                      $0

TABLE 3 - RULE 12B-1 FEES - A SHARES ONLY

The following table shows the dollar amount of fees paid to FFS by the Fund, the amount of fee that was waived by FFS, if any,  and the actual  fees  received by
FFS.
                                                      FEE                     FEE                      FEE
                                                     PAID                    WAIVED                 RETAINED
   A Shares                                           $28                      $0                      $28

TABLE 4 - ADMINISTRATION FEES

The following table shows the dollar amount of fees paid to FAdS with respect to the Fund, the amount of fee that was waived by FAdS, if any, and the actual fees received by FAdS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                                                ADMINISTRATION           ADMINISTRATION          ADMINISTRATION
                                                   FEE PAID                FEE WAIVED             FEE RETAINED
   June 1, 2002 to May 31, 2003                     $52,681                  $2,373                  $50,308
   June 1, 2001 to May 31, 2002                      40,000                   6,312                   33,688
   December 20, 2000 to May 31, 2001                 17,742                   1,992                   15,750

TABLE 5 -  FUND ACCOUNTING FEES

The following table shows the dollar amount of fees paid to FAcS with respect to the Fund, the amount of fee that was waived by FAcS, if any, and the actual fees received by FAcS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                                                ACCOUNTING FEE           ACCOUNTING FEE          ACCOUNTING FEE
                                                     PAID                    WAIVED                 RETAINED
   June 1, 2002 to May 31, 2003                     $40,507                    $0                    $40,507
   June 1, 2001 to May 31, 2002                      39,000                     0                     39,000
   December 20, 2000 to May 31, 2001                 18,868                     0                     18,868

TABLE 6 - TRANSFER AGENCY FEES

The following table shows the dollar amount of fees paid to FSS with respect to the Fund, the amount of fee that was waived by FSS, if any, and the actual fees received by FSS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                                                TRANSFER AGENCY         TRANSFER AGENCY          TRANSFER AGENCY
                                                   FEE PAID                FEE WAIVED             FEE RETAINED
   June 1, 2002 to May 31, 2003                     $20,866                    $0                    $20,866
   June 1, 2001 to May 31, 2002                      18,499                     0                     18,499
   December 20, 2000 to May 31, 2001                   8,142                    0                      8,142

TABLE 7 - COMMISSIONS

The following table shows the brokerage commissions of the Fund. The data is for the past three fiscal years (or shorter period if the Fund has been in operation for a shorter period).

                                                                      TOTAL               % OF
                                                                    BROKERAGE          BROKERAGE             % OF
                                                                   COMMISSIONS        COMMISSIONS        TRANSACTIONS
                                                  TOTAL          ($) PAID TO AN        PAID TO AN        EXECUTED BY
                                                BROKERAGE       AFFILIATE OF THE    AFFILIATE OF THE   AN AFFILIATE OF
                                               COMMISSIONS           FUND OR            FUND OR          THE FUND OR
                                                   ($)               ADVISER            ADVISER            ADVISER
June 1, 2002 to May 31, 2003                       $0                  $0                 0%                 0%
June 1, 2001 to May 31, 2002                        0                   0                 0%                 0%
December 20, 2000 to May 31, 2001                   0                   0                 0%                 0%

TABLE 8 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.


REGULAR BROKER OR DEALER                              VALUE HELD
                                                         N/A

TABLE 9 - 5% SHAREHOLDERS

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of September 2, 2003.

------------------------------------------------- ----------------------- ----------------------- -------------------------
                                                  NUMBER OF SHARES        PERCENTAGE OF           PERCENTAGE OF FUND
                                                  OWNED                   CLASS OWNED             SHARES OWNED
------------------------------------------------- ----------------------- ----------------------- -------------------------
Institutional Shares
------------------------------------------------- ----------------------- ----------------------- -------------------------
Brown Investment Advisory and Trust                5,837,669.747           93.61%                  99.64%
Company
901 South Bond Street
Suite #400
Baltimore, MD 21231
------------------------------------------------- ----------------------- ----------------------- -------------------------
A Shares
------------------------------------------------- ----------------------- ----------------------- -------------------------

------------------------------------------------- ----------------------- ----------------------- -------------------------
Charles L. Stout                                              9,398.496               41.44%               0.15%
8 Malvern Court
Baltimore, MD 21204-6724
------------------------------------------------- ----------------------- ----------------------- -------------------------
Martha P. Nelson                                              4,472.272               19.72%               0.07%
16607 Old York Road
Monkton, MD 21111-1704
------------------------------------------------- ----------------------- ----------------------- -------------------------
Frank J. Hoen, Jr. & Moira McLean                            4,415.753                19.47%               0.07%
12821 Dover Road
Glyndon, MD 21136-5509
------------------------------------------------- ----------------------- ----------------------- -------------------------
Michael Deutschman & Lynn S. Deutschman                      4,395.604                19.38%               0.07%
228 Warren Avenue
Baltimore, MD 21230-3927
------------------------------------------------- ----------------------- ----------------------- -------------------------

                                       C-1
APPENDIX C - PERFORMANCE DATA
--------------------------------------------------------------------------------

TABLE 1

30 DAY YIELDS. The 30-day SEC yield and the 30-day SEC tax equivalent yield for the Fund's Institutional and A Shares as of May 31, 2003 were as follows:

                                                 30-DAY SEC YIELD                30-DAY SEC TAX EQUIVALENT YIELD
Institutional Shares                                   1.75%                                  2.99%
A Shares                                               1.39%                                  2.38%

TOTAL RETURN.  The average annual total return of the Fund's Institutional Shares as of May 31, 2003 was as
follows.

INSTITUTIONAL SHARES                                         1 YEAR          SINCE INCEPTION (ANNUALIZED)(1)
RETURN BEFORE TAXES                                          8.93%                         7.21%
RETURN AFTER TAXES ON DISTRIBUTIONS                          8.92%                         7.21%
RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES                                   6.79%                         6.53%

(1) Commenced operations on December 21, 2000.

The average annual total return of the Fund's A Shares as of May 31, 2003 was as follows.


A SHARES                                                     1 YEAR          SINCE INCEPTION (CUMULATIVE)(2)
RETURN BEFORE TAXES                                           N/A                         -2.37%
RETURN AFTER TAXES ON DISTRIBUTIONS                           N/A                         -2.37%
RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES                                    N/A                         -1.54%
(2)  Commenced operations on April 17, 2003.

APPENDIX D - PROXY VOTING PROCEDURES

                                   FORUM FUNDS

                 POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

I.       PURPOSE

         Shareholders of the various series (each a "FUND") of Forum Funds (the "TRUST") expect the Trust to vote proxies received from issuers whose voting securities are held by a Fund. The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

         This document describes the Policies and Procedures for Voting Proxies ("POLICIES") received from issuers whose voting securities are held by each Fund of the Trust.

II.      RESPONSIBILITIES

         A. ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund of the Trust for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Trust delegates to the Adviser the authority to act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies regarding resolution of a conflict of interest with respect to the Adviser.

         The adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the adviser with respect to voting proxies on behalf of the funds of the trust, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the adviser's business, and
(ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the adviser.

         The adviser shall be responsible for coordinating the delivery of proxies by the fund's custodian to the adviser or to an agent of the adviser selected by the adviser to vote proxies with respect to which the adviser has such discretion (a "PROXY VOTING SERVICE").

         B. PROXY  MANAGER.  The Trust will appoint a proxy manager (the
"PROXY MANAGER"), who shall be an officer of the Trust. The proxy manager shall oversee compliance by each Adviser and the Trust's other service providers with these policies. The proxy manager will, from to time, periodically review the policies and industry trends in comparable proxy voting policies and procedures. The proxy manager may recommend, as appropriate, revisions to update these policies to the Board.

III.     SCOPE

         These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These policies and procedures are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which the Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

IV.      POLICIES AND PROCEDURES FOR VOTING PROXIES

         A.       GENERAL

                  1. USE OF ADVISER  PROXY VOTING  GUIDELINES  OR PROXY
                  VOTING SERVICE. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Statement of Additional Information (each considered "ADVISER GUIDELINES"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

                  2. ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

         B.       ROUTINE MATTERS

                  Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. However, the position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

                  1. ELECTION OF DIRECTORS.  Proxies should be voted for
                  a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state
                  laws  and  director   indemnification
                  provisions should be supported because it is important for companies to be able to attract qualified candidates.

                  2. APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

                  3. CHANGES   IN  STATE  OF   INCORPORATION   OR   CAPITAL
                  STRUCTURE.   Management   recommendations   about
                  reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

         C.       NON-ROUTINE MATTERS

                  1. CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS.
                  These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

                  2. PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

                  3.  ANTI-TAKEOVER   ISSUES.   Measures  that  impede
                  takeovers  or  entrench  management  will  be  evaluated  on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

                  4.  EXECUTIVE   COMPENSATION.   Although   management
                  recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

                  5. SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

         D.       CONFLICTS OF INTEREST

                  The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a fund advised by the Adviser. A

         "conflict of interest"  includes,  for
         example, any circumstance when the fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. Each Adviser is responsible for maintaining procedures to identify conflicts of interest.

                  The Adviser should vote proxies relating to such issuers in accordance with the following procedures:

                  1. ROUTINE  MATTERS  CONSISTENT  WITH  POLICIES.  The
                  Adviser may vote proxies for routine matters as required by these Policies or as required by the Adviser Guidelines (if any).

                  2. IMMATERIAL CONFLICTS. The Adviser may vote proxies for non-routine matters consistent with these Policies or any Adviser Guidelines if the Adviser determines that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances.

                  3. MATERIAL CONFLICTS AND NON-ROUTINE  MATTERS. If the
                  Adviser believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by these Policies or the Adviser Guidelines (if any), then --

                           a. If the Adviser uses a Proxy Voting Service, the proxy may be voted consistent with the recommendations of the Proxy Voting Service PROVIDED that the Adviser believes that such a vote is consistent with the best interests of the Fund's shareholders.

                           b. If the Adviser does not use a Proxy Voting Service, then the Adviser shall contact the Proxy Manager for review and determination. In the event that the Proxy Manager determines that he/she has a conflict of interest, the Proxy Manager shall submit the matter for determination to a member of the Board of Trustees of the Trust (the "Board") who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Proxy Manager or the Board member will consider the best interests of Fund shareholders and may consider the recommendations of independent third parties that evaluate proxy proposals.

         E.       ABSTENTION

                  The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.



As adopted July 31, 2003

                     BROWN INVESTMENT ADVISORY, INCORPORATED
                      PROXY VOTING PROCEDURES AND POLICIES
                  REGARDING BROWN ADVISORY GROWTH EQUITY FUND,
                      BROWN ADVISORY INTERMEDIATE BOND FUND
                        BROWN ADVISORY INTERMEDIATE FUND
                      BROWN ADVISORY SMALL-CAP GROWTH FUND
                        BROWN ADVISORY VALUE EQUITY FUND

                               AS OF JULY 31, 2003


I.       GENERAL STATEMENT

Brown Investment Advisory, Incorporated (the "Adviser") has discretion to vote the proxies received by Brown Advisory Growth Equity Fund, Brown Advisory
Intermediate Bond Fund, Brown Advisory Intermediate Fund, Brown Advisory Small-Cap Growth Fund, and Brown Advisory Value Equity Fund (each a "Fund"), each a series of Forum Funds (the "Trust"), a registered investment company.
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser will vote those proxies in the best interest of the Funds' shareholders and in accordance with these procedures and policies.

II.      POLICIES AND PROCEDURES FOR VOTING PROXIES

         In its role as investment adviser to the Funds, Adviser has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust's policies do not cover potential voting issues with respect to proxies received by a Fund, each Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund's investment objectives, subject to the provisions of the Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

         The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of a Fund. A "conflict of interest," means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Trust's procedures as they relate to the resolution of conflicts of interest with respect to voting shares of each Fund.

III.     RECORDKEEPING

         The Portfolio Manager or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

         A. Copies of the proxy voting procedures and policies, and any amendments thereto.

         B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

         C.       A record of each vote that the Adviser casts.

         D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.


         E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV.      DISCLOSURE

         A.       The Adviser will disclose in its Form ADV Part II that
                  its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these
                  procedures   and   policies.   If  a  client   requests   this
                  information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.


         B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.


Signed:
                           -----------------

Print Name:
                                    --------

Title:
                                    --------

Date:
                  --------------------------

[LOGO]                                  STATEMENT OF ADDITIONAL INFORMATION
FORUM
FUNDS                                   OCTOBER 1, 2003




                                          MASTRAPASQUA
                                          GROWTH VALUE FUND
INVESTMENT ADVISER:

Mastrapasqua Asset Management
814 Church Street, Suite 600
Nashville, TN  37203

ACCOUNT INFORMATION
AND SHAREHOLDER SERVICES:

Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112
(800) 448-0982
(207) 879-0001




This Statement of Additional Information ("SAI") supplements the Prospectus dated October 1, 2003, as may be amended from time to time, offering shares of Mastrapasqua Growth Value Fund, a separate series of Forum Funds, a registered, open-end management investment company. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Forum Shareholder Services at the address or telephone number listed above.

Financial statements for the Fund for the year ended May 31, 2003 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

GLOSSARY                                                                       1

INVESTMENT POLICIES AND RISKS                                                  2

OPTIONS                                                                        3

INVESTMENT LIMITATIONS                                                         8

PERFORMANCE DATA AND ADVERTISING                                               9

MANAGEMENT                                                                    13

PORTFOLIO TRANSACTIONS                                                        21

PURCHASE AND REDEMPTION INFORMATION                                           23

TAXATION                                                                      25

OTHER MATTERS                                                                 29

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS                               A-1

APPENDIX B - MISCELLANEOUS TABLES                                            B-1

APPENDIX C - PERFORMANCE DATA                                                C-1

APPENDIX D - PROXY VOTING PROCEDURES                                         D-1

GLOSSARY
--------------------------------------------------------------------------------

As used in this SAI, the following terms have the meanings listed.

     "Adviser" means Mastrapasqua Asset Management

     "Board" means the Board of Trustees of the Trust.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Custodian" means Forum Trust, LLC, the custodian of the Fund's assets.

     "Disinterested Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

     "FAcS" means Forum Accounting Services, LLC, the fund accountant of the Fund.

     "FAdS" means Forum Administrative Services, LLC, the administrator of the Fund.

     "Fitch" means Fitch Ratings.

     "FFS" means Forum Fund Services, LLC, the distributor of the shares of the Fund.

     "Fund" means Mastrapasqua Growth Value Fund.

     "IRS" means Internal Revenue Service.

     "Moody's" means Moody's Investors Service.

     "NAV" means net asset value per share.

     "NRSRO" means a nationally recognized statistical rating organization.

     "SAI" means Statement of Additional Information.

     "SEC" means the U.S. Securities and Exchange Commission.

     "S&P" means Standard & Poor's, a Division of the McGraw Hill Companies.

     "Trust" means Forum Funds.

     "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     "1933 Act" means the Securities Act of 1933, as amended.

     "1940 Act" means the Investment Company Act of 1940, as amended.

INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

The Fund is a diversified series of the Trust. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund may make.

1. COMMON AND PREFERRED STOCK

GENERAL. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

RISKS. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2. CONVERTIBLE SECURITIES

GENERAL. The Fund may invest in rated or unrated convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinate to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

RATINGS. The Fund's investments in convertible securities are subject to credit risk relating to the financial condition of the issuers of the convertible securities that the Fund holds. Unrated convertible securities may not be as actively traded as rated securities. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

RISKS. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

3. WARRANTS & STOCK RIGHTS

GENERAL. Warrants, typically issued with preferred stock or bonds, give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the market value of the common stock at the time of the warrant's issuance. Warrants typically have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. The Fund will limit its purchases of warrants to not more than 5% of the value of its assets. The Fund may also invest up to 5% of the value of its assets in stock rights. A stock rights is an option given to a shareholder to buy additional shares of common stock at a predetermined price during a specified time.

RISKS. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4. OPTIONS

GENERAL. The Fund may purchase call and put options and write (sell), to a limited extent, only covered call and put options to enhance the Fund's performance or to hedge against either a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. The Fund may write covered options on securities in which it may invest currencies and securities indices comprised of securities in which it may invest. The Fund may only invest in options that trade on an exchange or in an over-the-counter market. Options are considered to be derivatives. Use of options is subject to regulation by the SEC, the several options exchanges on which options are traded or the Commodities Futures Trading Commission ("CFTC"). No assurance can be given that any hedging or option income strategy will achieve its intended result.

If the Fund will be financially exposed to another party due to its investments in options, the Fund will maintain either: (1) an offsetting ("covered") position in the underlying security or an offsetting option contract; or (2) cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. The Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets") in a segregated account with the Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the option strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of a covered position or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

OPTIONS ON INDICES. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

OPTIONS ON FOREIGN CURRENCY. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

LIMITATIONS ON OPTIONS TRANSACTIONS. The Fund may invest in options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

The Fund (1) will not hedge more than 25% of its total assets by buying put options and writing call options (so called "short positions"), (2) will not write put options whose underlying value exceeds 25% of the Fund's total assets, and (3) will not buy call options with a value exceeding 5% of the Fund's total assets.

RISKS. There are certain investment risks associated with options transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests;
(4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions; and (5) the possible need to delay settling certain option positions to avoid adverse tax consequences.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The Fund's activities in the options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

5. FOREIGN SECURITIES

GENERAL. The Fund may invest in securities of foreign issuers but expects to limit investments in foreign issuers to less than 15% of its assets. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.

RISKS. Dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of your assets.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

6. DEPOSITARY RECEIPTS

GENERAL. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. The Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

RISKS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

7. REPURCHASE AGREEMENTS

GENERAL. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund's custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income on its uninvested cash for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

RISKS. The Fund may be exposed to the risks of financial failure or insolvency of the counter party to the transaction. To help reduce those risks, the Adviser monitors and evaluates the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks.

8. LEVERAGE
GENERAL. The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Lending portfolio securities are transactions involving leverage. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

SECURITIES LENDING. The Fund may lend portfolio securities in an amount up to 33 1/3% of its assets to brokers, dealers and other financial institutions. Securities loans must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loan permits the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

RISKS. Leverage creates the risk of magnified capital losses. Borrowings and other liabilities that exceed the equity base of the Fund may magnify losses incurred by the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund's securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, the Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

9. ILLIQUID AND RESTRICTED SECURITIES

GENERAL. The Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

RISKS. Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

DETERMINATION OF LIQUIDITY. The Adviser makes determinations of liquidity pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

10. U.S. GOVERNMENT SECURITIES

GENERAL. U.S. Government Securities may be supported by the full faith and credit of the United States (e.g., mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S.
Treasury (e.g., Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (e.g., Federal Home Loan Mortgage Corporation securities).

RISKS. Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it is not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

11. BANK OBLIGATIONS

GENERAL. The Fund may invest in obligations of U.S. banks including certificates of deposit, bankers' acceptances, having total assets at the time of purchase in excess of $1 billion. Such banks must also be members of the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft that has been drawn by a customer and are usually backed by goods in international trade. Certificates of deposit which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund's performance.

The Fund also may invest in certificates of deposit issued by foreign banks, denominated in any major foreign currency. The Fund will invest in instruments issued by foreign banks which, in the view of its investment adviser and the Trust's Trustees, are of credit-worthiness and financial stature in their respective countries comparable to U.S. banks in which the Fund invests.

RISKS. Obligations of banks are debt securities. The value of debt securities may fluctuate in response to changes in interest rates. An increase in interest rates typically cause a fall in the value of the debt securities in which the Fund may invest. Debt securities are also subject to the risk that the issuer's financial condition may change. The issuer, for example, may default or become unable to pay interest or principal due on the security.

12.  CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. Under a Core and Gateway structure the Fund would hold, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

13.  TEMPORARY DEFENSIVE POSITION

The Fund may assume a temporary defensive position and may invest without limit in commercial paper and other money market instruments that are of prime quality. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less. The money market instruments in which the Fund may invest include U.S. Government Securities, time deposits, bankers' acceptances and certificates of deposit of depository institutions (such as banks), corporate notes and short-term bonds and money market mutual funds. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. These obligations often include the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

For purposes of all investment policies of the Fund: (1) the term "1940 Act" includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term "Code" includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

Fundamental policies of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval. The Fund's investment objective is a fundamental policy.

1.  FUNDAMENTAL LIMITATIONS

The Fund has adopted the following fundamental policies.

DIVERSIFICATION. The Fund may not, with respect to 75% of its assets, purchase a security if as a result: (1) more than 5% of its assets would be invested in the securities of any single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer. This restriction does not apply to securities issued by the U.S. Government, its agencies or instrumentalities or securities of investment companies. The Fund reserves the right to invest up to 100% of its investable assets in one investment company.

CONCENTRATION. The Fund will not invest 25% or more of the value of its assets in any one industry.

UNDERWRITING ACTIVITIES. The Fund will not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.

BORROWING. The Fund may borrow money, but not in excess of 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing) subject to investment limitations specified in the Fund's prospectus.

MARGIN AND SHORT SALES. The Fund may not purchase securities on margin; however, the Fund may make margin deposits in connection with permissible futures contracts, options and other investments. The Fund may not sell securities short.

INVESTING FOR CONTROL. The Fund may not make investments for the purpose of exercising control or management.

REAL ESTATE. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein.

COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

LENDING. The Fund will not lend money except in connection with the acquiring of permissible debt instruments. The Fund may make loans of portfolio securities and enter into repurchase agreements.

SENIOR SECURITIES. The Fund may not issue senior securities except to the extent permitted by the 1940 Act.

2.  NONFUNDAMENTAL LIMITATIONS

The Fund has adopted the following nonfundamental investment limitations:

ILLIQUID SECURITIES. The Fund may not invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value, (2) repurchase agreements not entitling the holder to payment of principal within seven days and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board of Trustees.

WARRANTS. The Fund may not invest in warrants, valued at the lower of cost or market, more than 5% of the value of the Fund's net assets (included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value).

MARGIN. The Fund may not purchase securities on margin; however, the Fund may make margin deposits in connection with any hedging instruments, which it may use as permitted by any of its other fundamental policies.

PERFORMANCE DATA AND ADVERTISING
--------------------------------------------------------------------------------

1.  PERFORMANCE DATA

The Fund may quote  performance  in various ways.  All  performance  information
supplied  in  advertising,  sales  literature,   shareholder  reports  or  other
materials is historical and is not intended to indicate future returns.

The Fund may compare any of its performance information with:

     o Data published by independent evaluators such as Morningstar, Inc., Lipper Inc., iMoneyNet, Inc. (IBC Financial Data, Inc.), CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

     o    The performance of other mutual funds.

     o The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Morgan Stanley - Europe, Australia, Far East Index, the Dow Jones Industrial Average, the Salomon Smith Barney Indices, the Lehman Bond Indices, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of the Fund but rather are standards by which the Fund's Adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

The Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

The Fund's performance will fluctuate in response to market conditions and other factors.

2.  PERFORMANCE CALCULATIONS

The Fund's performance may be quoted in terms of yield or total return. Table 1 in Appendix C includes performance information for the Fund.

3.  TOTAL RETURN CALCULATIONS

The Fund's total return shows the Fund's overall change in value, including changes in share price, and assumes all of the Fund's distributions are reinvested. Total return figures may be based on amounts invested in the Fund.

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total return, the Fund: (1) determines the growth or decline in value of a hypothetical historical investment over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return before taxes on distributions and/or the sale of Fund shares is calculated according to the following formula:

         P(1+T)n = ERV

         Where:
                  P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

Average annual total return, after taxes on distributions, but before taxes on the sale of Fund shares, is calculated according to the following formula:

         P (1 + T)n  =  ATV[D]

         Where:
                  P  =              hypothetical initial payment of $1,000;
                  T  =              average annual total return (after taxes on distributions);
                  n  =              period covered by the computation, expressed in years.
                  ATV[D] =          ending value of a hypothetical $1,000 payment made at the beginning of the 1-,
                                    5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions
(e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Note that the required tax rates may vary over the measurement period.

Average annual total return, after taxes on distributions and sale of Fund shares, is calculated according to the following formula:

         P (1 + T)n  =  ATV[DR]

         Where:

                  P  =              hypothetical initial payment of $1,000;


                                       10



                  T =               average annual total return (after taxes on distributions and sale of Fund shares);
                  n =               period covered by the computation, expressed in years.
                  ATV[DR] =         ending value of a hypothetical $1,000 payment made at the beginning of the 1-,
                                    5- or 10-year (or other) periods at the end of the applicable  period (or fractional portion), after taxes on fund distributions and sale of Fund shares.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and for shares acquired through reinvested dividends. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

OTHER MEASURES OF TOTAL RETURN. Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods. For instance, the Fund may quote unaveraged or cumulative total returns, which reflect the Fund's performance over a stated period of time. Moreover, total returns may be stated in their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period.

Period total return, without considering taxes on distributions or on sales of Fund shares, is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT       =        period total return
                  The other definitions are the same as in average annual total return before taxes on distributions and/or sale of Fund shares described above

Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

4.  OTHER MATTERS

The Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's investment adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the net asset value, net assets or number of shareholders of the Fund as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,188 at the end of the second year (an increase of $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of the Fund's performance.

The Fund may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in the Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                       SYSTEMATIC                           SHARE                          SHARES PURCHASED
      PERIOD           INVESTMENT                           PRICE
        1                 $100                               $10                                10.00
        2                 $100                               $12                                 8.33
        3                 $100                               $15                                 6.67
        4                 $100                               $20                                 5.00
        5                 $100                               $18                                 5.56
        6                 $100                               $16                                 6.25
                    -----------------                  -----------------                  -------------------
   Total Invested:        $600         Average Price:       $15.17         Total Shares:        41.81

In connection with its advertisements, the Fund may provide "shareholder's letters" which serve to provide shareholders or investors with an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices

MANAGEMENT
--------------------------------------------------------------------------------

1.       TRUSTEES AND OFFICERS

The Trustees and officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Adviser or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The names of the Trustees and officers of the Trust, their position with the Trust, length of time serving the Trust, address, date of birth and principal occupations during the past five years are set forth below. For the Trustees, information concerning the number of portfolios in the Fund Complex overseen by the Trustee and other Trusteeships held by the Trustee has also been included. The Fund Complex includes four other investment companies for which the Forum Financial Group, LLC group of companies provides services. Interested and disinterested Trustees have been segregated.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE    TIME                  PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST      SERVED2                                         TRUSTEE
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
INTERESTED TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
John Y. Keffer1             Chairman    1989-       Member and Director, Forum        26             None
Born:  July 15, 1942        President   Present     Financial Group, LLC (a mutual
Two Portland Square                                 fund services holding company)
Portland, ME 04101                                  Director,  various affiliates of
                                                    Forum   Financial   Group,   LLC
                                                    including  Forum Fund  Services,
                                                    LLC (Trust's underwriter)

                                                    Chairman/President   of  two
                                                    other  investment  companies
                                                    within the fund complex.
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
1        John Y. Keffer  indirectly  controls the entities  that provide  administration,  distribution,  fund  accounting, transfer  agency and  custodial  services to the Trust.  Mr.  Keffer also  indirectly  controls  Forum  Investment
         Advisors, LLC, the investment adviser to certain Trust series.
2        Each Trustee and Officer holds office until he or she resigns, is removed or a successor is elected and qualified.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE    TIME                  PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST      SERVED1                                         TRUSTEE
---------------------------- ----------- ----------- --------------------------------- -------------- -------------------
DISINTERESTED TRUSTEES
---------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Costas Azariadis             Trustee     1989-       Professor of Economics,           24             None
Born:  February 15, 1943                 Present     University of California-Los
Department of Economics                              Angeles
University of California                             Visiting Professor of
Los Angeles, CA 90024                                Economics, Athens University of
                                                     Economics and Business 1998
                                                     - 1999 Trustee of one other
                                                     investment  company  within
                                                     the fund complex
---------------------------- ----------- ----------- --------------------------------- -------------- -------------------
James C. Cheng               Trustee     1989-       President, Technology Marketing   24             None
Born:  July 26, 1942                     Present     Associates
27 Temple Street                                     (marketing company for small
Belmont, MA 02718                                    and medium sized businesses in
                                                     New England)
                                                     Trustee of one other investment
                                                     company within the fund complex
---------------------------- ----------- ----------- --------------------------------- -------------- -------------------
J. Michael Parish            Trustee     1989-       Retired                           24             None
Born:  November 9, 1943                  Present     Partner, Wolfe, Block, Schorr
250 Park Avenue                                      and Solis-Cohen LLP (law firm)
New York, NY 10177                                   2002 - 2003
                                                     Partner, Thelen Reid & Priest
                                                     LLP (law firm) from 1995 - 2002
                                                     Trustee of one other  investment
                                                     company within the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE    TIME                  PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST      SERVED1                                         TRUSTEE
---------------------------- ----------- ----------- --------------------------------- -------------- -------------------
OFFICERS
---------------------------- ----------- ----------- --------------------------------- -------------- -------------------
David I. Goldstein           President   2003-       Director of Business              N/A            N/A
Born: August 3, 1961                     Present     Development, Forum Financial
Two Portland Square                                  Group, LLC since 2000
Portland, ME 04101
                                                     Managing    Director    and
                                                     General   Counsel,    Forum
                                                     Financial  Group,  LLC from
                                                     1991 to 2000  Secretary  of
                                                     Forum Financial  Group, LLC
                                                     and its various  affiliates
                                                     including Forum Fund
                                                     Services, LLC
                                                     President/Assistant
                                                     Secretary of one other
                                                     investment company within
                                                     the fund complex
                                                      Officer of one other
                                                     investment company for which
                                                     the Forum Financial Group of
                                                     companies provides services
---------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Beth P. Hanson               Vice        2003-       Senior Manager, Relationship      N/A            N/A
Born:  July 15, 1966         President/  Present     Management Department and
Two Portland Square          Assistant               various other positions prior
Portland, Maine  04101       Secretary               thereto, Forum Financial Group,
                                                     LLC since 1995
                                                     Vice-President/Assistant
                                                     Secretary of one other
                                                     investment company within the
                                                     fund complex
---------------------------- ----------- ----------- --------------------------------- -------------- -------------------

1 Each Trustee and Officer holds office until he or she resigns, is removed or a successor is elected and qualified.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                            POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING      COMPLEX     TRUSTEESHIPS HELD
          NAME,             WITH THE    TIME                  PAST 5 YEARS             OVERSEEN BY      BY TRUSTEES
     AGE AND ADDRESS          TRUST      SERVED1                                         TRUSTEE
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
OFFICERS
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Stacey E. Hong              Treasurer   2002-       Director, Forum Accounting        N/A            N/A
Born:  May 10, 1966                     Present     Services, LLC since 1992
Two Portland Square                                 Treasurer of three other
Portland, ME 04101                                  investment companies within the
                                                    fund complex Officer of five
                                                    other  investment  companies
                                                    for    which    the    Forum
                                                    Financial Group of companies
                                                    provides services
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Leslie K. Klenk             Secretary   1998-       Counsel, Forum Financial Group,   N/A            N/A
Born:  August 24, 1964                  Present     LLC since 1998
Two Portland Square                                 Associate General Counsel,
Portland, ME 04101                                  Smith Barney Inc. (brokerage
                                                    firm) 1993 - 1998
                                                    Secretary of one other
                                                    investment company within
                                                    the fund complex Officer of
                                                    four other investment
                                                    companies for which the
                                                    Forum Financial Group of
                                                    companies provides services
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

1 Each Trustee and Officer holds office until he or she resigns, is removed or a successor is elected and qualified.

2.       TRUSTEE OWNERSHIP IN THE SAME FAMILY OF FUNDS

------------------------------------- ----------------------------------------- --------------------------------------

                                                                                 AGGREGATE DOLLAR RANGE OF OWNERSHIP
                                                                                AS OF DECEMBER 31, 2002 IN ALL FUNDS
                                      DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN      OVERSEEN BY TRUSTEE IN THE SAME
TRUSTEES                                           THE FUND AS OF                  FAMILY OF INVESTMENT COMPANIES
                                                 DECEMBER 31, 2002
------------------------------------- ----------------------------------------- --------------------------------------
INTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
John Y. Keffer                                          None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
DISINTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
Costas Azariadis                                        None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
James C. Cheng                                          None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
J. Michael Parish                                       None                                    None
------------------------------------- ----------------------------------------- --------------------------------------

3.       OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2002, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

4.       INFORMATION CONCERNING TRUST COMMITTEES

AUDIT COMMITTEE. The Trust's Audit Committee consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. The Audit Committee, among other things, is responsible for (1) making recommendations to the Board regarding the selection of the independent public accountants and the audit and non-audit services to be performed on behalf of the Trust; (2)
reviewing the methods, scope, and results of audits; (3) evaluating the independence of auditors; and (4) reviewing the Trust's internal accounting procedures and controls. During the fiscal year ended May 31, 2003, the Audit Committee met three times.

NOMINATING COMMITTEE. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting these nominations to the Board. During the fiscal year ended May 31, 2003, the Nominating Committee did not meet.

VALUATION COMMITTEE. The Trust's Valuation Committee, which meets when necessary, consists of all the Trustees and officers of the Trust. Three committee members, at least one of whom is a Trustee, constitutes a quorum. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended May 31, 2003, the Valuation Committee met seven times.

5.       COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee of the Trust is paid a quarterly retainer fee of $1,500 for his service to the Trust. In addition, each Trustee is paid a fee of $750 for each Board meeting attended (whether in person or by electronic communication). Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for his service as Trustee of the Trust. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Trust and the Fund Complex, which includes all series of the Trust and two other investment companies for which Forum Financial Group, LLC provides services, for the fiscal year ended May 31, 2003.

------------------------- ---------------------- ---------------------- ---------------------- ----------------------
                                                                                                TOTAL COMPENSATION
                                                                                                FROM TRUST AND FUND
                            COMPENSATION FROM                                                         COMPLEX
        TRUSTEE                   FUND                 BENEFITS              RETIREMENT
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
John Y. Keffer                  $    0.00                 $0                     $0                  $         0.00
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Costas Azariadis                 81.00                      0                      0                 18,000.00
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
James C. Cheng                   81.00                      0                      0                 18,000.00
------------------------- ---------------------- ---------------------- ---------------------- ----------------------
J. Michael Parish                81.00                      0                      0                 18,000.00
------------------------- ---------------------- ---------------------- ---------------------- ----------------------

6.       INVESTMENT ADVISER

SERVICES OF ADVISER. The Adviser serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund.

OWNERSHIP OF ADVISER. The Adviser is a private Tennessee corporation controlled by Frank Mastrapasqua.

FEES. The Adviser's fee is calculated as a percentage of the Fund's average daily net assets. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month. In addition to the investment advisory fee paid by the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invest in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees paid by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

OTHER PROVISIONS OF ADVISER'S AGREEMENT. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the Fund's shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any party to the Advisory Agreement.

The Advisory Agreement is terminable without penalty by the Trust on 60 days' written notice when authorized either by a vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment or in any event whatsoever except for breach of fiduciary duty, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

ADVISORY AGREEMENT APPROVAL. In approving the continuation of the Advisory Agreement with respect to the Fund, the Board, including the Disinterested Trustees, carefully considered the nature and quality of services provided to the Fund, including information provided by the Adviser regarding its personnel servicing the Fund as well as the Adviser's compliance program. The Board was informed that the Adviser did not experience any material code of ethics, compliance violations or regulatory problems since the last approval of the Advisory Agreement. The Board did note that the Adviser had been recently undergone a routine SEC examination and was advised by the Adviser that all issues raised were addressable and did not specifically relate the Adviser's services rendered to the Fund.

The Board also considered the Adviser's compensation and profitability for providing advisory services to the Fund and analyzed comparative information on fees, expenses, and performance of similar mutual funds. In this regard, the Board noted that while the Adviser's contractual advisory fee was higher than the mean and median advisory fee for its Lipper Inc. peer group, the Adviser's advisory fee after waivers was below the mean and median advisory fee, after waivers, for its Lipper Inc. peer group. The Board also noted the Adviser's intent to continue to waive a portion of its fee through September 30, 2004 in order to maintain the Fund's total annual operating expenses at 1.65% of the Fund's average daily net assets. Moreover, the Board noted that the Fund's recent performance was strong and it had outperformed its Lipper Inc. comparison group, the Russell 1000 Growth Index, and the Russell 3000 Index for the 3 month, 6 month, 9 month and 1 year periods ended May 31, 2003.

The Board reviewed the nature and extent of benefits that the Adviser received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund and the Adviser's trading policies and average commissions per trade charged to the Fund. In addition, the Board was informed that the Adviser was financially able to provide advisory services to the Fund. The Board also considered the errors and omission policy, the liability insurance and the disaster recovery plan maintained by the Adviser.

After requesting and reviewing such information, as it deemed necessary, the Board concluded that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

7.       DISTRIBUTOR

SERVICES AND COMPENSATION OF DISTRIBUTOR. FFS, the distributor (also known as principal underwriter) of the shares of the Fund, is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

FFS, FAdS, FAcS and FSS are each controlled indirectly by Forum Financial Group, LLC, which is controlled by John Y. Keffer.

Under a distribution agreement (the "Distribution Agreement") with the Trust, FFS acts as the agent of the Trust in connection with the offering of shares of the Fund. FFS continually distributes shares of the Fund on a best effort basis. FFS has no obligation to sell any specific quantity of Fund shares.

FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund.

FFS may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Fund. These financial institutions may charge a fee for their services and may receive shareholder service fees even though shares of the Fund are sold without a sales charge. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund. Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

FFS does not receive a fee for services performed under the Distribution Agreement.

OTHER PROVISIONS OF DISTRIBUTION AGREEMENT. The Distribution Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees.

The Distribution Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders, by a majority vote of the Board or by FFS on 60 days' written notice to the Trust.

Under the Distribution Agreement, FFS is not liable to the Trust or the Trust's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Distribution Agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify FFS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FFS in connection with the preparation of the Registration Statement.

8.       OTHER FUND SERVICE PROVIDERS

ADMINISTRATOR. As administrator, pursuant to an agreement with the Trust, FAdS is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, FAdS receives a fee from the Fund at an annual rate of 0.15% of the first $100 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $100 million. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

The Administration Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause, and without penalty, by the Trust or by FAdS with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, FAdS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, FAdS and certain related parties (such as FAdS's officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 2 in Appendix B shows the dollar amount of the fees paid by the Fund to FAdS, the amount of the fee waived by FAdS and the actual fees received by FAdS. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

FUND ACCOUNTANT. As fund accountant, pursuant to an accounting agreement with the Trust (the "Accounting Agreement"), Forum Accounting Services, LLC (FAcS) provides fund accounting services to the Fund. These services include calculating the NAV per share of the Fund and preparing the Fund's financial statements and tax returns.

For its services, FAcS receives a fee from the Fund at an annual rate of $36,000 with certain surcharges based upon the number and type of the Fund's portfolio transactions and positions. The fee is accrued daily by the Fund and is paid monthly based on the transactions and positions for the previous month.

The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by FAcS with respect to the Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.Under the Accounting Agreement, FAcS is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, FAcS and certain related parties (such as FAcS's officers and persons who control FAcS) are indemnified by the Trust against any and all claims and expenses related to FAcS's actions or omissions that are consistent with FAcS's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, FAcS is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $10.00. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and the Fund.

Table 3 in Appendix B shows the dollar amount of the fees paid by the Fund to FAcS, the amount of the fee waived by FAcS and the actual fees received by FAcS. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

TRANSFER AGENT. As transfer agent and distribution paying agent, pursuant to a transfer agent agreement with the Trust (the "Transfer Agent Agreement"), the FSS maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, FSS receives a fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund, an annual fee of $18,000 and $18 per shareholder account.

The Transfer Agency Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Transfer Agency Agreement is terminable with or without cause and without penalty, by the Trust or FSS on 90 days' written notice to the Trust. The Transfer Agency Agreement is terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Transfer Agent Agreement, FSS is not liable for any act in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement. Under the Transfer Agent Agreement, the Transfer Agent and certain related parties (such as the Transfer Agent's officers and persons who control the Transfer Agent) are indemnified by the Trust against any and all claims and expenses related to FSS's actions or omissions that are consistent with FSS's contractual standard of care.

Table 4 in Appendix B shows the dollar amount of the fees paid by the Fund to FSS, the amount of the fee waived by FSS and the actual fees received by FSS. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

SHAREHOLDER SERVICING AGENT. Pursuant to a Shareholder Service Plan (the "Plan") between the Trust and FAdS, FAdS is authorized to perform, or arrange for the performance of, certain activities relating to the servicing and maintenance of shareholder accounts not otherwise provided by FSS ("Shareholder Servicing Activities"). Under the Plan, FAdS may enter into shareholder service agreements with financial institutions or other persons who provide Shareholder Servicing Activities for their clients invested in the Fund.

Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records for shareholders of the Fund;
(2) answering client inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services; (3) providing necessary personnel and facilities to establish and maintain client accounts and records; (4) assisting clients in arranging for processing purchase, exchange and redemption transactions; (5) arranging for the wiring of funds; (6) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (7) integrating periodic statements with other shareholder transactions; and (8) providing such other related services as the shareholder may request.

As compensation for the Shareholder Servicing Activities, the Trust pays the shareholder servicing agent, through FAdS, a fee of up to 0.25% of the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Any material amendment to the Plan must be approved by the Board, including a majority of the Disinterested Trustees. The Plan may be terminated without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Trustees who are not parties to the Plan or interested persons of any such party; or (2) by FAdS.

Table 5 in Appendix B shows the dollar amount of the fees paid by the Fund under the Plan, the amount of the fees waived by FAdS, and the actual fees received by FAdS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

CUSTODIAN. Forum Trust, LLC safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

For its services, the Custodian receives a fee that is primarily based on an annualized percentage of the average daily net assets of the Fund. The Fund also pays an annual domestic custody fee as well as certain other transaction fees.

LEGAL COUNSEL. Seward & Kissel LLP, 1200 G Street, NW, Washington, D.C. 20005, passes upon legal matters in connection with the issuance of shares of the Trust.

INDEPENDENT AUDITORS. Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts, 02116-5022, independent auditors, have been selected as auditors for the Fund. The auditors audit the annual financial statements of the Fund and provide the Fund with an audit opinion. The auditors also review certain regulatory filings of the Fund and the Fund's tax returns.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

1.  HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2.  COMMISSIONS PAID

Table 6 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or the Adviser. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

3.  ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. The Fund does not have any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

4.  CHOOSING BROKER-DEALERS

The Fund may not always pay the lowest commission or spread available. The spread is the difference between the bid and offer price. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund; and (2) take into account payments made by brokers effecting transactions for the Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.)

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

5.  OBTAINING RESEARCH FROM BROKERS

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's clients and the Fund's investors.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

6.  COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

7.  TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

8.  OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

9.  PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

10.  SECURITIES OF REGULAR BROKER-DEALERS

From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 7 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

PURCHASE AND REDEMPTION INFORMATION
--------------------------------------------------------------------------------

1.  GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at Two Portland Square, Portland, Maine 04101.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

Shares of the Fund as well as other funds of the Trust may not be available for sale in the state in which you reside. Please check with the Transfer Agent or your investment professional to determine a class or fund's availability.

2.  ADDITIONAL PURCHASE INFORMATION

The distributor sells shares of the Fund on a continuous basis. The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value, which is readily ascertainable.

3.  IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

4.  UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

5.  PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. When you purchase the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

6.  ADDITIONAL REDEMPTION INFORMATION

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

7.  SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

8.  REDEMPTION IN-KIND

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of the Fund. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

9.  NAV DETERMINATION

In determining the Fund's NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

10.  DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION
--------------------------------------------------------------------------------

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and their shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

1.  QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year end of the Fund is May 31 (the same as the Fund's fiscal year end).

2.  MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

     o The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

     o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

     o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

3.  FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

4.  FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. These distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

Some of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and is treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose NAV at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

5.  CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund that may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of Section 1256 contracts.

6.  FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

7.  SALE OR REDEMPTION OF SHARES

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. For this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

8.  BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax. Any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

9.  FOREIGN SHAREHOLDERS

If you are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), the tax implications of income received from the Fund will depend on whether the income from the Fund is "effectively connected" with your U.S. trade or business.

If the income from the Fund is not effectively connected with your U.S. trade or business, distribution of ordinary income (and short-term capital gains) paid to you will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a noncorporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to distributions from the Fund can differ from the rules for U.S. federal income taxation described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund.

10.  STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from the Fund can differ from the rules for U.S. federal income taxation described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund, distributions from the Fund.

11.      FOREIGN INCOME TAX

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined.

OTHER MATTERS
--------------------------------------------------------------------------------

1.  THE TRUST AND ITS SHAREHOLDERS

GENERAL INFORMATION. Forum Funds was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Austin Global Equity Fund                       Fountainhead Special Value Fund
Brown Advisory Growth Equity Fund(1)            Investors Bond Fund
Brown Advisory Small-Cap Growth Fund(2)         Maine TaxSaver Bond Fund
Brown Advisory Maryland Bond Fund(1)            Mastrapasqua Growth Value Fund
Brown Advisory Intermediate Bond Fund(1)        New Hampshire TaxSaver Bond Fund
Brown Advisory International Fund(1)            Payson Total Return Fund
Brown Advisory Value Equity Fund(1)             Payson Value Fund
Brown Advisory Small-Cap Value Fund             Polaris Global Value Fund
                                                Shaker Fund(3)
DF Dent Premier Growth Fund                     TaxSaver Bond Fund

                                                Winslow Green Growth Fund

(1) The Trust offers shares of beneficial interest in an institutional and A share class of this series.
(2) The Trust offers shares of beneficial interest in an institutional, A and B share class of this series.
(3) The Trust offers shares of beneficial interest in an intermediary, A, B and C share class of this series

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and the Fund will continue indefinitely until terminated.

SERIES AND CLASSES OF THE TRUST. Each series or class of the Trust may have a different expense ratio and each class' performance will be affected by its expenses.

SHAREHOLDER VOTING AND OTHER RIGHTS. Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if:
(1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those such classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Upon written request of shareholders representing 10% or more of the Trust's (or a series') outstanding shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES. The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

CODE OF ETHICS. The Trust, the Adviser, and FFS have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and FFS. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

FUND OWNERSHIP. As of September 4, 2003, the percentage of shares owned by all officers and trustees of the Trust as a group was as follows. To the extent officers and trustees own less than 1% of the shares of each class of shares of the Fund, the table reflects "N/A" for not applicable.

----------------------------------------------------- ----------------------
                                                      PERCENTAGE OF
FUND (OR TRUST)                                       SHARES OWNED
----------------------------------------------------- ----------------------
Mastrapasqua Growth Value Fund                        N/A
----------------------------------------------------- ----------------------

Also as of that date, certain shareholders of record owned 5% or more of a class of shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of September 4, 2003, the following persons owned 25% or more of the shares of the Fund and may be deemed to control the Fund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.

CONTROLLING PERSON INFORMATION

                                                                    PERCENTAGE
SHAREHOLDER                                                      OF SHARES OWNED

Charles Schwab & Co. Inc. - Mutual FD                                  80.56%
SPL CSTDY A-C for Excl. Benft. Cust.
101 Montgomery Street
San Francisco, CA 94101

Charles Schwab & Co. Inc. is a California corporation and a subsidiary of Charles Schwab Corporation.

LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY. Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Forum Funds' Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

2.   PROXY VOTING PROCEDURES

A copy of the Trust's proxy voting procedures adopted on behalf of the Fund are included in Appendix D. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 will be available (1) without charge, upon request, by contacting FSS at
(800)   448-0982   or  (207)   879-0001   and  (2)  on  the  SEC's   website  at
HTTP://WWW.SEC.GOV.

3.  REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

4.  FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended May 31, 2003, which are included in the Fund's Annual Report to shareholders, are incorporated herein by reference. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and independent auditors' reports.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA        Bonds,  which are rated Ba, are judged to have  speculative  elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE

          Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S & P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC        An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH

          INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

          SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

PREFERRED STOCK

MOODY'S

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C         This is the lowest  rated  class of  preferred  or  preference  stock.
          Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S & P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB
B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C         A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
          o    Leading market positions in well-established industries.
          o    High rates of return on funds employed.
          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

S & P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees paid to the Adviser with respect to the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                                               ADVISORY FEE PAID         ADVISORY FEE             ADVISORY FEE
                                                                             WAIVED                 RETAINED
June 1, 2002 to May 31, 2003                       $105,764                 $71,059                 $ 34,705
June 1, 2001 to May 31, 2002                        140,132                  50,865                   89,267
July 5, 2000 to May 31, 2001                        151,953                  49,302                  102,651

TABLE 2 - ADMINISTRATION FEES

The following table shows the dollar amount of fees paid to FAdS with respect to the Fund, the amount of fee that was waived by FAdS, if any, and the actual fees received by FAdS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                                                ADMINISTRATION FEE     ADMINISTRATION FEE      ADMINISTRATION FEE
                                                      PAID                    WAIVED                 RETAINED
June 1, 2002 to May 31, 2003                        $25,626                    $0                    $25,626
June 1, 2001 to May 31, 2002                         25,000                     0                     25,000
July 5, 2000 to May 31, 2001                         22,793                     0                     22,793

TABLE 3 - ACCOUNTING FEES

The following table shows the dollar amount of fees paid to FAcS with respect to the Fund, the amount of fee that was waived by FAcS, if any, and the actual fees received by FAcS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                                              ACCOUNTING FEE PAID    ACCOUNTING FEE WAIVED   ACCOUNTING FEE RETAINED

June 1, 2002 to May 31, 2003                        $36,901                    $0                    $36,901
June 1, 2001 to May 31, 2002                        36,000                   2,900                   33,100
July 5, 2000 to May 31, 2001                         36,513                    0                      36,513

TABLE 4 - TRANSFER AGENCY FEES

The following table shows the dollar amount of fees paid to FSS with respect to the Fund, the amount of fee that was waived by FSS, if any, and the actual fees received by FSS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                                              TRANSFER AGENCY FEE     TRANSFER AGENCY FEE      TRANSFER AGENCY FEE
                                                     PAID                    WAIVED                 RETAINED
June 1, 2002 to May 31, 2003                        $20,121                    $0                    $20,121
June 1, 2001 to May 31, 2002                        $19,536                    $0                    $19,536
July 5, 2000 to May 31, 2001                         17,658                     0                     17,658


                                      B-1


TABLE 5 - SHAREHOLDER SERVICING FEES

The following  table shows the dollar amount of fees paid under the  Shareholder
Service Plan with respect to the Fund, the amount of fee that was waived by FAdS, if any, and the actual fees received by FAdS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

                                              SHAREHOLDER SERVICE     SHAREHOLDER SERVICE      SHAREHOLDER SERVICE
                                                   FEE PAID                FEE WAIVED             FEE RETAINED
June 1, 2002 to May 31, 2003                          $0                       $0                      $0
June 1, 2001 to May 31, 2002                           0                       0                        0
July 5, 2000 to May 31, 2001                           0                        0                       0

TABLE 6 - COMMISSIONS

The following table shows the aggregate brokerage commissions of Mastrapasqua Growth Value Fund. The data is for the past three fiscal years (or shorter period if the Fund has been in operation for a shorter period).

                                                           TOTAL BROKERAGE
                                                           COMMISSIONS ($)     % OF BROKERAGE      % OF TRANSACTIONS
                                                             PAID TO AN       COMMISSIONS PAID      EXECUTED BY AN
                                        TOTAL BROKERAGE   AFFILIATE OF THE   TO AN AFFILIATE OF    AFFILIATE OF THE
                                        COMMISSIONS ($)    FUND OR ADVISER   THE FUND OR ADVISER    FUND OR ADVISER
June 1, 2002 to May 31, 2003                $15,760             $0                    0%                      0%
June 1, 2001 to May 31, 2002                 19,493              0                    0%                      0%
July 5, 2000 to May 31, 2001                 19,311              0                    0%                      0%

TABLE 7 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

REGULAR BROKER OR DEALER                       VALUE OF SECURITIES HELD
Merrill Lynch                                          $333,410

TABLE 8 - 5% SHAREHOLDERS

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of September4, 2003.

NAME                                                                    %
AND ADDRESS                                      SHARES              OF FUND

Charles Schwab & Co. Inc. - Mutual FD        2,406,687.063            80.56%
SPL CSTDY A-C for Excl. Benft. Cust.
101 Montgomery Street
San Francisco, CA 94101

APPENDIX C - PERFORMANCE DATA
--------------------------------------------------------------------------------

TABLE 1 -  TOTAL RETURNS

The following table shows performance of the Fund as of the periods ending May 31, 2003.


                                          1 YEAR    SINCE INCEPTION (ANNUALIZED)
RETURN BEFORE TAXES                      (2.29)%                (25.46)%
RETURN AFTER TAXES ON DISTRIBUTIONS      (2.29)%                (25.46)%
RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES               (1.41)%                (19.08)%

APPENDIX D - PROXY VOTING PROCEDURES
--------------------------------------------------------------------------------


                              [LOGO] MASTRAPASQUA
                                ASSET MANAGEMENT
                              -------------------

                             PROXY VOTING PROCEDURES


Mastrapasqua Asset Management, Inc.'s ("MAM" or "the Firm") standard investment management agreement expressly authorizes the Firm to vote proxies on behalf of the client's account. Therefore, unless the client expressly reserves proxy voting responsibility, it is the Firm's responsibility to vote proxies relating to securities held for the client's account.

ERISA ACCOUNTS. Unless proxy voting responsibility has been expressly reserved and is being exercised by another "named fiduciary" for an ERISA plan client, the Firm, as the investment adviser for the account, must vote all proxies relating to securities held for the plan's account. The Firm shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis, to the client or other appropriate person, and shall endeavor to correct any delays or other problems relating to timely delivery of proxies and proxy materials.

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client's investment. Proxy voting decisions must be made solely in the best interests of the client. In voting proxies, the Firm exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of its clients' investments. Clients are sent a copy of the Firm's proxy voting procedures on an annual basis. In addition, a copy of these guidelines and policies are included in the Firm's ADV Part II, Schedule F.

For proxy voting purposes, the following guidelines should be followed:

1. Routine issues: The Compliance Officer will vote routine issues according to management guidelines. A record of these proxies will be kept in a spreadsheet for further reference.

2. Non-routine issues: The Compliance Officer will request a recommendation from the Research Department. The security analyst (s) will discuss non-routine issues with the Portfolio Manager (s) and will obtain approval prior to the cut-off date. His/her recommendation will be documented and signed by the Portfolio Manager. The Compliance Officer will vote according to the recommendations of the security analyst. A copy of these recommendations will be filed for further reference. In the case of ERISA and AFL-CIO accounts, the Portfolio Manager will approve the vote according to ERISA guidelines (DOL Interpretive Bulletin 94-2) or AFL-CIO guidelines available at the AFL Web site.

3. For additional reference, a list showing MAM individual or institutional ERISA and AFL-CIO clients will be kept along with the voting spreadsheet mentioned above.

4. Upon request, clients may receive a copy of the Firm's voting record for their account.


5. RECORDKEEPING. In accordance with the recordkeeping rules, the Firm will retain:
     (i)  Copies of its proxy voting policies and procedures.
     (ii) A record of each vote cast on behalf of a client.
     (iii)A copy of any document created that was material to the voting decision or that memorializes the basis for that decision.
     (iv) A copy of each written client request for proxy voting information and a copy of any written response by the Firm to any client request for proxy voting information.

     The Firm will maintain these materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in the Firm's principal office.

6. When voting for wrap programs, if ERISA information is not available, proxies will be voted as if subject to ERISA to avoid breach of fiduciary duty.

Direction from a client on a particular proxy vote will take precedence over the guidelines. Where the client has provided proxy voting guidelines to the Firm, those guidelines will be followed, unless it is determined that a different vote would add more value to the client's holding of the security in question. A written explanation of the rationale for the deviation from the client's proxy voting guidelines will be maintained.

Should a material conflict arise between the Firm's interest and that of its clients (i.e. the Firm owns shares in a client, the Firm manage a pension plan for a company whose management is soliciting proxies, or a Firm employee has a relative involved in management at an investee company), the Firm will notify the client in order that the client can engage another party to determine how the conflicted proxy should be voted.

The Firm may refrain from voting the proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.


                                      D-2